UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ADAPTIMMUNE THERAPEUTICS PLC

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Adaptimmune Therapeutics PLC
Registered office: 60 Jubilee Avenue, Milton Park
Abingdon, Oxfordshire OX14 4RX, U.K.
Incorporated in England & Wales with registered no. 09338148
April 25, 2025
Dear Shareholder:
2025 Annual General Meeting of Adaptimmune Therapeutics plc (the “AGM”)
This letter, the notice of the AGM set out in this document (“the Notice”) and associated materials for the AGM are being sent or supplied to you because, as of April 23, 2025 (being the latest practicable date before the circulation of this document), you are registered as a holder of ordinary shares in the register of members of the Company. However, this letter, the Notice and associated materials will also be available to holders of American Depositary Shares (“ADS”) and contain information relevant to holders of ADSs.
I am pleased to confirm that our AGM will take place at 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on Thursday, May 29, 2025 at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX. The Notice is set out in this document and it contains the resolutions to be proposed at the AGM (the “Resolutions”).
Action to be taken by holders of ordinary shares in the Company
If you are a holder of American Depositary Shares (“ADSs”), please ignore this section and refer instead to the section below — “Holders of American Depositary Shares”.
If you are a holder of ordinary shares in the Company and are planning to attend the AGM in person (or by way of corporate representative) it would be helpful if you could inform Margaret Henry, Company Secretary, by email: margaret.henry@adaptimmune.com, or mobile: +44 (0)7710 304249.
If you are unable to attend the AGM, you can still vote on the Resolutions by appointing a proxy. A form of proxy for use at the AGM is enclosed, or is being sent to you by email if you have opted to receive information by email. You are able to submit your proxy vote online at www.investorcentre.co.uk/eproxy (see instructions on form of proxy) to arrive by no later than 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on Tuesday, May 27, 2025.
Alternatively, if you have received a printed form of proxy and prefer to return it by post, you are advised to complete and return the form of proxy in accordance with the instructions printed on it and so as to arrive at the Company’s registrar, Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, England as soon as possible but in any event by no later than 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on Tuesday, May 27, 2025. CREST members may appoint a proxy by using the CREST electronic proxy appointment service. The return of a form of proxy or the electronic appointment of a proxy does not preclude you from attending and voting at the AGM if you so wish.
In order to attend and vote at the AGM as an ordinary shareholder or for your form of proxy to remain valid, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 6:30 p.m. London time (1:30 p.m. Eastern Standard Time) on Tuesday, May 27, 2025.
Therefore, if you sell or transfer your ordinary shares in the Company on or prior to May 27, 2025, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Margaret Henry, Company Secretary, to request a new form of proxy for its use.

Should you elect to convert your holding of ordinary shares in the capital of the Company into an interest in the capital of the Company represented by ADSs before the AGM, you will cease to be a holder of ordinary shares in your own name and will not be entitled to vote at the AGM as an ordinary shareholder. You will also not be able to use the form of proxy that has been sent to you. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by American Depositary Shares — please refer to the next section — “Holders of American Depositary Shares”.
Holders of American Depositary Shares
In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register by 5:00 p.m. Eastern Standard Time on Tuesday, April 22, 2025 (the record date for ADS holders).
If you hold ADSs through a bank, broker or nominee on April 22, 2025, the AGM documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions. Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. by no later than 10:00 a.m. Eastern Standard Time on Friday, May 23, 2025.
Contact for ADS holders
If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43099, Providence, RI 02940-5000.
Contact at Adaptimmune
If at any point you require guidance, please contact Margaret Henry, Company Secretary, on email: margaret.henry@adaptimmune.com or cell: +44 (0)7710 304249.
Recommendation
You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement. Your Directors consider that each Resolution is in the best interests of the Company and is likely to promote the success of the Company for the benefit of its members as a whole. Accordingly, your Directors unanimously recommend that you vote in favor of the Resolutions as each of the Directors with personal holdings of shares in the Company intends to do in respect of their own beneficial holdings of shares.
Thank you for your ongoing support of Adaptimmune.
Yours sincerely,
/s/ David M. Mott David M. Mott Chairman, Adaptimmune Therapeutics plc

Adaptimmune Therapeutics PLC
60 Jubilee Avenue, Milton Park
Abingdon, Oxfordshire OX14 4RX, U.K.
Registered Company No. 09338148
NOTICE OF 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 29, 2025
NOTICE is hereby given that the Annual General Meeting of Adaptimmune Therapeutics plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” and “our”), will be held on Thursday, May 29, 2025 at 11:00 a.m. London time (6:00 a.m. Eastern Standard time), at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, for transaction of the following business:
Ordinary resolutions
1.   To re-elect as a director, Ali Behbahani, who retires by rotation in accordance with the Articles of Association.
2.   To re-elect as a director, John Furey, who retires by rotation in accordance with the Articles of Association.
3.   To re-elect as a director, Adrian Rawcliffe, who retires by rotation in accordance with the Articles of Association.
4.   To re-appoint KPMG LLP as auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.
5.   To authorize the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2025.
6.   To adopt the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2024 and to note that the Directors do not recommend the payment of any dividend for the year ended December 31, 2024.
7.   To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024, as disclosed in the Company’s proxy statement under the “Executive Compensation” section, the compensation tables and the narrative disclosures that accompany the compensation tables.
8.   To approve our U.K. statutory directors’ remuneration report for the year ended December 31, 2024, which is set forth as Annex A to the Company’s proxy statement.
9.   To approve the rules of the Adaptimmune Therapeutics plc 2025 Employee Share Option Scheme, which are set forth as Part I of Annex B to the Company’s proxy statement, and which, if approved, will take effect upon conclusion of the Annual General Meeting.
10.   To approve the rules of the Adaptimmune Therapeutics plc 2025 Non-Employee Share Option Scheme, which are set forth as Part II of Annex B to the Company’s proxy statement, and which, if approved, will take effect upon conclusion of the Annual General Meeting.
11.   To authorize the directors generally and unconditionally for the purpose of s551 of the U.K. Companies Act 2006 to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to a maximum aggregate nominal amount of £517,821.00 to such persons at such times and upon such conditions as the directors may determine (subject to the Company’s articles of association). This authority shall expire (unless previously renewed, varied or revoked) on the earlier of the conclusion of the annual general meeting in 2026 and June 30, 2026 but so that the Company may make offers and enter into agreements before that expiry which would, or might, require shares to be allotted or Rights to be granted after that expiry and the directors may allot shares or grant Rights pursuant to any of those offers or agreements as if the authority had not expired.
The authority referred to in this resolution is in substitution for the authority conferred on the directors under s551 of the U.K. Companies Act 2006 at the annual general meeting held on May 14, 2024 but the directors may allot shares or grant Rights pursuant to an offer made or agreement entered into by the Company before the expiry of the authority pursuant to which that offer was made or agreement entered into.
Special resolution
12.   Subject to the passing of Resolution 11, to empower the directors generally pursuant to s570(1) of the U.K. Companies Act 2006 to allot equity securities (as defined in s560 of the U.K. Companies Act 2006) for cash pursuant to the general authority conferred on them by Resolution 11 as if s561(1) of the U.K. Companies Act 2006 did not apply to that allotment. This power:
(a)   shall be limited to the allotment of equity securities up to an aggregate nominal amount of £517,821.00;
(b)   expires (unless previously renewed, varied or revoked) on the earlier of the conclusion of the annual general meeting in 2026 and June 30, 2026 but so that the Company may make offers and enter into agreements before that expiry which would, or might, require equity securities to be allotted after that expiry and the directors may allot equity securities pursuant to any of those offers or agreements as if this power had not expired; and
(c)   applies in relation to a sale of shares which is an allotment of equity securities by virtue of s560(3) of the U.K. Companies Act 2006 as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Resolution 11” were omitted.
For the purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with s560 of the U.K. Companies Act 2006.
Advisory resolution
13.   To approve, on a non-binding, advisory basis, that the option of once every one year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation” section, the compensation tables and the other related disclosure.
Proposals 1 through 11 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Proposal 12 will be proposed as a special resolution. A special resolution is passed on a show of hands if it is approved by not less than 75% of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Proposal 13 will be proposed as an advisory resolution in respect of which the option regarding the preferred frequency of future votes on executive compensation that receives the highest number of votes cast in favour, on a show of hands or (if demanded) on a poll, will be treated as approved.

The result of the shareholder votes on proposals 6, 7, 8 and 13 regarding adoption of our U.K. statutory annual accounts and reports for the year ended December 31, 2024, approval of the compensation of our named executive officers for the year ended December 31, 2024, approval of our U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2024 and approval of the preferred frequency of future votes on executive compensation will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 6, 7, 8 and 13.
The results of any polls taken on the resolutions at the Annual General Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (https://www.adaptimmune.com) as soon as reasonably practicable following the Annual General Meeting and for the required period thereafter.
BY ORDER OF THE BOARD /s/ Margaret Henry Margaret Henry Company Secretary April 25, 2025	Registered Office 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, United Kingdom Registered in England and Wales No 09338148

Notes
(a)
Only those members registered in the register of members of the Company at 6:30 p.m. London time (1:30 p.m. Eastern Standard Time) on May 27, 2025 will be entitled to attend and vote at the Annual General Meeting (“AGM”) in respect of the number of ordinary shares registered in their name at the time. Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the AGM. Should the AGM be adjourned to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned AGM. Should the AGM be adjourned for a longer period, then to be so entitled, members must be entered on the Register at the time which is 48 hours before the time fixed for the adjourned AGM or, if the Company gives notice of the adjourned AGM, at the time specified in the notice.

(b)
Any member may appoint a proxy to attend, speak and vote on his/her behalf. A member may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a member, but must attend the meeting in person. Proxy forms should be lodged with the Company’s Registrar (Computershare) not later than 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on May 27, 2025. Completion and return of the appropriate proxy form does not prevent a member from attending and voting in person if he/she is entitled to do so and so wishes. The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the proxy statement under the section entitled “Questions and Answers About Voting.”

(c)
Any corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same shares.

(d)
In the case of joint holders, the vote of the senior who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

(e)
CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the AGM and any adjournments of it by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed voting service providers, should refer to their sponsors or voting service providers, who will be able to take the appropriate action on their behalf.

For a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for those instructions as described in the CREST Manual (available via www.euroclear.com). The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given to the previously appointed proxy, must, to be valid, be transmitted so as to be received by the Company’s agent 3RA50 by 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on May 27, 2025. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Company’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed voting service providers, to procure that its CREST sponsors or voting service providers take) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
(f)
As of April 23, 2025 (being the last practicable date before circulation of this Notice), the Company’s issued ordinary share capital consisted of 1,583,520,204 ordinary shares, carrying one vote each. Therefore, the total voting rights in the Company as of that date are 1,583,520,204.

(g)
Under s527 Companies Act 2006, members meeting the threshold requirement set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with s437 Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with ss527 or 528 Companies Act 2006. Where the Company is required to place a statement on a website under s527 Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required, under s527 Companies Act 2006, to publish on a website.

(h)
Except as set out in the notes to this Notice, any communication with the Company in relation to the AGM, including in relation to proxies, should be sent to the Company’s Registrar, Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, England. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.

(i)
Copies of the employment agreement for our executive director and of the letters of appointment for our non-executive directors will be available for inspection at the registered office of the Company during normal business hours on any week day (public holidays excepted) from the date of this Notice of AGM until the date of the AGM, and at the place of the AGM for one hour before the meeting and at the meeting itself.

i

Adaptimmune Therapeutics PLC
60 Jubilee Avenue, Milton Park
Abingdon, Oxfordshire OX14 4RX, U.K.
Registered Company No. 09338148
PROXY STATEMENT FOR THE 2025 ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 29, 2025
INFORMATION CONCERNING PROXY SOLICITATION AND VOTING
We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors of Adaptimmune Therapeutics plc (referred to herein as the “Company”, “Adaptimmune”, “we”, “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting” or the “AGM”) to be held on Thursday, May 29, 2025, at 11:00 a.m. London time (6:00 a.m. Eastern Standard time), at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX.
•
This proxy statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•
The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, internet and personal solicitation. All costs of solicitation of proxies will be covered by us.
We are sending or supplying the Notice of 2025 AGM, this proxy statement and the form of proxy to our ordinary shareholders of record as of April 23, 2025 (being the latest practicable date before the circulation of this document) for the first time on or about April 25, 2025. We are also including our U.K. statutory annual accounts and reports for the year ended December 31, 2024 (the “2024 U.K. Annual Report”), our annual report on Form 10-K for the year ended December 31, 2024 (the “Annual Report on Form 10-K”), the proposed rules of our 2025 Employee Share Option Scheme (the “2025 Employee Share Option Scheme”) and the proposed rules of our 2025 Non-Employees Share Option Scheme (the “2025 Non-Employee Share Option Scheme”). This includes sending or supplying our proxy materials, including this proxy statement, the 2024 U.K. Annual Report and the Annual Report on Form 10-K, to relevant brokers, dealers, bankers and their nominees in their capacity as shareholders of record, so that they can supply these materials to the relevant beneficial owners of ordinary shares.
Whilst this document is being sent or supplied to our ordinary shareholders of record, this document will also be made available to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to be Held on May 29, 2025
Our Notice of 2025 AGM, this proxy statement, the Annual Report on Form 10-K, our 2024 U.K. Annual Report, our 2025 Employee Share Option Scheme, our 2025 Non-Employee Share Option Scheme and our form of proxy are available in the Investors section of our website at https://www.adaptimmune.com.

QUESTIONS AND ANSWERS ABOUT VOTING AT THE ANNUAL GENERAL MEETING
Why am I receiving these materials?
We have sent you this proxy statement and the enclosed form of proxy because you are an ordinary shareholder of record and our Board of Directors (the “Board”) is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. You are invited to attend the Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Meeting to vote your shares. Instead, please submit your proxy online at www.investorcentre.co.uk/eproxy (see instructions on form of proxy). Alternatively, you may simply complete, sign and return the enclosed form of proxy. CREST members may appoint a proxy by using the CREST electronic proxy appointment service. All proxies, however submitted, must be lodged with our registrar, Computershare, by no later than 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on Tuesday, May 27, 2025.
We intend to send this proxy statement and the accompanying form of proxy on or about April 25, 2025 to all ordinary shareholders of record as of April 23, 2025.
Materials for ADS holders of record, including the Depositary’s notice of meeting, incorporating a link to the proxy materials on the Adaptimmune website, and an ADS proxy card, will be mailed on or about April 25, 2025 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m. Eastern Standard Time on April 22, 2025 (the record date for ADS holders).
Who can vote at the Meeting?
Ordinary shareholders
Only ordinary shareholders of record registered in the register of members at 6:30 p.m. London time (1:30 p.m. Eastern Standard Time) on Tuesday, May 27, 2025 will be entitled to vote at the Meeting. As of April 23, 2025 (being the last practicable date before the circulation of this proxy statement) there were 1,583,520,204 ordinary shares issued and outstanding and entitled to vote.
Whether or not you plan to attend the Meeting, we urge you to submit your proxy to ensure you count towards the quorum and your vote is counted. Please submit your proxy online at www.investorcentre.co.uk/eproxy (see instructions on form of proxy). Alternatively, please complete and return the enclosed form of proxy. CREST members may appoint a proxy by using the CREST electronic proxy appointment service.
All proxies, however submitted, must be lodged with our registrar, Computershare, by no later than 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on Tuesday, May 27, 2025.
If you sell or transfer your ordinary shares in the Company on or prior to May 27, 2025, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Margaret Henry, Company Secretary, to request a new form of proxy for its use.
Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent
If, on April 23, 2025, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting by proxy. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.
Holders of American Depositary Shares
You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register by 5:00 p.m. Eastern Standard Time on Tuesday, April 22, 2025 (the record date for ADS holders).

If you hold ADSs through a brokerage firm, bank or nominee on April 22, 2025, the materials for ADS holders, including the Depositary’s notice of meeting, incorporating a link to the materials on the Adaptimmune website, and the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.
Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. by no later than 10:00 a.m. Eastern Standard Time on Friday, May 23, 2025.
Citibank, N.A. will collate all votes properly submitted by ADS holders and submit votes on behalf of all ADS holders.
Contact for ADS holders
If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43099, Providence, RI 02940-5000.
Contact at Adaptimmune
If at any point you require guidance, please contact Margaret Henry, Company Secretary, on email: margaret.henry@adaptimmune.com, tel: +44(0)1235 430036 or cell: +44 (0)7710 304249.
What are the requirements to elect the directors and approve each of the proposals?
You may cast your vote for or against proposals 1 through 12 or abstain from voting your shares on one or more of these proposals. You may cast your vote for one of the options regarding the preferred frequency of future votes on executive compensation set out in proposal 13 or abstain from voting your shares on that proposal.
Proposals 1 through 11 will be proposed as ordinary resolutions. Proposal 12 will be proposed as a special resolution. Under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. A special resolution is passed on a show of hands if it is approved by not less than 75% of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Proposal 13 will be proposed as an advisory resolution in respect of which the option regarding the preferred frequency of future votes on executive compensation that receives the highest number of votes cast in favour, on a show of hands or (if demanded) on a poll, will be treated as approved.
The result of the shareholder votes on proposals 6, 7, 8 and 13 regarding adoption of our U.K. statutory annual accounts and reports for the year ended December 31, 2024, approval of the compensation of our named executive officers for the year ended December 31, 2024, approval of our U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2024 and approval of the preferred frequency of future votes on executive compensation will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 6, 7, 8 and 13.

What are the voting recommendations of our Board regarding the election of directors and other proposals?
The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.
Proposal	Description of Proposal	Board’s Recommendation
1	Re-election of Ali Behbahani as a director.	FOR
2	Re-election of John Furey as a director.	FOR
3	Re-election of Adrian Rawcliffe as a director.	FOR
4	Re-appointment of KPMG LLP as the Company’s auditors, to hold office until the conclusion of the next annual general meeting of shareholders.	FOR
5	Authorization for the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2025.	FOR
6	To adopt the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2024.	FOR
7	Approval of the compensation of our named executive officers for the year ended December 31, 2024, which is set forth in this proxy statement.	FOR
8	Approval of our U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2024, which is set forth as Annex A.	FOR
9	Approval of our 2025 employee share option scheme, which is set forth as Part I of Annex B, and which, if approved, will take effect upon the conclusion of the Meeting.	FOR
10	Approval of our 2025 non-employee share option scheme, which is set forth as Part II of Annex B, and which, if approved, will take effect upon the conclusion of the Meeting.	FOR
11	Authorization for the Board of Directors to allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of £517,821.00.	FOR
12	Empowering the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of £517,821.00 pursuant to the authorization in Proposal No. 11 as if U.K. statutory pre-emption rights did not apply.	FOR
13	Advisory vote on the preferred frequency of future votes on executive compensation.	ANNUALLY
What constitutes a quorum?
For the purposes of the Meeting, a quorate meeting will be formed by two persons being present and between them holding (or being the proxy or corporative representative of the holders of) at least one-third in number of the issued ordinary shares of the Company entitled to vote at the Meeting.
If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement. If there is no quorum, the Meeting will stand adjourned to such time, date and place as may be fixed by the chairperson of the Meeting (being not less than 10 days later), and, if a quorum is not present at the adjourned meeting, the Meeting will be dissolved.

Where Citibank N.A. submits votes on behalf of any ADS holders, the number of ordinary shares represented by the ADSs held by the relevant ADS holders will count towards the quorum.
How do I vote my shares?
If you are an ordinary “shareholder of record,” you may appoint a proxy to vote on your behalf:
•
By submitting your proxy online at www.investorcentre.co.uk/eproxy (see instructions on form of proxy); or

•
By completing and signing the form of proxy and returning it in the envelope provided; or

•
For CREST members, by appointing a proxy by using the CREST electronic proxy appointment service.

All proxies (however submitted) must be lodged with our registrar (Computershare) by no later than 11:00 a.m. London time (6:00 a.m. Eastern Standard Time) on Tuesday, May 27, 2025.
If you properly give instructions as to your proxy appointment by executing and returning a form of proxy, or by submitting your proxy online, and your proxy appointment is not subsequently revoked, your shares will be voted by the attendance of your proxy at the Meeting and your proxy voting in accordance with your instructions.
If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.
How will my shares be voted if I do not specify how they should be voted?
If you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting.
Can I change my vote or revoke a proxy?
A registered shareholder can revoke his or her proxy before the time of voting at the Meeting by:
•
emailing or mailing a revised form of proxy dated later than the prior form of proxy; or

•
notifying the Company’s registrar (Computershare) in writing that you are revoking your proxy. Your revocation must be received by Computershare not less than 48 hours (not including non-business days) before the time of the Meeting to be effective; or

•
voting in person at the Meeting.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares.
Who counts the votes?
Computershare Investor Services PLC (“Computershare”) has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can directly submit your proxy online to Computershare at www.investorcentre.co.uk/eproxy (see instructions on form of proxy) or you can return your executed form of proxy to Computershare for tabulation.
If you hold your ordinary shares through a broker, your broker will directly submit your proxy to Computershare online or return the form of proxy to Computershare.
If you are a holder of record of ADSs, you can return your executed ADS proxy card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Computershare for tabulation.

How are votes counted?
Votes will be counted by Computershare, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld” or abstention is not a vote in law and will not be counted in the calculation of the votes “for” and “against” a resolution.
How many votes do I have?
On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or (being a corporation) by a duly authorized representative has one vote for each share held by the shareholder.
What if I plan to attend the Meeting?
Attendance at the Meeting will be limited to ordinary shareholders of record as of 6:30 p.m. London time (1:30 p.m. Eastern Standard Time) on Tuesday, May 27, 2025. In order to obtain admittance to the Meeting each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.
How do you solicit proxies?
We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Meeting. We estimate that we will pay Morrow Sodali a fee not to exceed $15,000. We have agreed to reimburse Morrow Sodali for certain reasonable and documented out-of-pocket fees and expenses, including telephone charges, and will also indemnify Morrow Sodali, its subsidiaries and their respective directors, officers, employees and agents against certain claims, liabilities, losses, damages and expenses. We may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of our ordinary shares. Our directors, officers and employees also may solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. We will also reimburse Citibank, N.A. for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.
What do I do if I receive more than one notice or form of proxy?
If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.
Will there be any other business conducted at the Meeting?
No. In accordance with our Articles of Association, other than with respect to procedural matters in relation to the Meeting, no business other than proposals 1 through 13 may be presented at this Meeting. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.
What is the role of KPMG?
KPMG LLP (“KPMG”) is our auditor for the fiscal year ended December 31, 2024 and our Audit Committee has selected KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that we submit the selection of KPMG for approval by our shareholders at the Meeting. Proposal 4 seeks your approval of the re-appointment of KPMG to serve as our auditor, to hold office until the conclusion of the next annual general meeting of shareholders.
KPMG are entitled to attend any general meeting of the Company and be heard on any part of the business of the meeting that concerns them as auditors.

What is Computershare’s role?
Computershare is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Computershare at tel: +44 (0) 370 702 0000 or by writing to Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, England.
Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43099, Providence, RI 02940-5000.
How can I find out the results of the voting at the Meeting?
Voting results will be announced by the filing of a current report on Form 8-K within four business days after the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.
Directions to Meeting
Directions to our Meeting, which is to be held at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, are available in the Contact section of our website at: https://www.adaptimmune.com

ELECTION OF DIRECTORS
Our Board of Directors currently consists of nine directors.
Our Articles of Association require that those directors who were appointed by the Board since our 2024 Annual General Meeting must retire from office and may offer themselves for re-election. No directors have been appointed by the Board since our 2024 Annual General Meeting.
Additionally, our Articles of Association require one-third (or such number nearest to but not exceeding one-third) of our directors who are subject to retirement by rotation to retire from office at each annual general meeting, being those directors longest in office since their last re-election or appointment. In the case of equal tenure, retirement is by agreement. Of the nine directors subject to retirement by rotation, Dr. Ali Behbahani, Mr. John Furey and Mr. Adrian Rawcliffe, will, on this occasion, retire from office and stand for re-election by our shareholders.
Having carried out an evaluation of the individual performance of each of Dr. Ali Behbahani, Mr. John Furey and Mr. Adrian Rawcliffe with the support of the Corporate Governance and Nominating Committee, the Board is satisfied that their performance continues to be effective and that they continue to demonstrate commitment to their roles. The Board considers that it is entirely appropriate for each of Dr. Ali Behbahani, Mr. John Furey and Mr. Adrian Rawcliffe to seek re-election at the AGM.
Each of the above directors has been nominated for re-election and no other nominees for directors have been presented. Therefore, it is anticipated that following the AGM, if all of the above directors are re-elected, the Board of Directors will be comprised of nine members.
In connection with proposals 1 through 3, we set forth the biographical information for the nominees to our Board of Directors. For biographical information for the other directors see Board of Directors and Corporate Governance.

PROPOSAL 1 — RE-ELECTION OF ALI BEHBAHANI TO THE BOARD OF DIRECTORS
Dr. Ali Behbahani is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the next annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Behbahani has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Dr. Behbahani, 48, has served as a Non-Executive Director since February 2015 and also serves as a member of our Corporate Governance and Nominating Committee and of our Research and Development (“R&D”) Committee. He formerly served as a Non-Executive Director of Adaptimmune Limited since September 2014, initially in a capacity as a nominee of NEA, one of our shareholders. Dr. Behbahani is currently a Partner and Co-Head of Healthcare at NEA, having worked in various roles for the fund since 2007, specializing in investments in the biopharmaceutical and medical device sectors. He is currently a board member of public companies Arcellx (Nasdaq: ACLX), Black Diamond Therapeutics, Inc (Nasdaq: BDTX), CRISPR Therapeutics AG (Nasdaq: CRSP), Monte Rosa Therapeutics (Nasdaq: GLUE) and Nkarta (Nasdaq: NKTX) and formerly served as a director of CVRx (Nasdaq: CVRX), Genocea (Nasdaq: GNCA), Minerva Surgical (Nasdaq: UTRS), Nevro Corp (NYSE: NVRO) and Oyster Point Pharma, Inc (Nasdaq: OYST). He also serves as a director for several private companies, including 858 Therapeutics, Enceladus Bio, Korro Bio, Nexo Therapeutics, Revelio Therapeutics, Red Ridge Bio, Spyglass Pharma, Stablix and Tune Therapeutics. He has previously worked as a consultant in business development at The Medicines Company and held positions as a Venture Associate at Morgan Stanley Venture Partners from 2000 to 2002 and as a Healthcare Investment Banking Analyst at Lehman Brothers from 1998 to 2000. Dr. Behbahani conducted basic science research in the fields of viral fusion inhibition and structural proteomics at the National Institutes of Health and at Duke University. He holds an M.D. degree from The University of Pennsylvania School of Medicine and an M.B.A. from The University of Pennsylvania Wharton School. Our Board of Directors believes Dr. Behbahani’s qualifications to serve as a member of our board include his financial expertise, his experience as a venture capital investor, his extensive experience in the healthcare industry and his years of experience in his leadership roles as a director and executive officer.
Based on his extensive experience as a senior executive and board member in the pharmaceutical and healthcare sectors, the Corporate Governance and Nominating Committee concluded that Dr. Behbahani is qualified to serve on our Board of Directors. Dr. Behbahani recused himself from the Corporate Governance and Nominating Committee’s deliberations concerning his nomination.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-ELECTION OF ALI BEHBAHANI TO THE BOARD OF DIRECTORS

PROPOSAL 2 — RE-ELECTION OF JOHN FUREY TO THE BOARD OF DIRECTORS
John Furey is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the next annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Mr. Furey has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Mr. Furey, 60, has served as a Non Executive Director since July 2018 and also serves as a member of our Audit Committee and of our Remuneration Committee. He has over 30 years of experience of developing and implementing operational strategies and leading commercial and technical teams. Mr. Furey has served as the Chief Executive Officer of Imvax, Inc. since September 2019. He also serves as a board member of Sensorion (Euronext Growth: ALSEN) and and formerly served as a board member of Vaxcyte, Inc. (Nasdaq: PCVX). Prior to joining Imvax, Mr. Furey served as Chief Operating Officer at Spark Therapeutics, Inc from December 1, 2016 through December 31, 2018, where he was responsible for global commercial operations, medical affairs and technical operations. Prior to joining Spark Therapeutics, Mr. Furey was senior vice president and head of global operations for Baxalta, where he directed manufacturing, quality, engineering, and process development. He actively managed a $2.5 billion production budget across Baxalta’s global network and led a first-in-class supply chain organization for rare diseases. Mr. Furey led the team that coordinated and delivered the successful establishment of Baxalta through a spin out from Baxter and led the Baxter Vaccine inline business to realize significant top line and bottom line growth. He also spent two years in China as general manager of Pfizer’s vaccine business unit following a role with responsibility for global pricing and reimbursement at Pfizer Vaccines. In these roles, Mr. Furey gained extensive experience in pipeline development and global product launches. Earlier in his career, he held both commercial and operations positions of increasing scope and responsibility with Pfizer and Wyeth Pharmaceuticals. Mr. Furey has an executive M.B.A. from St. Joseph’s University, Philadelphia, a B.S. degree from Trinity College, Dublin, and a diploma in Environmental Health from the Technology University, Dublin. Our Board of Directors believes Mr. Furey’s qualifications to serve as a member of our board include his extensive experience in the biopharmaceutical industry and his years of experience in his leadership roles as an executive officer.
Based on his extensive experience as a senior executive in the pharmaceutical and healthcare sectors, the Corporate Governance and Nominating Committee concluded that Mr. Furey is qualified to serve on our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-ELECTION OF JOHN FUREY TO THE BOARD OF DIRECTORS

PROPOSAL 3 — RE-ELECTION OF ADRIAN RAWCLIFFE TO THE BOARD OF DIRECTORS
Mr. Adrian Rawcliffe is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the next annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Mr. Rawcliffe has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.
Mr. Rawcliffe, 53, has served as our Chief Executive Officer since September 2019 and is a member of our Executive Team. Previously, he served as our Chief Financial Officer from March 2015 through September 2019. Mr. Rawcliffe has over 20 years of experience within the biopharmaceutical industry and most recently served as Senior Vice President, Finance of GSK’s North American Pharmaceuticals business. He joined GSK in 1998 and his other senior roles at the company included Senior Vice President Worldwide Business Development and R&D Finance, where he was responsible for all business development and finance activities for GSK’s Pharmaceuticals R&D business and Managing Partner and President of SR One Ltd, GSK’s venture capital business. Mr. Rawcliffe currently serves as a non-executive director of WAVE Life Sciences (Nasdaq: WVE). Mr. Rawcliffe qualified as a chartered accountant with PwC and holds a B.Sc. degree in Natural Sciences from the University of Durham, U.K. Our Board of Directors believes Mr. Rawcliffe’s qualifications to serve as a member of our board include his financial expertise, his extensive experience in the biopharmaceutical industry and his years of experience in his leadership roles as a director and executive officer.
Based on his extensive experience as a senior executive and board member in the biotechnology, pharmaceutical and healthcare sectors, the Corporate Governance and Nominating Committee concluded that Mr. Rawcliffe is qualified to serve on our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-ELECTION OF ADRIAN RAWCLIFFE TO THE BOARD OF DIRECTORS

PROPOSAL 4 — RE-APPOINTMENT OF KPMG LLP AS OUR AUDITORS, TO HOLD
OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL
MEETING OF SHAREHOLDERS
Proposal 4 seeks your approval of the re-appointment of KPMG LLP to serve as our auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy.
Background to Proposal 4
Our Audit Committee has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that we submit the selection of KPMG for approval by our shareholders at the Meeting.
The Audit Committee approves KPMG’s and its affiliates audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform audit services that we expect to be performed for the fiscal year and appoints the auditor to perform audit-related, tax and other permitted non-audit services. In addition, our Audit Committee approves the terms of the engagement letter to be entered into by us with the independent auditor. The Audit Committee has also delegated to its chairman the authority, from time to time, to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees, provided that the chairman shall report any decisions to pre-approve such audit-related and non-audit services and fees to our full Audit Committee at its next regular meeting. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Committees” and “Report of the Audit Committee.”
KPMG commenced auditing our annual financial statements with the fiscal year 2010.
Fees for Independent Registered Public Accounting Firm — KPMG
The table below sets forth a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal years ended December 31, 2024 and December 31, 2023. All such audit and audit-related services were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Fees	December 31, 2024 ($)	December 31, 2023 ($)
Audit Fees(1)	1,208,000	1,026,000
Audit-related Fees(2)	448,000	386,000
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	1,656,000	1,412,000

(1)
Audit fees for 2024 and 2023 consisted of fees for the audits of the Company’s annual consolidated financial statements.

(2)
Audit-related fees for 2024 and 2023 consisted primarily of fees billed in connection with reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. Included in the 2024 and 2023 fees are fees billed in connection with registration statements, offerings and the issuance of comfort letters.

(3)
Tax Fees consist of fees for professional services, including tax consulting and compliance. There were no such fees incurred in 2024 or 2023.

(4)
All Other Fees incurred were $nil in 2024 and $nil in 2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RE-APPOINTMENT OF KPMG LLP AS OUR AUDITORS, TO HOLD OFFICE UNTIL
THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 5 — AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
Proposal 5 authorizes the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2025. Fees for KPMG, our independent registered public accounting firm and U.K. statutory auditors, in respect of the years ended December 31, 2024 and December 31, 2023, are set forth in Proposal 4 above.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR
AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

PROPOSAL 6 — RESOLUTION TO ADOPT THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS
At the Meeting, our Board of Directors will present our U.K. statutory annual accounts and reports for the period January 1, 2024 through December 31, 2024, which includes the audited portion of the directors’ annual report on remuneration. We will provide our shareholders with an opportunity to receive the U.K. statutory annual accounts and reports and to adopt them.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE RESOLUTION TO ADOPT THE COMPANY’S U.K. STATUTORY
ANNUAL ACCOUNTS AND REPORTS

PROPOSAL 7 — ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) enable our shareholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed under the “Executive Compensation” section, the 2024 Summary Compensation Table and the related compensation tables, notes, and narrative in this proxy statement.
This proposal, known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.
Our compensation programs are designed to support our business goals and promote our long-term profitable growth. Our equity plans are intended to align compensation with the long-term interests of our shareholders. We urge shareholders to read the “Executive Compensation” section, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. We also encourage you to review the 2024 Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. The Board and the Remuneration Committee believe that the policies and procedures described and explained in the “Executive Compensation” section are effective in achieving our goals.
The vote under this Proposal No. 7 is advisory, and therefore not binding on the Company, the Board or our Remuneration Committee. However, our Board of Directors and Remuneration Committee values the opinions of our shareholders and will review and consider the voting results when making future decisions regarding our executive compensation program. Currently, we expect to hold an advisory vote on the compensation paid to our named executive officers each year and expect that the next such vote will occur at our 2026 annual general meeting of shareholders.
Shareholders will be asked at the Meeting to approve the following resolution pursuant to this Proposal No. 7:
“RESOLVED, that the shareholders of the Company approve, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers,” as disclosed in this proxy statement under the “Executive Compensation” section, the compensation tables and the narrative disclosures that accompany the compensation tables.”
THE BOARD RECOMMENDS YOU VOTE
FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
SET FORTH IN THIS PROXY STATEMENT

PROPOSAL 8 — APPROVAL OF OUR U.K. STATUTORY DIRECTORS’
ANNUAL REPORT ON REMUNERATION
Our U.K. statutory directors’ remuneration report is set forth as Annex A to this proxy statement. The directors’ remuneration report includes the annual report on remuneration. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the Remuneration Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.
At the Meeting, the shareholders will vote on the annual report on remuneration. This vote is advisory and non-binding. Although non-binding, our Board of Directors and Remuneration Committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the Meeting, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.
THE BOARD RECOMMENDS YOU VOTE
FOR THE APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION SET FORTH AS ANNEX A

PROPOSAL 9 — APPROVAL OF THE RULES OF THE ADAPTIMMUNE
THERAPEUTICS PLC 2025 EMPLOYEE SHARE OPTION SCHEME
Proposal
The Board believes that stock options can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
On April 11, 2025 the Board, upon the recommendation of the Remuneration Committee, adopted the Rules of the Adaptimmune Therapeutics plc 2025 Employee Share Option Scheme (the “2025 Employee Plan”), subject to the approval of the Company’s shareholders. The 2025 Employee Plan will replace the Company’s 2016 Employee Share Option Scheme (the “2016 Employee Plan”), which expired on March, 15, 2025. Consequently, the Company has not made any grants under the 2016 Employee Plan after March 15, 2025 and will no longer make any grants under that plan.
The 2025 Employee Plan provides flexibility to the Remuneration Committee and Board to use stock options as compensation tools to motivate the Company’s workforce. A copy of the 2025 Employee Plan is attached as Annex B — Part I to this proxy statement and is incorporated herein by reference.
Summary of Material Features
The material features of the 2025 Employee Plan are:
•
The 2025 Employee Plan is intended to be an employees’ share scheme, for the purposes of the Companies Act 2006;

•
The maximum number of the Company’s Ordinary Shares of £0.001 each (the “Shares”), to be issued under the 2025 Employee Plan shall not exceed 163,000,000 Shares (the “Employee Plan Limit”);

•
No “evergreen” feature is included in the 2025 Employee Plan;

•
The 2025 Employee Plan provides for the award of options to acquire Shares, at a per share exercise price determined by the Board, intended to be either the fair market value of Shares at the date of grant or the nominal value of the Shares (£0.001);

•
The 2025 Employee Plan shall be administered by our Board;

•
The term of the 2025 Employee Plan will expire on April, 10, 2035 (unless terminated earlier).

Based solely on the closing price of our ADSs as reported by the Nasdaq on April 11, 2025, the maximum aggregate market value of the Shares that could potentially be issued under the 2025 Employee Plan is $6,039,150. The Shares that we issue under the 2025 Employee Plan will be authorized but unissued Shares or Shares transferred from an existing shareholder, such as the trustee of an employee benefit trust. The Shares underlying any awards that are forfeited, cancelled, expire or are otherwise terminated under the 2025 Employee Plan (other than by reason of exercise) are added back to the Shares available for further awards under the 2025 Employee Plan.
As of April 11, 2025, there were (i) stock options to acquire 201,223,449 Shares outstanding under all of the Company’s prior equity compensation plans with a weighted average exercise price of £0.38 and a weighted average remaining term of 7.01 years; and (ii) stock options to acquire 76,091,746 Shares outstanding under all of the Company’s prior equity compensation plans with a weighted average exercise price of £0.001 and a weighted average remaining term of 8.42 years. Other than the foregoing, no awards under the Company’s prior equity compensation plans were outstanding as of April 11, 2025.
Rationale for the Employee Plan Limit
The 2025 Employee Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards are an important component of our employees’ compensation. Our Remuneration Committee and our Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees that we need.
We manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. Our Remuneration Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes is necessary and appropriate to attract, reward and retain our employees.
Burn rate
The following table sets forth information regarding historical awards granted and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares outstanding for that year, for each of the last three fiscal years:
Fiscal Year	Number of Stock Options Granted	Weighted Average Ordinary Shares Outstanding at Fiscal Year End	Resulting Burn Rate (% of Weighted Average Ordinary Shares Outstanding)
2022	56,074,717	967,242,403	5.8%
2023	88,266,682	1,206,440,978	7.3%
2024	89,842,812	1,513,810,852	5.9%
Average(1)			6.3%

(1)
The number of stock options granted in fiscal year 2023 includes 35,156,344 options granted as replacement awards as part of the acquisition of TCR2 Therapeutics, Inc. (“TCR2”). Excluding the impact of these awards, our average resulting burn rate over fiscal years 2022 through 2024 would have been 5.4% of weighted average ordinary shares outstanding.

Based on input from Pearl Meyer, the Remuneration Committee and the Board determined the size of reserved pool under the 2025 Employee Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors would likely find acceptable. We anticipate that if our requested share reserve is approved by our shareholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees for the next two years.
New Plan Benefits
Future grants under the 2025 Employee Plan will be made at the discretion of the Board and, accordingly, are not yet determinable. In addition, benefits under the 2025 Employee Plan will depend on a number of factors, including the fair market value of our stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2025 Employee Plan.
Summary of the 2025 Employee Plan
The following description of certain features of the 2025 Employee Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2025 Employee Plan that is attached hereto as Annex B — Part I.
Plan Administration.   The 2025 Employee Plan wll be administered by the Board which has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted and to determine the specific terms and conditions of each award, subject to the provisions of the 2025 Employee Plan. The Board may delegate its powers under the 2025 Employee Plan to such person or persons as it determines, subject to such terms, conditions and limitations as it may establish in its sole discretion. However, the Board may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in the 2025 Employee Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option granted to such an officer, director or other person. Notwithstanding the foregoing, any matter to be determined in relation to an award granted or to be granted to, or held by, the Company’s chief executive officer or its other executive officers must be determined or recommended to the full Board of the Company for determination either by (i) independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate; or (ii) a compensation committee comprised solely of independent directors. The Board’s decision on any matter relating to the 2025 Employee Plan is final, and it may make or vary regulations for the administration and operation of the 2025 Employee Plan provided that such regulations are not inconsistent with the plan..
Eligibility.   Persons eligible to participate in the 2025 Employee Plan will be employees of the Company and its subsidiaries. As of April 11, 2025, approximately 388 individuals (including our Chief Executive Officer and five other executive officers) would have been eligible to participate in the 2025 Employee Plan had it been effective on such date.
Plan Limit.   The total number of our ordinary shares (the “Shares”) for which awards may be granted under the 2025 Employee Plan cannot exceed the “Scheme Limit”. The “Scheme Limit” is 163,000,000 Shares. Shares subject to awards which (in whole or in part) have lapsed or otherwise become incapable of exercise (other than by reason of the satisfaction thereof) shall again become available for awards under the Scheme Limit (to the extent that the relevant award has lapsed or otherwise become incapable of exercise).
Type of awards.   The 2025 Employee Plan permits the granting of awards in the form of options to acquire Shares. The option exercise price of each option will be determined by the Board. The plan has specific provisions for the grant of Nominal Cost Options and RSU-style Options, both of which have a per share exercise price of £0.001 (the nominal (par) value of a Share). Options granted other than as Nominal Cost Options or RSU-style Options are intended to have an exercise price equal to the fair market value of a Share at the date of grant. There are provisions for the adjustment of the exercise price of an option to appropriately reflect changes in our capital structure. The 2025 Employee Plan does not provide for the grant of incentive stock options, but does allow options to be granted as enterprise management incentive (EMI) options, which may have tax advantages for U.K. participants if the relevant conditions are met. The 2025 Employee Plan allows options to be granted over our ADSs, rather than ordinary shares, although the current intention is that all options will be granted over ordinary shares.
Exercise conditions.   The Board may determine the term of each option which cannot exceed ten years from the date of grant. The options may be granted subject to vesting schedules or to performance targets which must be satisfied before exercise. Vesting schedules may be accelerated by the Board, and performance targets may be varied, provided that in the case of a performance target, no variation may be made unless an event occurs in consequence of which the Board reasonably considers that the terms of the existing performance targets should be so varied to ensure that the performance criteria will be a fairer measure of such performance, or that the performance condition will afford a more effective incentive to the participant and will be no more difficult to satisfy. Typically, the options will vest over a four year period. Generally, options must be exercised while the participant is an employee, director or consultant of us or a subsidiary. However, in certain circumstances a participant may exercise his or her options after ceasing to be so connected within a specified period.
Manner of exercise.   In certain circumstances Nominal Cost Options and RSU-style Options will be exercised automatically on behalf of the option holder. Where these provisions do not apply, an option shall be exercised in whole or in part by the option holder delivering to the Company a written exercise notice (in such form prescribed by the Board from time to time, which can be in electronic form) specifying the number of Shares in respect of which the option is being exercised. Such notice shall be accompanied by the payment of an amount equal to the option price multiplied by the number of Shares specified in the exercise notice in respect of which the option is exercised and by any payment required for tax liability. The option holder can enter into other arrangements satisfactory to the Company for the payment of any such sum in relation to the exercise price and any sum required to be paid to satisfy tax liability. Typically, these include cashless exercise arrangements whereby the option holder agrees that deductions can be made from the proceeds resulting from the sale of shares following the option exercise to cover the exercise price and payment of tax liability. For RSU-style options, the exercise period shall not exceed the short-term deferral period within the meaning of Section 409A of the Internal Revenue Code of 1986 and associated regulations.

Change in Control.   If any person obtains control of us (as determined in accordance with specified U.K. tax law) as a result of making a general offer to acquire shares or pursuant to an agreement to acquire shares, any vested options (together with any unvested options which the Board allows to be exercised) may be exercised within 40 days after the time the person has obtained control and any conditions subject to which the offer is made have been satisfied. In addition, if such an offer is made or such an agreement is negotiated, the Board may specify a period prior to the change in control for the exercise of options which would be vested as of the date of the change of control (and any unvested options which the Board allows to be exercised). To the extent they are not exercised such options will lapse at the end of the relevant period for exercise. Similar provisions apply if another person obtains control of us pursuant to a court approved scheme of arrangement under s899 Companies Act 2006. However, if another company obtains all of our shares as a result of a “qualifying exchange of shares” (which may apply in the case of an internal reorganisation of the group under a new holding company with no overall change of control) and participants are invited to release their options in consideration of the grant of equivalent options in the acquiring company, these provisions do not apply and if the option holders fail to accept the invitation, their options will lapse. In the event of a sale of the whole or substantially the whole of our business and assets, vested options (together with any unvested options which the Board allows to be exercised) may be exercised for the period of 40 days following that sale, and if unexercised will lapse at the end of that period, subject to a discretion on the part of the Board to allow exercise in advance of the sale.
Adjustment of Awards.   In the event that there is any variation in our share capital the Board may make such adjustments as it considers in its reasonable opinion to be fair and appropriate to the number and description of shares subject to each option and/or the option price.
Transferability.   No options under the 2025 Employee Plan may be transferred, assigned or have any charge or other security interest created over them during the option holder’s lifetime, and will lapse immediately upon an attempt to do so. In addition, options that have been awarded will lapse immediately if the participant becomes bankrupt.
Tax Withholding.   As a condition of the grant, all participants agree that the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant holder) or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) related to the award including the exercise of the option and the transfer or issue of any shares upon satisfaction of any award, (a “Tax Liability”) is and remains the responsibility of the relevant holder. The Company has reserved the authority to withhold, or require a holder to remit to the Company (or, if different, their employer), an amount sufficient to satisfy any Tax Liability. Holders also irrevocably agree to pay to the Company (or, if different, their employer) the amount of any Tax Liability or to enter into arrangements satisfactory to the Company (or the employer, as applicable) for the payment of any Tax Liability.
Amendment.   The Board may amend, delete or add to the rules of our 2025 Employee Plan in any respect as they deem desirable, provided that no amendment, deletion or addition shall be made which adversely affects the subsisting rights of participants without the prior consent of participants holding 75% of the shares under option. To the extent required under the rules of the Nasdaq, any amendment that materially changes the terms of the 2025 Employee Plan will be subject to approval by our shareholders.
Termination.   The Board may terminate our 2025 Employee Plan, without prejudice to subsisting options granted under it.
Compliance with Other Policies.   Awards under the 2025 Employee Plan shall be subject to the Company’s insider trading policy as in effect from time to time.
Effective Date of 2025 Employee Plan.   The Board adopted the 2025 Employee Plan on April 11, 2025 and the 2025 Employee Plan will become effective on the date it is approved by shareholders. No awards may be granted after the earlier of the date of termination of the 2025 Employee Plan and April 10, 2035.
Tax Aspects Under the Internal Revenue Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2025 Employee Plan for a U.S resident. It does not describe all federal tax consequences under the 2025 Employee Plan, nor does it describe non-U.S., state or local tax consequences.

Options granted under the 2025 Employee Plan may only be non-qualified stock options. The 2025 Employee Plan does not provide for the grant of incentive stock options.
Non-Qualified Stock Options.   No income is realized by the optionee at the time a non-qualified stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering Shares. Upon exercise, the optionee will also be subject to U.S. Social Security taxes on the excess of the fair market value over the exercise price of the option.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% U.S. federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
THE BOARD RECOMMENDS YOU VOTE
FOR THE APPROVAL OF OUR 2025 EMPLOYEE SHARE OPTION SCHEME
SET FORTH AS ANNEX B — PART I

PROPOSAL 10 — APPROVAL OF THE RULES OF THE ADAPTIMMUNE THERAPEUTICS PLC 2025 NON-EMPLOYEE SHARE OPTION SCHEME
Proposal
On April 11, 2025, the Board, upon the recommendation of the Remuneration Committee, adopted the Rules of the Adaptimmune Therapeutics plc 2025 Non-Employee Share Option Scheme (the “2025 Non-Employee Plan”), subject to the approval of the Company’s shareholders. The 2025 Non-Employee Plan will replace the Company’s 2015 Share Option Scheme (the “2015 Plan”), which expired on March, 15, 2025. Consequently, the Company has not made any grants under the 2015 Plan after March 15, 2025 and will no longer make any grants under that plan.
The 2025 Non-Employee Plan is very similar to the 2025 Employee Plan, save that it allows certain participants who are not employees to participate. Accordingly, the 2025 Non-Employee Plan is intended to be used primarily for the grant of stock options by way of compensation to non-executive directors, and, where appropriate, consultants to the Company. A copy of the 2025 Non-Employee Plan is attached as Annex B — Part II to this proxy statement and is incorporated herein by reference.
Summary of Material Features
The material features of the 2025 Non-Employee Plan are:
•
The 2025 Non-Employee Plan is not intended to be an employees’ share scheme, for the purposes of the Companies Act 2006;

•
The maximum number of the Company’s Ordinary Shares of £0.001 each (the “Shares”), to be issued under the 2025 Non-Employee Plan shall not exceed 17,000,000 Shares (the “2025 Non-Employee Plan Limit”);

•
No “evergreen” feature is included in the 2025 Non-Employee Plan;

•
The 2025 Non-Employee Plan provides for the award of options to acquire Shares, at a per share exercise price determined by the Board, intended to be either the fair market value of Shares at the date of grant or the nominal value of the Shares (£0.001);

•
The 2025 Non-Employee Plan shall be administered by our Board;

•
The term of the 2025 Non-Employee Plan will expire on April, 10, 2035 (unless terminated earlier)

Based solely on the closing price of our ADSs as reported by the Nasdaq on April 11, 2025, the maximum aggregate market value of the Shares that could potentially be issued under the 2025 Non-Employee Plan is $629,850. The Shares that we issue under the 2025 Non-Employee Plan will be authorized but unissued Shares or Shares transferred from an existing shareholder, such as the trustee of an employee benefit trust. The Shares underlying any awards that are forfeited, cancelled, expire or are otherwise terminated under the 2025 Non-Employee Plan are added back to the Shares available for further awards under the 2025 Non-Employee Plan.
As of April 11, 2025, there were (i) stock options to acquire 201,223,449 Shares outstanding under all of the Company’s prior equity compensation plans with a weighted average exercise price of £0.38 and a weighted average remaining term of 7.01 years; and (ii) stock options to acquire 76,091,746 Shares outstanding under all of the Company’s prior equity compensation plans with a weighted average exercise price of £0.001 and a weighted average remaining term of 8.42 years. Other than the foregoing, no awards under the Company’s prior equity compensation plans were outstanding as of April 11, 2025.
Rationale for the 2025 Non-Employee Plan Limit
The 2025 Non-Employee Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards are an important component of our Non-Executive Directors’ compensation.
We manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. Our Remuneration Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes is necessary and appropriate to attract, reward and retain non-executive directors.
Burn rate
An analysis of the historical awards granted and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares outstanding for that year, for each of the last three completed fiscal years is set out under Proposal 9 earlier in this proxy statement.
Based on input from Pearl Meyer, the Remuneration Committee and the Board determined the size of reserved pool under the 2025 Non-Employee Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing non-executive directors and an assessment of the magnitude of increase that our institutional investors that advise them would likely find acceptable. We anticipate that if our requested share reserve is approved by our shareholders, it will be sufficient to provide equity incentives to attract, retain, and motivate non-executive directors for the next two years.
New Plan Benefits
Future grants under the 2025 Non-Employee Plan will be made at the discretion of the Board and, accordingly, are not yet determinable. In addition, benefits under the 2025 Non-Employee Plan will depend on a number of factors, including the fair market value of our stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2025 Non-Employee Plan.
Summary of the 2025 Non-Employee Plan
The following description of certain features of the 2025 Non-Employee Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2025 Non-Employee Plan that is attached hereto as Annex B — Part II.
Plan Administration.   The 2025 Non-Employee Plan wll be administered by the Board which has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted and to determine the specific terms and conditions of each award, subject to the provisions of the 2025 Non-Employee Plan. The Board may delegate its powers under the 2025 Non-Employee Plan to such person or persons as it determines, subject to such terms, conditions and limitations as it may establish in its sole discretion. However, the Board may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in the 2025 Non-Employee Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option granted to such an officer, director or other person. Notwithstanding the foregoing, any matter to be determined in relation to an award granted or to be granted to, or held by, the Company’s chief executive officer or its other executive officers must be determined or recommended to the full board of the Company for determination either by (i) independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate; or (ii) a compensation committee comprised solely of independent directors. The Board’s decision on any matter relating to the 2025 Non-Employee Plan is final, and it make or vary regulations for the administration and operation of the 2025 Non-Employee Plan provided that such regulations are not inconsistent with the plan.
Eligibility.   Persons eligible to participate in the 2025 Non-Employee Plan will be employees, directors and consultants of the Company and its subsidiaries. The intention is that the plan will only be used for the grant of options to non-executive directors and consultants, where applicable, because they do not qualify for the grant of options under the 2025 Employee Plan. As of April 11, 2025, eight individuals (being our non-executive directors or non-employee directors) would have been eligible to participate in the 2025 Non-Employee Plan, and not in the 2025 Employee Plan, had those plans been effective on such date.
Plan Limit.   The total number of our ordinary shares (the “Shares”) for which awards may be granted under the 2025 Non-Employee Plan cannot exceed the “Scheme Limit”. The “Scheme Limit” is 17,000,000

Shares. Shares subject to awards which (in whole or in part) have lapsed or otherwise become incapable of exercise (other than by reason of the satisfaction thereof) shall again become available for awards under the Scheme Limit (to the extent that the relevant award has lapsed or otherwise become incapable of exercise).
Type of awards.   The 2025 Non-Employee Plan permits the granting of awards in the form of options to acquire Shares. The exercise price of each option will be determined by the Board. The 2025 Non-Employee plan has specific provisions for the grant of Nominal Cost Options and RSU-style Options, both of which have a per share exercise price of £0.001 (the nominal (par) value of a Share). Options granted other than as Nominal Cost Options or RSU-style Options are intended to have an exercise price equal to the fair market value of a Share at the date of grant. There are provisions for the adjustment of the exercise price of an option to appropriately reflect changes in our capital structure. The 2025 Non-Employee Plan does not provide for the grant of incentive stock options, but does allow options to be granted as enterprise management incentive (EMI) options, which may have tax advantages for U.K. participants if the relevant conditions are met. The 2025 Non-Employee Plan allows options to be granted over our ADSs, rather than ordinary shares, although the current intention is that all options will be granted over ordinary shares.
Exercise conditions.   The Board may determine the term of each option which cannot exceed ten years from the date of grant. The options may be granted subject to vesting schedules or to performance targets which must be satisfied before exercise. Vesting schedules may be accelerated by the Board, and performance targets may be varied, provided that in the case of a performance target, no variation may be made unless an event occurs in consequence of which the Board reasonably considers that the terms of the existing performance targets should be so varied to ensure that the performance criteria will be a fairer measure of such performance, or that the performance condition will afford a more effective incentive to the participant and will be no more difficult to satisfy. Typically, the options will vest over a four year period. Generally, options must be exercised while the participant is an employee, director or consultant of us or a subsidiary. However, in certain circumstances a participant may exercise his or her options after ceasing to be so connected within a specified period.
Manner of exercise.   In certain circumstances Nominal Cost Options and RSU-style Options will be exercised automatically on behalf of the option holder. Where these provisions do not apply, an option shall be exercised in whole or in part by the option holder delivering to the Company a written exercise notice (in such form prescribed by the Board from time to time, which can be in electronic form) specifying the number of Shares in respect of which the option is being exercised. Such notice shall be accompanied by the payment of an amount equal to the option price multiplied by the number of Shares specified in the exercise notice in respect of which the option is exercised and by any payment required for tax liability. The option holder can enter into other arrangements satisfactory to the Company for the payment of any such sum in relation to the exercise price and any sum required to be paid to satisfy tax liability. Typically these include cashless exercise arrangements whereby the option holder agrees that deductions can be made from the proceeds resulting from the sale of shares following the option exercise to cover the exercise price and payment of tax liability. For RSU-style options, the exercise period shall not exceed the short-term deferral period within the meaning of Section 409A of the Internal Revenue Code of 1986 and associated regulations.
Change in Control.   If any person obtains control of us (as determined in accordance with specified U.K. tax law) as a result of making a general offer to acquire shares or pursuant to an agreement to acquire shares, any vested options (together with any unvested options which the Board allows to be exercised) may be exercised within 40 days after the time the person has obtained control and any conditions subject to which the offer is made have been satisfied. In addition, if such an offer is made or such an agreement is negotiated, the Board may specify a period prior to the change in control for the exercise of options which would be vested as of the date of the change of control (and any unvested options which the Board allows to be exercised). To the extent they are not exercised such options will lapse at the end of the relevant period for exercise. Similar provisions apply if another person obtains control of us pursuant to a court approved scheme of arrangement under s899 Companies Act 2006. However, if another company obtains all of our shares as a result of a “qualifying exchange of shares” (which may apply in the case of an internal reorganisation of the group under a new holding company with no overall change of control) and participants are invited to release their options in consideration of the grant of equivalent options in the acquiring company, these provisions do not apply and if the option holders fail to accept the invitation, their options will lapse. In the event of a sale of the whole or substantially the whole of our business and assets, vested options (together with any unvested options which the Board allows to be exercised) may be exercised for the period of 40 days following that sale, and if unexercised will lapse at the end of that period, subject to a discretion on the part of the Board to allow exercise in advance of the sale.
Adjustment of Awards.   In the event that there is any variation in our share capital the Board may make such adjustments as it considers in its reasonable opinion to be fair and appropriate to the number and description of shares subject to each option and/or the option price.
Transferability.   No options under the 2025 Non-Employee Plan may be transferred, assigned or have any charge or other security interest created over them during the option holder’s lifetime and will lapse immediately upon an attempt to do so. In addition, options that have been awarded will lapse immediately if the participant becomes bankrupt.
Tax Withholding.   As a condition of the grant, all participants agree that the ultimate liability for all income tax, National Insurance contributions and any other social security contributions (including employer’s National Insurance contributions or other employer’s social security contributions to the extent such amounts may be lawfully recovered from the relevant holder) or any other relevant taxes (including, but not limited, to any federal, state, local or foreign taxes) related to the award, including the exercise of the option and the transfer or issue of any shares upon satisfaction of any award (a “Tax Liability”) is and remains the responsibility of the relevant holder. The Company has reserved the authority to withhold, or require a holder to remit to the Company (or, if different, their employer), an amount sufficient to satisfy any Tax Liability. Holders also irrevocably agree to pay to the Company (or, if different, their employer) the amount of any Tax Liability or to enter into arrangements satisfactory to the Company (or the employer, as applicable) for the payment of any Tax Liability.
Amendment.   The Board may amend, delete or add to the rules of our 2025 Non-Employee Plan in any respect as they deem desirable, provided that no amendment, deletion or addition shall be made which adversely affects the subsisting rights of participants without the prior consent of participants holding 75% of the shares under option. To the extent required under the rules of the Nasdaq, any amendment that materially changes the terms of the 2025 Non-Employee Plan will be subject to approval by our shareholders.
Termination.   The Board may terminate our 2025 Non-Employee Plan, without prejudice to subsisting options granted under it.
Compliance with Other Policies.   Awards under the 2025 Non-Employee Plan shall be subject to the Company’s insider trading policy as in effect from time to time.
Effective Date of 2025 Non-Employee Plan.   The Board adopted the 2025 Non-Employee Plan on April 11, 2025 and the 2025 Non-Employee Plan will become effective on the date it is approved by shareholders. No awards may be granted after the earlier of the date of termination of the 2025 Non-Employee Plan and April 10, 2035.
Tax Aspects Under the Internal Revenue Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2025 Non-Employee Plan for a U.S resident. It does not describe all federal tax consequences under the 2025 Non-Employee Plan, nor does it describe non-U.S., state or local tax consequences.
Options granted under the 2025 Non-Employee Plan may only be non-qualified stock options. The 2025 Non-Employee Plan does not provide for the grant of incentive stock options.
Non-Qualified Stock Options.   No income is realized by the optionee at the time a non-qualified stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering Shares. Upon exercise, the optionee will also be subject to U.S. Social Security taxes on the excess of the fair market value over the exercise price of the option.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% U.S. federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
THE BOARD RECOMMENDS YOU VOTE
FOR THE APPROVAL OF OUR 2025 NON-EMPLOYEE SHARE OPTION SCHEME
SET FORTH AS ANNEX B — PART II

BACKGROUND TO PROPOSALS 11 AND 12
Pursuant to the U.K. Companies Act 2006, our Board of Directors may only allot and issue shares or grant rights over shares if authorized to do so by our shareholders. Additionally, the U.K. Companies Act 2006 requires that where the Company wishes to issue shares for cash, we must first offer those shares on the same terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as a statutory pre-emption right) unless this statutory pre-emption right is dis-applied, or opted-out of, with the approval of the shareholders.
Our Board of Directors anticipates that there may be occasions when they need flexibility to finance business opportunities and growth, or otherwise act in the best interests of the Company, by the issuance of shares or grant of rights over shares without a pre-emptive offer to existing shareholders. To ensure our continued ability to respond to market conditions and address business needs, our Board of Directors considers it appropriate that they be authorized to allot shares up to an aggregate nominal amount of £517,821.00 and be empowered to allot shares or grant rights over shares pursuant to this authority on a non-pre-emptive basis. This authority to allot shares and power to allot shares on a non-pre-emptive basis would apply until the earlier of the conclusion of the annual general meeting in 2026 and June 30, 2026, and will replace all of the existing authorities and powers granted by our shareholders.
These proposals 11 and 12, our Share Authority Proposals, are, in the Board’s view, appropriate to avoid us potentially being at a competitive disadvantage as compared to our peer companies, many of whom are incorporated in the United States. In particular, the requirement to first offer shares that we propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy and would potentially make it difficult for us to complete such transactions. Many of our strategic competitors are incorporated in the United States where they are not subject to restrictions on their ability to issue shares.
The Share Authority Proposals are fully compliant with U.K. company law, consistent with U.S. capital markets practice and governance standards, and if approved, will keep us on an equal footing with our peer companies who are incorporated in the United States. Further, approval of the Share Authority Proposals by shareholders will not exempt the Company from any Nasdaq corporate governance or other requirements, including those limiting the issuance of shares. For these reasons, we, therefore, consider that the Share Authority Proposals are appropriate to the needs of the Company and in the interests of shareholders.
We are asking you to approve our Share Authority Proposals to allow us to continue to execute on our business and growth strategy in a timely and competitive manner.
The full details of the proposals are set forth below.

PROPOSAL 11 — AUTHORIZATION OF ALLOTMENT OF SHARES
Under the U.K. Companies Act 2006, our Board of Directors cannot allot shares in the Company (other than pursuant to an employee share scheme) unless they are authorized to do so by the Company in general meeting. The Directors currently have an existing authority to allot shares in the Company and to grant rights to subscribe for or convert securities into shares in the Company. This authority was granted to the Directors on May 14, 2024 and was in respect of a maximum aggregate nominal amount of £505,881.00, which represented approximately 33% of the then issued ordinary share capital of the Company. It remains unexercised in respect of approximately 29.45% of the Company’s issued ordinary share capital as of April 23, 2025. Resolution 11 is an ordinary resolution to seek a new authority, which will replace the existing authority.
Resolution 11 proposes that the Directors are granted authority to allot new shares or to grant rights to subscribe for or to convert any security into shares in the Company up to a maximum aggregate nominal amount of £517,821.00. This amount represents approximately 33% of the issued share capital of the Company as of April 23, 2025. If approved by shareholders, this authority will expire on the earlier of the conclusion of the annual general meeting in 2026 and June 30, 2026.
The Directors have no present intention of exercising this authority, except in relation to the Company’s share incentive schemes, but believe it is in the interests of shareholders for the Directors to have this flexibility to allot shares otherwise than just in relation to the Company’s share incentive schemes should circumstances and their intentions change.
The grant of this authority will not exempt the Company from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations. Our Board of Directors will continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE APPROVAL OF PROPOSAL 11

PROPOSAL 12 — DISAPPLICATION OF PRE-EMPTION RIGHTS
As a UK incorporated company, the Company’s ordinary shareholders are entitled, under the U.K. Companies Act 2006, to pre-emption rights, whereby, in the event that the Company wishes to allot new equity securities for cash, those securities must first be offered to existing shareholders in proportion to the number of ordinary shares they each hold before they can be offered to new shareholders.
In practice, the operation of such pre-emption rights is onerous and can result in significant delay and additional expense to the cost of an equity fundraising. It is therefore customary for our Board of Directors to seek authority from our shareholders to dis-apply statutory pre-emption rights for cash issues of up to a limit approved by the Company’s shareholders.
With the Company solely listed on Nasdaq, and the Company’s peers, key shareholders and primary target market being in the United States, the Board is mindful of the fact that equivalent United States incorporated companies are not required to offer shares to existing shareholders on a pre-emptive basis in the event they are pursuing an equity fundraising. The Board considers that this may place the Company at a competitive disadvantage.
Therefore, Resolution 12 seeks a disapplication of pre-emption rights for cash issues of up to a certain proportion of the Company’s issued ordinary share capital. Our Board of Directors currently has a power to allot shares as if the rights of pre-emption applicable under the U.K. Companies Act 2006 did not apply for cash issues. This power was granted to the Directors pursuant to shareholder resolutions passed on May 14, 2024 and was in respect of a maximum aggregate nominal amount of £505,881.00 which represented approximately 33% of the then issued ordinary share capital of the Company. It remains unexercised in respect of approximately 29.45% of the Company’s issued ordinary share capital as of April 23, 2025.
The Directors have decided to seek a new disapplication of pre-emption rights for cash issues to replace the existing power. This Resolution will, if passed, give the Directors power, pursuant to the authority to allot granted by Resolution 11, to allot shares for cash or to grant rights to subscribe for or to convert any security into shares without first offering them to existing shareholders in proportion to their existing holdings up to an aggregate maximum nominal amount of £517,821.00, which represents approximately 33% of the Company’s issued share capital as of April 23, 2025.
This Resolution will be required to be passed as a special resolution and, if passed, this power will expire on the earlier of the conclusion of the annual general meeting in 2026 and June 30, 2026.
The Directors have no present intention of exercising this power, except in relation to the Company’s share incentive schemes, but believe it is in the interests of shareholders for the Directors to have this flexibility to allot shares for cash otherwise than just in relation to the Company’s share incentive schemes should circumstances and their intentions change.
Our Board of Directors considers that, at this stage of development of the Company, the ability to raise new equity funds at relatively short notice and at low cost is vital to the continuing financial health of the business. We believe that it is in the best interests of the Company and our shareholders for the Board to seek to retain the ability to readily raise new equity funds at the appropriate time.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE APPROVAL OF PROPOSAL 12

PROPOSAL 13 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF
FUTURE VOTES ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, enables our shareholders to indicate, at least once every six years, how frequently we should seek a non-binding vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal No. 13, shareholders may indicate whether they would prefer a non-binding vote on named executive officer compensation once every one, two, or three years.
Our Board believes that it is appropriate to give our shareholders the opportunity to provide regular input on our executive compensation program though an advisory vote. Accordingly, our Board recommends that you vote to hold an advisory vote on executive compensation every year.
We understand that our shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this Proposal.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or vote withheld, or you may abstain from voting, when you vote in response to the resolution set forth below:
“RESOLVED, that the option of once every one year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation” section, the compensation tables and the other related disclosure.”
The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Company, our Remuneration Committee, or our Board in any way, we may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the vote frequency approved by our shareholders.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE
FOR THE PROPOSAL THAT THE ADVISORY VOTE ON COMPENSATION PAID TO
OUR NAMED EXECUTIVE OFFICERS OCCUR ANNUALLY

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS
Directors
Below is a list of our Directors and their ages as of the date of this proxy statement.
Name	Age	Position
David M. Mott	59	Chairman of the Board of Directors
Andrew Allen, M.D, Ph. D.	58	Non-Executive Director
Lawrence M. Alleva	75	Non-Executive Director
Ali Behbahani, M.D.	48	Non-Executive Director
John Furey	60	Non-Executive Director
Priti Hegde, Ph.D.	53	Non-Executive Director
Kristen Hege, M.D.	61	Non-Executive Director
Garry Menzel, Ph.D	60	Non-Executive Director
Adrian Rawcliffe	53	Chief Executive Officer and Director
During the year ended December 31, 2024, there were 18 meetings of the Board of Directors. All of our then Directors attended a minimum of 75% of the aggregate of the meetings of the Board of Directors and meetings of its committees of which he or she was a member and eligible to attend in 2024.
The biographical information for Ali Behbahani, John Furey and Adrian Rawcliffe, the nominees to our Board of Directors, is provided in “Proposal 1 — Re-Election of Ali Behbahani to the Board of Directors”, “Proposal 2 — Re-Election of John Furey to the Board of Directors”, “Proposal 3 — Re-Election of Adrian Rawcliffe to the Board of Directors” respectively.
Below is biographical information for those directors who are not standing for re-election at this Meeting and who will remain seated following the Meeting.
Andrew Allen has served as a Non-Executive Director and a member of our Remuneration Committee since June 2023 following the merger of Adaptimmune with TCR² Therapeutics, Inc (“TCR²”). He also serves as a member of our R&D Committee. He formerly served as a board member of TCR² from December 2018 to June 2023. Dr. Allen currently serves as Executive Chairman of Peptone, Inc. and Revitope Oncology, Inc, and as a director of Verge Genomics, Inc. (all private companies), and on the board of Health Innovation Manchester (UK). Previously, he was a co-founder of Gritstone bio, Inc, and served as its President, Chief Executive Officer, and board member from its inception in August 2015 until December 2024. Prior to Gritstone, in April 2009, Dr. Allen co-founded Clovis Oncology, Inc., a public pharmaceutical development company, and served as Chief Medical Officer until July 2015. Prior to that, he was Chief Medical Officer at Pharmion Corporation from 2006 to 2008 (acquired by Celgene). Previously, Dr. Allen served in clinical development leadership roles at Chiron Corporation and Abbott Laboratories and worked at McKinsey & Company. He previously served on the board of directors of Sierra Oncology (acquired by GSK in 2022), Epizyme (acquired by Ipsen in 2022) and Cell Design Labs (acquired by Gilead in 2017). Dr. Allen qualified in medicine at Oxford University and received a Ph.D. in immunology from Imperial College of Science, Technology, and Medicine in London. Our Board of Directors believes Dr. Allen’s qualifications to serve as a member of our board include his scientific background, extensive experience in the pharmaceutical industry and his years of experience in his leadership roles as a director and executive officer.
Lawrence (Larry) Alleva has served as a Non-Executive Director since March 2015 and also serves as Chairman of our Audit Committee. He is a former partner with PricewaterhouseCoopers LLP (PwC), where he worked for 39 years from 1971 until his retirement in June 2010, including 28 years’ service as a partner. Mr. Alleva worked with numerous pharmaceutical and biotechnology companies as clients and, additionally, served PwC in a variety of office, regional and national practice leadership roles, most recently as the U.S. Ethics and Compliance Leader for the firm’s Assurance Practice from 2006 until 2010. Mr. Alleva currently serves as a director of public companies Bright Horizons Family Solutions, Inc. (NYSE: BFAM), Mersana

Therapeutics, Inc. (Nasdaq: MRSN) and Galera Therapeutics, Inc (Nasdaq: GRTX) and chairs the audit committee for those companies. He previously served as a director of Mirna Therapeutics, Inc. (NYSE: MIRN) and TESARO, Inc. (Nasdaq: TSRO), and of GlobalLogic, Inc. through the sale of the company in 2013 and chaired the audit committee for those companies. Mr. Alleva is a Certified Public Accountant (inactive). He received a B.S. degree in Accounting from Ithaca College and attended Columbia University’s Executive M.B.A. non-degree program. Our Board of Directors believes Mr. Alleva’s qualifications to serve as a member of our board include his financial expertise, his extensive experience working with public companies on corporate finance and accounting matters as a Certified Public Accountant (inactive), his experience serving as a director on other corporate boards and his experience in a senior leadership role at PwC.
Priti Hegde has served as a Non-Executive Director and as a member of our Corporate Governance and Nominating Committee since June 2023 following the merger of Adaptimmune with TCR². She also serves as a member of our R&D Committee. She formerly served as a board member of TCR² from August 2021 to June 2023. Dr. Hegde is SVP and Global Head of Research of Kite, a Gilead company (Nasdaq: GILD). Previously, she served as Chief Scientific Officer of Foundation Medicine Inc., where she oversaw clinical product development, cancer genomics, regulatory and early stage research to advance their leading comprehensive genomic profiling portfolio. Prior to Foundation Medicine, Dr. Hegde held roles of increasing responsibility at Genentech for 12 years, where she served as senior director and principal scientist in oncology biomarker development, during which she established and led the biomarker group accountable for translational science strategies in cancer immunotherapy and was responsible for clinical translation strategies for more than 18 therapeutic programs in over 100 Phase I-III global clinical trials. Dr. Hegde was also instrumental in the approvals for Tecentriq® (atezolizumab), a PD-L1 immunotherapy, in both the United States and European Union, as well as its forthcoming diagnostic filings. Prior to joining Genentech, Dr. Hegde was the manager of disease and biomarker transcriptomics at GlaxoSmithKline. Dr. Hegde completed her post-doctoral fellowship at The Institute for Genomic Research and holds a Ph.D. in Biochemical Pharmacology from SUNY Buffalo, as well as a B. Pharmacy degree from Mumbai University, India. Our Board of Directors believes Dr. Hegde’s qualifications to serve as a member of our board include her scientific background, extensive experience in the pharmaceutical industry and her years of experience in her leadership roles as an executive officer.
Kristen Hege has served as a Non-Executive Director since November 2023. She also serves as Chairman of our R&D Committee. Dr. Hege has more than two decades of oncology clinical leadership experience. Previously, she served as Senior Vice President, Early Clinical Development, Hematology/Oncology & Cell Therapy at Bristol Myers Squibb (BMS) from November 2019, following BMS’ acquisition of Celgene, until her retirement in March 2023. She held a similar role at Celgene from 2010 to 2019. At both companies she was responsible for global early clinical development and oversight of their pipelines and partnered assets, including cell therapies, in all hematologic and solid tumor indications from first-in-human studies through human proof-of-concept. A highlight was leadership of the bluebird bio partnered BCMA CAR T cell (Abecma) product development from target identification to FDA approval. In addition, Dr. Hege spent over two decades as a part time clinical faculty member in the division of hematology at the University of California, San Francisco (UCSF), most recently as Clinical Professor of Medicine. Prior to Celgene, she was a senior medical advisor to development-stage biotech companies including Aragon, Cellerant and Theraclone. A pioneer in immuno-oncology, Dr. Hege began her career at Cell Genesys Inc. where she spent 14 years in various roles of increasing responsibility focused on cell and gene therapy development, including oversight of pioneering clinical studies of CAR T cells in HIV infection and cancer. Dr. Hege holds a M.D. from the UCSF School of Medicine and a B.A. in biochemistry from Dartmouth College. She completed her residency in Internal Medicine at Brigham and Women’s Hospital and completed a subspecialty fellowship in Hematology and Oncology at UCSF. Dr. Hege also serves as a board member of Mersana Therapeutics, Inc (Nasdaq: MRSN) and private companies, EvolveImmune Therapeutics, Inc., KSQ Therapeutics, Inc. and Kelonia Therapeutics, Inc. She formerly served as a board member of Graphite Bio Inc, from May 2021 until November 2024. In 2022 she was recognized by Forbes magazine as one of “50 women over 50: entrepreneurs” in recognition of her leadership role in the development of Abecma. Our Board of Directors believes Dr. Hege’s qualifications to serve as a member of our board include her scientific background, extensive experience in the pharmaceutical industry and her years of experience in her leadership roles as a director and executive officer.

Garry Menzel has served as a Non-Executive Director and as a member of our Audit Committee since June 2023 following the merger of Adaptimmune with TCR². He formerly served as a board member and Chief Executive Officer of TCR² from 2016 to June 2023. Dr. Menzel has over 25 years of experience in building healthcare businesses and leading high-performing teams of professionals. His versatile career has included operational roles covering drug development, manufacturing, commercialization, financing, and M&A. Prior to TCR², he was the Chief Financial Officer at DaVita Healthcare (NYSE: DVA), a kidney dialysis and primary care physician company, and the Chief Operating Officer at Regulus Therapeutics (Nasdaq: RGLS), a microRNA therapy company. Dr. Menzel also had global leadership roles in running the biotechnology practices at Goldman Sachs and Credit Suisse where he advised on more than $100 billion in strategic transactions. In addition, he was a consultant with Bain & Company. Dr. Menzel was a founding board member of Fierce 15 award winner Black Diamond Therapeutics (Nasdaq: BDTX), a clinical stage precision oncology company, and serves as chair of the audit committee. He also currently serves as a board member of Stoke Therapeutics (Nasdaq: STOK), a clinical stage biotechnology company using novel antisense oligonucleotide medicines to treat severe genetic diseases; as an operating partner of GHO Capital Partners LLP and as president of RoslinCT, a privately held contract development and manufacturing services organization focused on cell and gene therapies. Dr. Menzel earned his Ph.D. from the University of Cambridge for studying the regulation of oncogenes in immune cells. He also has a M.B.A. from the Stanford Graduate School of Business. Our Board of Directors believes Dr. Menzel’s qualifications to serve as a member of our board include his scientific background and financial expertise, his extensive experience in the biopharmaceutical industry and his years of experience in his leadership roles as a director and executive officer.
David Mott has served as our Chairman since January 2017 and as a Non Executive Director since February 2015. He also serves as Chairman of our Remuneration Committee and of our Corporate Governance and Nominating Committee. He formerly served as a Non Executive Director of Adaptimmune Limited since September 2014, initially in a capacity as a nominee of New Enterprise Associates (“NEA”), one of our shareholders. Mr. Mott formerly served as a General Partner of NEA, an investment firm focused on venture capital and growth equity investments, from September 2008 to February 2020, and led its healthcare investing practice. Prior to joining NEA, he was President and Chief Executive Officer of MedImmune LLC, a subsidiary of AstraZeneca Plc, and Executive Vice President of AstraZeneca Plc. From 1992 to 2008, Mr. Mott worked at MedImmune and served in roles including Chief Operating Officer, Chief Financial Officer, President and Chief Executive Officer. Prior to joining MedImmune, Mr. Mott was a Vice President in the Health Care Investment Banking Group at Smith Barney, Harris Upham & Co., Inc. Mr. Mott is currently a private investor through Mott Family Capital. He is Chairman of Ardelyx, Inc. (Nasdaq: ARDX) and Mersana Therapeutics, Inc., (Nasdaq: MRSN) and serves as a director of Novavax, Inc. (Nasdaq: NVAX). He previously served as Chairman of Epizyme, Inc. (Nasdaq: EPZM), Imara, Inc. (Nasdaq: IMRA) and TESARO, Inc. (Nasdaq: TSRO) and as a director of Nightstar Therapeutics plc (Nasdaq: NITE). He has also previously served on numerous public and private company boards. Mr. Mott received a Bachelor of Arts degree in economics and government from Dartmouth College. Our Board of Directors believes Mr. Mott’s qualifications to serve as a member of our board include his financial expertise, his experience as a venture capital investor, his extensive experience in the pharmaceutical industry and his years of experience in his leadership roles as a director and executive officer.
CORPORATE GOVERNANCE
Structure of our Board of Directors
The leadership structure of our Board of Directors separates the positions of Chief Executive Officer and Chairman of the Board in order to ensure independent leadership of the Board. Our Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities, with our CEO focused on leading the Company while the Chairman can focus on leading the Board in overseeing management, and for a sharing of ideas between individuals having different perspectives.

Independence of our Board of Directors
Our Board of Directors has determined that all of our directors, other than Adrian Rawcliffe, our CEO, qualify as “independent” directors in accordance with the independence requirements under the applicable listing standards of The Nasdaq Global Market as well as applicable rules promulgated by the SEC.
Our Board of Directors has made a subjective determination as to each independent director that no relationships exist that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board of Directors are comprised entirely of directors determined by the Board of Directors to be independent.
Board Oversight of Risk Management
Our management is primarily responsible for assessing and managing risk, while our Board of Directors is responsible for overseeing management’s execution of its responsibilities. Our Board of Directors is supported by its committees in fulfillment of this responsibility. For example, our Audit Committee focuses on our overall financial risk by evaluating our internal controls and disclosure policies as well as ensuring the integrity of our financial statements and periodic reports. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Remuneration Committee strives to create incentives that encourage an appropriate level of risk-taking consistent with our business strategy. Finally, our Corporate Governance and Nominating Committee ensures that our governance policies and procedures are appropriate in light of the risks we face.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board of Directors has four standing committees: the Audit Committee, the Remuneration Committee, the Corporate Governance and Nominating Committee and the R&D Committee. The charters for each of these committees can be found on our website at https://www.adaptimmune.com.
Name	Audit	Remuneration	Corporate Governance and Nominating	Research and Development
David M. Mott		Chair	Chair
Andrew Allen, M.D.		X		X
Lawrence M. Alleva	Chair
Ali Behbahani, M.D.			X	X
John Furey	X	X
Priti Hegde, Ph.D.			X	X
Kristen Hege, M.D.				Chair
Garry Menzel, Ph.D.	X

Audit Committee
Our Audit Committee is currently composed of Mr. Alleva, Mr. Furey and Dr. Menzel, with Mr. Alleva serving as chairman of the committee. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of The Nasdaq Capital Market. Our Board of Directors has determined that each of Mr. Alleva and Dr. Menzel is an “audit committee financial expert” within the meaning of SEC regulations and the applicable listing standards of The Nasdaq Global Market. The Audit Committee held seven meetings during 2024. The Audit Committee’s responsibilities include:
•
overseeing and reviewing our internal controls, accounting policies and financial reporting and provide a forum through which our independent registered public accounting firm reports;

•
meeting at least once a year with our independent registered public accounting firm without executive Board members present;

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overseeing the activities of our independent registered public accounting firm, including their appointment, reappointment or removal, as well as monitoring of their objectivity and independence;

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considering the fees paid to the independent registered public accounting firm and determine whether the fee levels for non-audit services, individually and in aggregate, relative to the audit fee are appropriate to enable an effective and high quality audit to be conducted; and

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maintaining oversight over related person transactions to ensure that they are appropriately disclosed and to make recommendations to the Board of Directors regarding authorization, and for considering noteworthy questions of possible conflicts of interest involving directors.

Remuneration Committee
Our Remuneration Committee is currently composed of Mr. Mott, Dr. Allen and Mr. Furey, with Mr. Mott serving as chairman of the committee. Our Board of Directors has determined that each member of the Remuneration Committee is “independent” as defined under the applicable Nasdaq rules. The Remuneration Committee held five meetings during 2024. The Remuneration Committee’s responsibilities include:
•
reviewing corporate goals and objectives relevant to the compensation of our senior executive officers and making recommendations concerning such objectives to the Board of Directors;

•
appointing, compensating and overseeing the work of any compensation consultant or other advisor retained by the Remuneration Committee;

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reviewing the performance of our senior executive officers and our Chief Executive Officer who is our sole executive director;

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setting the policy for the remuneration of the senior executive officers and executive directors and the basis of their service and employment agreements with due regard to the interests of the shareholders;

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reviewing and approving the compensation of our senior executive officers other than our Chief Executive Officer;

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making recommendations to the Board of Directors with respect to the compensation of the Chief Executive Officer and the Non-Executive Directors;

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determining the allocation of awards under our share option schemes to our senior executive officers, making recommendations to the Board of Directors with respect to the allocation of option awards to our Chief Executive Officer and setting the overall allocation of option awards to our employees and consultants;

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producing a directors’ remuneration policy and an annual directors’ remuneration report to be included in our U.K. statutory annual report and financial statements; and

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producing a remuneration committee report on executive compensation when required by the rules of the SEC to be included in our annual proxy statement.

Remuneration Committee Interlocks and Insider Participation
None of the members of our Remuneration Committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of our Remuneration Committee or the remuneration committee of any entity that has one or more executive officers serving on our Board of Directors.
As noted above, our Board of Directors has delegated to the Remuneration Committee the authority to determine the compensation for our executive officers with the exception of our Chief Executive Officer who is also our sole executive director. Executive and non-executive director compensation is recommended by our Remuneration Committee to the Board of Directors for approval. Our Chief Executive Officer may participate in general discussions with our Remuneration Committee and Board of Directors about these compensation matters but he does not participate in discussions during which his individual compensation is being considered and approved. Our policy is that no individual will participate in discussions or decisions concerning his or her own compensation.
In 2023 the Committee retained Pearl Meyer, an independent compensation consultant, to assist the Committee with respect to compensation actions in 2024 with the goal of ensuring that our compensation arrangements for our CEO, our other senior executive officers and our non-executive directors were competitive. Pearl Meyer provided data from comparable publicly traded biopharmaceutical companies and otherwise assisted the Committee in its design of competitive compensation for our senior executives and non-executive directors. The Committee expects to continue to use compensation consultants to assist the Committee in determining competitive levels of executive and non-executive compensation and specific design elements of our executive compensation program and non-executive directors’ compensation program. The Committee continued to retain Pearl Meyer through 2024 in order to ensure that our compensation arrangements are competitive for 2025. After review and consultation with Pearl Meyer, the Committee determined that Pearl Meyer is independent and that there is no conflict of interest resulting from retaining Pearl Meyer in 2023 or in 2024. In reaching these conclusions, our Remuneration Committee considered the factors set forth in the SEC rules and the applicable listing standards of The Nasdaq Global Market.
Corporate Governance and Nominating Committee
Our Corporate Governance and Nominating Committee is currently composed of Mr. Mott, Dr. Behbahani, and Dr. Hegde, with Mr. Mott serving as chairman of the committee. Our Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is “independent” as defined under the applicable Nasdaq rules. The Corporate Governance and Nominating Committee held two meetings during 2024. The Nominating and Corporate Governance Committee’s responsibilities include:
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reviewing the structure, size and composition of the Board of Directors;

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recommending to our Board of Directors individuals to be nominated for election as directors and to each of the committees of our Board;

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supervising the selection and appointment process of directors;

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making recommendations to the Board of Directors with regard to any changes and using an external search consultant if considered appropriate;

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appointing, compensating and overseeing the work of any search firm or other advisor retained by the Committee;

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making final recommendations to the Board of Directors with respect to new appointments, which includes meeting the candidate prior to approving the appointment;

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overseeing the induction of new directors and providing appropriate training to the Board of Directors during the course of the year in order to ensure that they have the knowledge and skills necessary to operate effectively; and

•
evaluating the performance of the Board of Directors, both on an individual basis and for the Board of Directors as a whole, taking into account such factors as attendance record, contribution during board meetings and the amount of time that has been dedicated to board matters during the course of the year.

Research and Development Committee
Our Research and Development (“R&D”) Committee was established effective from January 1, 2024 and is currently composed of Dr. Hege, Dr. Allen, Dr. Behbahani, and Dr. Hegde, with Dr. Hege serving as chairman of the committee. Our Board of Directors has determined that each member of the R&D Committee is “independent” as defined under the applicable Nasdaq rules. The R&D Committee held three meetings during 2024.
The purpose of the R&D Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s R&D strategy; the Company’s pipeline; and other clinical, scientific and R&D matters.
Topics may include:
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reviewing the Company’s R&D strategy and programs and the Company’s progress in achieving R&D goals and objectives;

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reviewing the Company’s position and strategies in relation to emerging scientific trends and activities critical to the success of R&D;

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reviewing the Company’s preclinical and clinical data, programmes, pipeline and the progress thereof; and

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reviewing the quality, direction and competitiveness of the Company’s R&D programs.

Director Nomination Process
The Corporate Governance and Nominating Committee of the Board of Directors reviews possible candidates for the Board and recommends the nominees for Directors to the Board for approval. The criteria that the Corporate Governance and Nominating and Committee and the Board of Directors look for in determining candidates for election to the Board, include, among others:
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the highest personal and professional ethics, integrity and values;

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commitment to representing the long-term interests of the Company’s shareholders;

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independence under the standards promulgated by The Nasdaq Global Market; and

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ability to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties on our behalf, including attending all Board of Directors and applicable committee meetings.

Although we do not have a standalone diversity policy, it is the Corporate Governance and Nominating Committee’s policy that the composition of the Board of Directors reflect a range of talents, ages, skills, character, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, leadership, corporate governance, and biotechnology and related industries, sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company. The independent directors of our Board of Directors believe that the current members of the Board of Directors reflect an appropriate mix of gender, age, race, geographical background and experience.
The Nominating and Corporate Governance Committee’s policy does not contemplate any disparate treatment of management nominees versus those put forth by our shareholders. To date, the Committee has worked with Egon Zehnder and Perspective, each of whom is an independent global board and executive search firm, and with Carey Advisors, LLC, an independent board and executive search firm, to assist in identifying and evaluating potential nominees against role specifications.
Shareholder Recommendations and Nominees
It is the policy of our Board of Directors that the Corporate Governance and Nominating Committee consider both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our Articles of Association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by the Corporate Governance and Nominating Committee by writing to our Company

Secretary at the address below, or the Company’s registered office address from time to time, and providing evidence of the shareholder’s ownership of our ordinary shares and/or ADSs, the nominee’s name, home and business address and other contact information, as well as the nominee’s detailed biographical data and qualifications for board membership, and information regarding any relationships between the recommended candidate and the Company within the last three fiscal years.
Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Corporate Governance and Nominating Committee. Shareholders who desire to nominate persons directly for election to the Board at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information — Shareholder Proposals for 2025 Annual General Meeting.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so appointed will serve until the next annual general meeting of shareholders when such director will offer himself/herself for re-election, or by persons elected by an ordinary resolution of the shareholders of the Company.
You may write to the Corporate Governance and Nominating Committee at:
c/o Margaret Henry
Company Secretary
Adaptimmune Therapeutics plc
60 Jubilee Avenue
Abingdon
Oxfordshire OX14 4RX
United Kingdom
Code of Conduct
We have adopted a Code Conduct applicable to all of our directors, officers and employees. The Code of Conduct is available on our website at https://www.adaptimmune.com. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.
Director Attendance at Annual General Meeting of Shareholders
We do not have a formal policy regarding director attendance at our annual general meeting of shareholders. Our chairman or, failing him, another director always attends to chair the meeting. Adrian Rawcliffe, our chief executive officer and a director, attended our 2024 annual general meeting of shareholders.
Shareholder Communication with the Board of Directors
It is the policy of our Board of Directors to allow shareholders to communicate with its members. Communications may be addressed to the entire board or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board. Shareholders can contact members of the Board Directors by writing care of our Company Secretary at the Company’s registered office address.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of April 11, 2025, by:
•
each beneficial owner of more than 5% of our ordinary shares

•
each of our named executive officers and directors;

•
all of our named executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”). Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 11, 2025 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 1,569,132,726 ordinary shares outstanding as of April 11, 2025.
Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o Adaptimmune Therapeutics plc, 60 Jubilee Avenue, Milton Park, Oxfordshire OX14 4RX, United Kingdom.
	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
5% Shareholders
EcoR1 Capital, LLC(1)	164,424,420	10.48
Long Focus Capital Management, LLC(2)	122,966,358	7.84
New Enterprise Associates(3)	102,478,672	6.53
Two Seas Capital L.P.(4)	89,010,876	5.67
Named Executive Officers and Directors
Adrian Rawcliffe(5)	23,552,466	1.50
William Bertrand(6)	11,438,316	*
Cintia Piccina(7)	4,797,267	*
Ali Behbahani, M.D.(8)	105,643,198	6.73
Garry Menzel(9)	15,211,273	*
David M. Mott(10)	4,301,861	*
Lawrence M. Alleva(11)	3,576,394	*
John Furey(12)	2,100,748	*
Andrew Allen(13)	1,013,900	*
Priti Hegde(14)	955,190	*
Kristen Hege(15)	550,656	*
Executive Officers
Gavin Wood(16)	8,059,730	*
John Lunger(17)	7,984,272	*
Elliot Norry, M.D.(18)	6,238,286	*
Joanna Brewer, Ph.D(19)	4,510,420	*
Named Executive Officers, Directors and Executives as a Group (15 persons)	199,933,977	12.74

*
Represents less than 1%.

(1)
The indicated ownership is based on a Schedule 13G/A filed with the SEC by EcoR1 Capital, LLC, EcoR1 Capital Fund Qualified, L.P., (“Qualified Fund”), and Oleg Nodelman on March 26, 2024 (collectively, the “Filers”). EcoR1 Capital, LLC, and/or entities affiliated with EcoR1 Capital, LLC, holds these shares in the form of ADSs. Qualified Fund filed the Schedule 13G on March 26, 2024 (the “Schedule 13G”) jointly with the other Filers, but not as a member of a group and it expressly disclaims membership in a group. In addition, filing the Schedule 13G on behalf of Qualified Fund should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of any of the shares covered by the Schedule 13G or otherwise. Each Filer also disclaims beneficial ownership of the shares except to the extent of that person’s pecuniary interest therein. The business address of EcoR1 Capital, LLC is 357 Tehama Street #3, San Francisco, CA 94103.

(2)
The indicated ownership is based on a Schedule 13G/A filed with the SEC by Long Focus Capital Management, LLC, Long Focus Master, LTD, Condagua, LLC, John Helmers and Glenn Helmers on February 11, 2025. Long Focus Capital Management, LLC, and/or entities affiliated with Long Focus Capital Management, LLC, holds these shares in the form of ADSs. The shares are held directly by Long Focus Capital Master, Ltd. Long Focus Capital Management, LLC maintains investment and voting power with respect to the securities held by Long Focus Capital Master, Ltd. John Helmers controls Long Focus Capital Management, LLC and has investment and voting power with respect to Condagua, LLC. Glenn Helmers controls Condagua, LLC. The business address of Long Focus Capital Management, LLC is 207 Calle del Parque, A&M Tower 8th Floor, San Juan, PR 00912.

(3)
Beneficial ownership consists of (i) 82,978,668 ordinary shares represented by 13,829,778 ADSs directly held by New Enterprise Associates 14, L.P., or NEA 14 and 4 ordinary shares directly held by NEA 14 and (ii) 19,500,000 ordinary shares represented by 3,250,000 ADSs directly held by New Enterprise Associates 16, L.P., or NEA 16. The shares directly held by NEA 14 are indirectly held by NEA Partners 14, L.P., or NEA Partners 14, the sole general partner of NEA 14, NEA 14 GP, LTD, or NEA 14 LTD, the sole general partner of NEA Partners 14 and each of the individual Directors of NEA 14 LTD. The individual Directors, or collectively, the Directors of NEA 14 LTD, are Forest Baskett, Anthony A. Florence, Jr., Patrick J. Kerins and Scott D. Sandell. The shares directly held by NEA 16 are indirectly held by NEA Partners 16, L.P., or NEA Partners 16, the sole general partner of NEA 16, NEA 16 GP, LLC, or NEA 16 LLC, the sole general partner of NEA Partners 16 and each of the individual Managers of NEA 16 LLC. The individual Managers of NEA 16 LLC, or collectively, the NEA 16 Managers, are Forest Baskett, Ali Behbahani (a member of our Board), Carmen Chang, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Scott D. Sandell and Paul Walker. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The principal business address of NEA 14, NEA 16, Kerins and Sandell is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The principal business address of Baskett, Behbahani, Chang, Makhzoumi and Walker is 2855 Sand Hill Road, Menlo Park, CA 94025. The principal business address of Florence is 104 5th Avenue, New York, NY 10001.

(4)
The indicated ownership is based on a Schedule 13G filed with the SEC by Two Seas Capital L.P., Two Seas Capital G.P. LLC and Sina Toussi on February 14, 2025 (collectively, the “Filers”). Two Seas Capital L.P., and/or entities affiliated with Two Seas Capital L.P., holds these shares in the form of ADSs. The shares are directly held by Two Seas Global (Master) Fund L.P. (the “Global Fund”). Two Seas Capital L.P. serves as an investement manager to the Global Fund, including its voting and granted investment discretion over the shares. Two Seas Capital G.P. LLC serves as general partner of Two Seas Capital L.P. Sina Toussi serves as the chief investment officer of Two Seas Capital L.P. and managing member of Two Seas Capital G.P. LLC. The business address of Two Seas Capital L.P. is 32 Elm Place, 3rd Floor, Rye, NY10580.

(5)
Beneficial ownership for Mr. Rawcliffe consists of (i) 2,371,362 ordinary shares represented by 395,227 ADSs and (ii) options to purchase 21,181,104 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(6)
Beneficial ownership for Mr. Bertrand consists of (i) 1,193,352 ordinary shares represented by 198,892 ADSs and (ii) options to purchase 10,244,964 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(7)
Beneficial ownership for Ms. Piccina consists of (i) 666,438 ordinary shares represented by 111,073 ADSs and (ii) options to purchase 4,130,829 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(8)
Includes the shares set forth in footnote (3) above and options held by Dr. Behbahani to purchase 3,164,526 ordinary shares that are or will be exercisable within 60 days of April 11, 2025. Dr. Behbahani is a partner of New Enterprise Associates, Inc., which has ultimate voting and investment power over shares held of record by New Enterprise Associates 14, Limited Partnership.

(9)
Consists of (i) options held by Dr. Menzel to purchase 11,093,593ordinary shares that are or will be exercisable within 60 days of April 11, 2025; (ii) 1,259,586 ordinary shares represented by 209,931 ADSs held by Dr. Menzel; (ii) 1,203,876 ordinary shares represented by 200,646 ADSs held by the Garry E. Menzel Revocable Trust of 2022 and (iv) 1,203,882 ordinary shares represented by 200,647 ADSs held by the Mary E. Henshall Revocable Trust of 2022.

(10)
Consists of options held by Mr. Mott to purchase 4,301,861 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(11)
Consists of (i) options held by Mr. Alleva to purchase 3,433,030 ordinary shares that are or will be exercisable within 60 days of April 11, 2025; (ii) 70,584 ordinary shares represented by 11,764 ADSs held by Mr. Alleva; and (iii) 72,780 ordinary shares represented by 12,130 ADS held by the Lawrence M. Alleva Revocable Trust.

(12)
Consists of options held by Mr. Furey to purchase 2,100,748 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(13)
Consists of options held by Dr. Allen to purchase 1,013,900 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(14)
Consists of options held by Dr. Hegde to purchase 955,190 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(15)
Consists of options held by Dr. Hege to purchase 550,656 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(16)
Beneficial ownership for Mr. Wood consists of (i) 96,000 ordinary shares represented by 16,000 ADSs and (ii) options to purchase 7,963,730 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(17)
Beneficial ownership for Mr. Lunger consists of (i) 1,025,340 ordinary shares represented by 170,890 ADSs and (ii) options to purchase 6,958,932 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(18)
Beneficial ownership for Dr. Norry consists of (i) 799,590 ordinary shares represented by 133,265 ADSs and (ii) options to purchase 5,438,696 ordinary shares that are or will be exercisable within 60 days of April 11, 2025.

(19)
Beneficial ownership for Dr. Brewer consists of (i) 74,652 ordinary shares represented by 12,442 ADSs and (ii) options to purchase 4,435,768 ordinary shares that are or will be exercisable within 60 days of April 11, 2024.

DELINQUENT SECTION 16(a) REPORTS
All of our directors, executive officers and any greater than 10 percent shareholders are required by Section 16(a) of the Exchange Act to file with the SEC initial reports of ownership and reports of changes in ownership of shares and to furnish us with copies of such reports. Based on a review of those reports and written representations that no other reports were required, we believe that our Section 16 directors and officers complied with all of their applicable Section 16(a) filing requirements.

TRANSACTIONS WITH RELATED PERSONS
Certain Relationships and Related Party Transactions
Related Person Transactions
Other than the compensation arrangements described below under the sections “Director Remuneration” and “Executive Compensation Discussion”, in the period from January 1, 2023 through the date of this proxy statement, we were not a party to any transactions between us and certain “related persons,” which are generally considered to be our executive officers, directors, director nominees or 5% shareholders, or their immediate family members.
Related Person Transactions Policy
We have adopted a policy with respect to the review, approval and ratification of related party transactions. Under the policy, our Audit Committee is responsible for reviewing and approving related person transactions. In the course of its review and approval of related person transactions, our Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, our policy will require our Audit Committee to consider, among other factors it deems appropriate:
•
the related person’s relationship to us and interest in the transaction;

•
the interests, direct or indirect, of any related person in the transaction in sufficient detail so as to enable the Audit Committee to assess such interests;

•
the material facts of the proposed related-person transaction, including the proposed aggregate value of such transaction, or, in the case of indebtedness, that amount of principal that would be involved;

•
the benefits to us of the proposed transaction;

•
an assessment of whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally; and

•
management’s recommendation with respect to the proposed related-person transaction.

The Audit Committee may only approve those transactions that are in, or are not inconsistent with, our best interests and those of our shareholders, as the Audit Committee determines in good faith. If Audit Committee review and approval would be inappropriate, the relevant related party transaction will be referred to another independent body of our Board for review, consideration, approval or ratification.
For purposes of the policy we refer to transactions in which (a) we were a participant, (b) the amount involved exceeded $120,000 and (c) one or more of our executive officers, directors, director nominees or 5% shareholders, or their immediate family members (each of whom we refer to as a “related person”) had a direct or indirect material interest as “related person transactions.”

DIRECTOR REMUNERATION
Under our Directors’ Remuneration Policy, the Board has the discretion to pay our Non-Executive Directors for their Board and committee service in the form of cash fees or stock options or a mixture of cash fees and stock options. Our remuneration arrangements for Non-Executive Directors during 2024 comprised an award of a fixed number of stock options, plus an additional number of stock options or cash payment at the director’s election. The option awards and cash payments were made at competitive levels of peer group data from comparable companies provided in a competitive benchmarking analysis undertaken by Pearl Meyer in 2024 and are compliant with the Directors’ Remuneration policy approved by our shareholders at our Annual General Meeting on May 14, 2024.
Under our Directors’ Remuneration Policy in effect in 2024, our Non-Executive Directors earned the following annual cash compensation or made an election to receive such compensation in the form of an additional number of stock options.
2024 Cash Compensation
Board of Directors	$40,000
Chairman (additional retainer)	$35,000
Audit Committee Chair (additional retainer)	$20,000
Remuneration Committee Chair (additional retainer)	$15,000
R&D Committee Chair (additional retainer)	$15,000
Corporate Governance and Nominating Committee Chair (additional retainer)	$10,000
Audit Committee member/non-Chair (additional retainer)	$10,000
Remuneration Committee member/non-Chair (additional retainer)	$7,500
R&D Committee member/non-Chair (additional retainer)	$7,500
Corporate Governance and Nominating Committee member/non-Chair (additional retainer)	$5,000
All cash payments are payable monthly in arrears at the end of each month during which such individual served as a director (with prorated payments for service during a portion of such month). The cash compensation is targeted at the 50th percentile of peer group data. Our Non-Executive Directors are also entitled to receive reimbursement of expenses incurred in the course of performing services to the Company.
Our Non-Executive Directors do not receive any pension from the Company nor do they participate in any performance-related incentive plans. Our Non-Executive Directors participate in the Group’s long-term incentive plans on terms similar to those used for our executive directors and officers.
On joining the Board, our Non-Executive Directors are eligible to receive an initial award of stock options covering up to 1,320,000 of our ordinary shares and, at their election, either cash compensation, as set forth above, or additional options of equivalent value. All such options vest over three years with the first 25% vesting on the first anniversary of the date of grant and the remaining 75% vesting in monthly installments over the following two years. Subsequently, all Non-Executive Directors are eligible to receive an annual award of stock options covering up to 660,000 of our ordinary shares and, at their election, either cash compensation, as set forth above, or additional options of equivalent value. All options awarded annually are exercisable on the first anniversary of the date of grant. These long-term equity incentive awards are targeted at the 50th percentile of peer group data.
During 2024, all Non-Executive Directors were granted an annual award of stock options. In determining option awards, our Board of Directors works within benchmarking guidelines provided by compensation consultants and seeks recommendations from our Remuneration Committee. All options are granted with an exercise price that is no lower than the fair market value of an ordinary share on the date prior to the date of grant.

2024 Director Compensation Table
The table below shows the compensation paid to our Non-Executive Directors during the year ended December 31, 2024.
Name	Fees Earned or paid in cash ($)	Option awards ($)(1)	Total ($)
David M. Mott(2)	—	204,195	204,195
Andrew Allen(3)	55,000	85,123	140,123
Lawrence Alleva(4)	—	156,566	156,566
Ali Behbahani(5)	—	152,086	152,086
John Furey(6)	57,500	85,123	142,623
Priti Hegde(7)	26,250	147,636	173,886
Kristen Hege(8)	47,500	94,024	141,524
Garry Menzel(9)	—	144,659	144,659

(1)
Amounts reflect the aggregate grant date fair value of share options granted during 2024 and computed in accordance with ASC Topic 718. The assumptions used in the valuation of these awards are set forth in Note 2 (r) and Note 12 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)
Mr. Mott received an option award covering 1,583,214 ordinary shares on July 1, 2024.

(3)
Dr. Allen received an option award covering 660,000 ordinary shares on July 1, 2024.

(4)
Mr. Alleva received an option award covering 1,213,926 ordinary shares on July 1, 2024.

(5)
Dr. Behbahani received an option award covering 40,950 ordinary shares on January 15, 2024 (in respect of his service as a member of the R&D Committee effective from January 1, 2024) and an award covering 1,144,686 ordinary shares on July 1, 2024.

(6)
Mr. Furey received an option award covering 660,000 ordinary shares on July 1, 2024.

(7)
Dr. Hegde received an option award covering 1,144,686 ordinary shares on July 1, 2024.

(8)
Dr. Hege received an option award covering 81,906 ordinary shares on January 15, 2024 (in respect of her service as chiar of the R&D Committee effective from January 1, 2024) and an award covering 660,000 ordinary shares on July 1, 2024.

(9)
Dr. Menzel received an option award covering 1,121,604 ordinary shares on July 1, 2024.

Deeds of Indemnification
We do not have any third party indemnification provisions in place for the benefit of one or more of our directors. However, we agree to use all reasonable endeavors to provide and maintain appropriate directors’ and officers’ liability insurance (including ensuring that premiums are properly paid) for their benefit for so long as any claims may lawfully be brought against them.
Non-Executive Director Appointment Letters
We have entered into letters of appointment with each of our Non-Executive Directors. These letters set forth the main terms on which each of our Non-Executive Directors serve on our Board of Directors. Continued appointment under the letter is contingent on continued satisfactory performance as a member of the Board of Directors and as a member of a committee, if applicable, as well as being re-elected at the annual general meetings in accordance with our Articles of Association. The appointment may be terminated by the Company or the Non-Executive Director with three months’ prior written notice. Upon termination, the Non-Executive Director is entitled to a pro-rata amount of the annual fee (if applicable) that is outstanding and payable up to the date of termination, and reimbursement in the normal way of any expenses properly incurred before that date.

EXECUTIVE OFFICERS OF THE COMPANY
Below is a list of our executive officers and their ages as of the date of this proxy statement. Except as described below, there are no family relationships between any of our executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.
Name	Age	Position
Adrian Rawcliffe	53	Chief Executive Officer and Director
Gavin Wood	55	Chief Financial Officer
William Bertrand	60	Chief Operating Officer
John Lunger	56	Chief Patient Supply Officer
Elliot Norry, M.D	62	Chief Medical Officer
Joanna Brewer, Ph.D	49	Chief Scientific Officer
Cintia Piccina	52	Chief Commercial Officer
Adrian Rawcliffe.   For biographical information regarding Mr. Rawcliffe, please refer to the discussion under Board of Directors.
Gavin Wood.   Mr. Wood has served as our Chief Financial Officer since April 2020 and is a member of our Executive Team. He leads our financial operations and strategy and investor relations. Mr. Wood has held CFO and senior management roles in public companies in the life sciences sector since 2006. Before joining Adaptimmune, he served as the Chief Financial Officer and a director of Abcam plc (LSE: ABC) from September 2016 through February 3, 2020, working as part of the executive team that led the company through a period of significant growth and change. Before that, he held a series of roles at Affymetrix Inc, (Nasdaq: AFFX) from 2006 to 2016, including serving as Executive Vice President and Chief Financial Officer from May 2013 through March 2016, and managing the global finance, IT, internal audit and facilities functions, until the company was acquired by ThermoFisher Scientific. Mr. Wood is currently a member of the board of directors of Atlas Antibodies AB. He is a Chartered Accountant and holds a B.A. degree in Archaeology from the University of Durham, U.K.
William Bertrand.   Mr. Bertrand has served as our Chief Operating Officer since March 2017 and is a member of our Executive Team. He is responsible for operational functions including compliance, human resources, quality and legal/IP, as well as communications, IT and facilities. Mr. Bertrand’s prior experience includes a 12 year tenure at MedImmune, where he served as its first General Counsel and Chief Compliance Officer, along with holding a variety of operational and corporate strategy roles. He has also formerly served as Executive Vice President, General Counsel for Infinity Pharmaceuticals, Inc., and as Senior Vice President, Acting Chief Operating Officer and General Counsel for Salix Pharmaceuticals, where he remained as General Manager to help finalize the integration of the company’s $14 billion acquisition by Valeant Pharmaceuticals in April 2015. He is currently a member of the board of directors of Ardelyx, Inc. (Nasdaq: ARDX) and has served as a member of the board of directors of several private companies including Trustwave and Inotek Pharmaceuticals. Mr. Bertrand received a J.D. from the University of Wisconsin and a B.S. in biology from Wayne State University.
John Lunger.   Mr. Lunger has served as our Chief Patient Supply Officer since August 2019 and is a member of our Executive Team. He leads the teams responsible for producing and delivering products to patients, accelerating supply execution, and optimizing the supply chain to be ready for commercialization. Previously, Mr. Lunger was our Senior Vice President, Manufacturing and Supply Chain, having joined the Company in March 2017. In this role, he was responsible for clinical manufacturing and global supply of Adaptimmune’s autologous T-cell therapy products. Prior to joining Adaptimmune, Mr. Lunger was Head of Supply Chain and Commercial Product Supply at Merrimack Pharmaceuticals where he led clinical and commercial supply chain as well as the cross functional supply team for Merrimack’s first commercial product launched in October 2015. Earlier in his career, he held various senior manufacturing, operational, and strategy roles with VWR International, Pfizer, and Wyeth Pharmaceuticals. In his nearly 10 years with Wyeth he held a number of leadership positions, including operations and supply chain strategy, supply management, procurement and strategic sourcing, business systems implementation, generic pharmaceutical business management, and site operations management in a pharmaceutical manufacturing plant in Ireland. Mr. Lunger began his career serving as a nuclear trained officer on a U.S. Navy submarine followed by strategic consulting with Accenture. He currently serves as a consultant and Technical Advisory Board member of Nkarta, Inc. (Nasdaq: NKTX). He previously served as a non-executive director of Genocea Biosciences, Inc. (Nasdaq: GNCA). Mr. Lunger holds a Bachelor of Science degree (with distinction) in Ocean Engineering from the U.S. Naval Academy and an M.B.A. in economics and operations management from the University of Chicago’s Booth School of Business.
Elliot Norry, M.D.   Dr. Norry has served as our Chief Medical Officer (CMO) since January 2020 after having served as our acting CMO since August 2019. He is a member of our Executive Team. Previously, he was our Vice President and Head of Clinical Safety and leader of our ADP-A2AFP program, having joined the company in July 2015. Prior to joining Adaptimmune, Dr. Norry served as Safety Development Leader at GSK from 2009, where he managed clinical safety for a broad range of early and late stage products, including approval activities for pazopanib for the treatment of soft tissue sarcoma. He was also Chair of GSK’s Hepatic Safety Panel. Prior to his roles in the biotech and pharmaceutical industry, Dr. Norry practiced adult internal medicine at Abington Memorial Hospital in Abington, Pennsylvania for 13 years. He currently serves as a member of the Board of Trustees of The Wistar Institute. He holds a B.A. from Columbia College and an M.D. from New York University. He performed his residency in Internal Medicine at Temple University Hospital in Philadelphia and his fellowship in gastroenterology at Thomas Jefferson University Hospital in Philadelphia.
Joanna Brewer, Ph.D.   Dr. Brewer has served as our Chief Scientific Officer since May 2022 and is a member of our Executive Team. Previously, Dr. Brewer served as Senior Vice President, Allogeneic Research at Adaptimmune since December 2019. In this role, she built the Allogeneic Research organization from the ground up and took the concept of iPSC-derived allogeneic T-cell therapies from an idea into the potential for an allogeneic candidate in the clinic. Prior to her SVP role, Dr. Brewer held a series of senior managerial roles within Adaptimmune’s research organization. Her experience in immunotherapy and cell therapy at Adaptimmune and its predecessor companies spans more than 20 years and includes roles across the breadth of discovery. Before focusing solely on the allogeneic platform, Dr. Brewer was one of the founding scientists at Adaptimmune who built multiple research teams working on the development of SPEAR T-cell therapies including NY-ESO (transitioned to GSK in 2018), ADP-A2M4 and ADP-A2AFP, as well as early next-generation approaches including the ADP-A2M4CD8 construct. Prior to joining Adaptimmune in 2009, Dr. Brewer held positions at Avidex, Medigene and Immunocore. Dr. Brewer currently serves as a non-executive director of Infinitopes Limited, a private company. She holds a master’s degree in Natural Sciences, and a Ph.D. in cellular signalling, both from the University of Cambridge, U.K.
Cintia Piccina.   Ms. Piccina has served as our Chief Commercial Officer since March 18, 2024, having previously served in this role from January 2022 to March 2023, and is a member of our Executive Team. Most recently, she served as the Chief Commercial Officer at AlloVir (Nasdaq: ALVR) helping to build the company’s commercialization capabilities and team to support the launch of the first allogeneic multi Viral Specific T-cell (VST) therapy, which was AlloVir’s anticipated first commercial product at that time. Prior to her time at Adaptimmune, Ms. Piccina served as the Head of Commercial at 2Seventy Bio (Nasdaq:TSVT) and as SVP Commercial Oncology and US General Manager, leading the launch of the first cell therapy product in multiple myeloma, Abecma (idecabtagene vicleucel), for bluebird bio (Nasdaq:BLUE). Before that she spent over 20 years at Novartis (SIX:NOVN; NYSE:NVS) from 1997 to April 2020, first in Brazil then in the United States, where she held a series of commercial, marketing and sales roles across multiple therapeutic areas including oncology. In her final role at Novartis, Ms. Piccina was VP, Global Oncology Cell and Gene Strategy & Program Management Office, for Kymriah and the CAR-T pipeline, leading the cross-functional leadership teams for business (marketing, medical affairs, market access), manufacturing, and pipeline. She holds a Doctorate in Pharmacy and Biochemistry from the University of Sao Paulo, Brazil, and an M.B.A. from the Escola Superior de Propaganda e Marketing, Sao Paulo.

EXECUTIVE COMPENSATION
Overview
This section discusses the material components of the executive compensation program offered to our named executive officers, or NEOs, identified below. As of December 31, 2024, these NEOs were:
•
Adrian Rawcliffe, Chief Executive Officer;

•
William Bertrand, Chief Operating Officer; and

•
Cintia Piccina, Chief Commercial Officer (from March 18, 2024).

Executive Summary
Our primary goal in 2024 was to progress the development of the Group including:
•
Building a commercial franchise in synovial sarcoma and MRCLS.

•
In August 2024, the U.S. Food and Drug Administration (“FDA”) approved our first biologics license application (“BLA”) for TECELRA® (afamitresgene autoleucel) (“TECELRA”), which is the first engineered T-cell therapy for the treatment of a solid tumor cancer approved in the U.S. We are now focused on its launch and commercialization.

•
Progressing the SURPASS-3 Phase 2 trial through to completion.

•
Depending on the data, we planned to progress ADP-A2M4CD8 through the Phase 2 trial in ovarian cancer and towards BLA filing. In November 2024, as part of our refocused priorities and restructuring, we announced that enrolment would cease in this trial.

•
Progressing the ADP-A2M4CD8 T-cell therapy into earlier lines of therapy.

•
We were planning to amend our SURPASS protocol to look at threatment in earlier lines of therapy. In May 2024 we entered into a clinical collaboration agreement with Galapagos. Under the collaboration agreement we will conduct a clinical proof-of-concept trial to evaluate the safety and efficacy of uza-cel produced on Galapagos’ decentralized manufacturing platform (ADP-5701) in patients with head and neck cancer.

•
Progressing PRAME (ADP-600) and CD-70 (ADP-520) directed T-cell therapies into the clinic.

•
We continued to develop TCR T-cells directed to PRAME, with the initial candidate currently in preclinical testing and next-generation candidates being developed over the longer term. ADP-520 is also in preclinical testing. We have paused spending on the PRAME and CD70 programs.

•
Continuing to develop “off-the-shelf” cell immunotherapies and progress allogeneic cell therapies to the clinic.

•
We continued to develop our allogeneic platform. As a result of the announcement of the restructuring in November 2024, we are seeking a partner for our allogeneic program.

•
Continuing to improve our manufacturing and patient supply processes to optimize how we deliver our cell therapies to patients.

•
Our cell therapy manufacturing capabilities (both internally and through third party relationships) enable us to continually enhance our manufacturing capabilities which we believe will ultimately enable us to treat patients quicker, at a lower cost and more effectively.

In November 2024, we announced that we were ceasing further investment in all non-core programs. We are undertaking a reduction in headcount of approximately 29% and a reduction of total operating expenses of approximately 25% (as compared to 2024 operating expenses). As of the end of February 2025, the majority of the headcount reduction had been completed. The restructuring aims to prioritise the commercial sarcoma franchise and R&D programs with the highest potential return on invested capital and transformational benefit to patients. As part of this restructuring the Company plans to focus an increasing proportion of its corporate functions in the US. We are also seeking strategic alternatives for our off-the shelf allogeneic cell therapy program. As part of this restructuring, we announced in December 2024 that Helen Tayton-Martin, our Co-founder and Chief Business and Strategy Officer, and Gavin Wood, our Chief Financial Officer, would step down on March 31, 2025 and May 31, 2025 respectively. On April 14, 2025, we agreed with Gavin Wood to vary his termination date so that he will step down on August 31, 2025.
In addition to the restructuring announced in 2024, in March 2025 we announced implementation of additional cost reduction for the PRAME and CD70 programs. We are currently evaluating all strategic options for the Company and its programs.
2024 Business Highlights
Notwithstanding the restructuring, 2024 was a year of strong operational performance for Adaptimmune. Key business highlights during 2024 included:
Building a commercial franchise in synovial sarcoma and MRCLS
•
In August 2024, our first T-cell therapy product, TECELRA, was approved in the US for the treatment of advanced MAGE-A4+ synovial sarcoma in adults with certain HLA types who have received prior chemotherapy. We will continue to increase the number of ATCs as quickly as possible during 2025 to maximise patient treatment with TECELRA within the US. We are intending to submit a rolling BLA for our second product, lete-cel starting in the US in 2025 and targeting U.S. commercial launch in 2026. We are also actively exploring the best way to expand the commercial franchise into other countries and/or into other HLA types.

Progressing ADP-5701 (uza-cel manufactured on Galapagos manufacturing platform) towards the clinic.
•
In May 2024, we entered into a clinical collaboration agreement with Galapagos NV (“Galapagos”). Under the collaboration agreement we will conduct a clinical proof-of-concept trial to evaluate the safety and efficacy of our uza-cel engineered T-cell receptor produced on Galapagos’ decentralized manufacturing platform (ADP-5701) in patients with head and neck cancer. Uza-cel has shown encouraging results in head and neck cancer with partial responses in four out of five patients to date in a Phase 1 trial using Adaptimmune’s manufacturing platform.

Progressing PRAME (ADP-600) and CD-70 (ADP-520) directed T-cell therapies into the clinic.
•
The PRAME directed T-cell therapies progressed through pre-clinical testing. We have continued pre-clinical development of a T-cell therapy directed to CD70. We have paused spending on the PRAME and CD70 programs.

Continuing to improve our manufacturing and patient supply processes to optimize how we deliver our cell therapies to patients.
•
Our cell therapy product manufacturing capabilities enable us to treat patients effectively and in support of our other priorities. We have continued to improve our manufacturing and patient supply processes and options using a mix of internal capabilities and external suppliers.

Continuing to develop “off-the-shelf” cell immunotherapies and progress allogeneic cell therapies to the clinic
•
We continued to develop allogeneic or “off-the-shelf” cell therapies utilising a proprietary allogeneic platform and through a strategic collaboration with our former partner, Genentech. The collaboration with Genentech was terminated during 2024. As a result of the restructuring announced in November 2024 we have ceased further development of allogeneic cell therapies and are seeking a partner for the allogeneic program.

2024 Executive Compensation Highlights
The following key compensation actions were taken with respect to our NEOs for 2024:

•
Base Salaries — The Remuneration Committee approved merit-based adjustments to base salary for certain of our NEOs, and our Board approved a merit-based adjustment to base salary for our CEO, in early January 2024. Ms. Piccina’s base salary was established upon her appointment as our Chief Commercial Officer on March 18, 2024.

•
Annual Cash Bonuses — At the beginning of 2024, our Board approved the 2024 Annual Cash Bonus Plan and the associated goals thereunder. In December 2024, upon review of our performance against the established goals, the Remuneration Committee approved a performance factor of 80% of target after determining that a significant proportion of our corporate goals had been achieved during a challenging year that had also included the approval of our first T-cell therapy product, TECELRA, which was approved in the US for the treatment of advanced MAGE-A4+ synovial sarcoma in adults with certain HLA types who have received prior chemotherapy. Our NEOs received annual cash bonuses at 80% of their target annual cash bonus opportunities.

•
Long-Term Incentive Compensation — Mr. Rawcliffe and Mr. Bertrand were granted regular long term incentive compensation opportunities in January 2024 in the form of approximately 75% of stock options to purchase ordinary shares and 25% RSU-style options. Ms. Piccina was provided with a grant of stock options and RSU-style options outside the regular equity program upon her appointment as our Chief Commercial Officer on March 18, 2024.

Compensation Philosophy and Program Design
Our philosophy in setting compensation policies for executive officers has two objectives: (1) to attract and retain a highly skilled team of executives and (2) to align our executives’ interests with those of our shareholders by rewarding short-term and long-term performance. Our Remuneration Committee believes that executive compensation should be directly linked both to continuous improvements in corporate performance (“pay for performance”) and accomplishments that are expected to increase shareholder value.
In furtherance of this goal, our Remuneration Committee has adhered to the following guidelines as a foundation for decisions that affect the levels of compensation:
•
provide a competitive total compensation package that enables the Company to attract and retain highly qualified executives with the skills and experience required for the achievement of business goals;

•
align compensation elements with the Company’s annual goals and long-term business strategies and objectives;

•
promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash and equity incentives to the achievement of corporate and individual performance goals; and

•
align executives’ incentives with the creation of shareholder value.

Based on this philosophy, our performance-driven executive compensation program has three primary components: base salary, annual cash bonuses, and long-term equity-based compensation. Our Remuneration Committee believes that cash compensation in the form of base salary and annual bonuses provides our executives with short-term rewards for success in operations, and that long-term compensation through the grant of equity awards aligns the objectives of management with those of our shareholders with respect to long-term performance and success.
While it does not have any formal policies for allocating compensation among the three components, our Remuneration Committee reviews relevant competitive market data and uses its judgment to determine the appropriate level and mix of compensation on an annual basis to ensure that compensation levels and opportunities are competitive and that we are able to attract and retain capable executive officers to work for our long-term prosperity and shareholder value, without taking unnecessary or excessive risks.
2024 Executive Compensation Policies and Practices
We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During 2024 our executive compensation policies and practices included the following:

•
Remuneration Committee of Independent Directors.   Our Remuneration Committee is composed of all independent directors.

•
Annual Compensation Review.   Our Remuneration Committee undertakes a comprehensive review of compensation of our executives, including our NEOs, on an annual basis.

•
Independent Compensation Consultant.   Our Remuneration Committee engages its own compensation consultant, and reviews its independence from management. The Remuneration Committee engaged Pearl Meyer to assist with its 2024 compensation reviews.

•
Risk Analysis.   We believe the structure of our executive compensation program minimizes the likelihood of inappropriate risk-taking by our executive officers.

•
Compensation At-Risk.   Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on Company performance, as well as short-term cash and long-term equity incentives to align the interests of our executive officers and shareholders. None of our employment agreements with our NEOs provides any guarantees relating to base salary increases or the amounts of any annual incentive awards or long-term equity awards.

•
No Special Retirement Benefits.   We do not provide special pension arrangements or post-retirement health coverage for our executives or employees. Our U.S.-based executives and other U.S.-based employees are eligible to participate in our Section 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code. Our U.K.-based executives and other U.K.-based employees are eligible to participate in our U.K. defined contribution plan.

•
Policy Against Hedging, Speculative Trading and Pledging our Stock.   Our insider trading policy prohibits our employees, including our NEOs, and our directors from engaging in “hedging” or other inherently speculative transactions with respect to our securities or borrowing against our securities.

•
No Special Perquisites.   Consistent with other high growth, development-stage biotechnology companies, we generally do not provide perquisites or other personal benefits to our executive officers other than those we provide to our employees generally. From time to time we have provided relocation assistance benefits to our executive officers and other employees in order to attract talent.

•
No Special Health or Welfare Benefits.   Our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other employees.

Process for Setting Executive Compensation
Role of the Remuneration Committee
Our Remuneration Committee is responsible for reviewing and establishing our executive compensation policy and determines the framework for the compensation of our Company’s senior executive officers. Our Remuneration Committee determines the remuneration of our NEOs (except for our CEO) and makes recommendations regarding the compensation of our CEO to the Board for its determination. Our Remuneration Committee also determines the corporate performance goals under the Company’s annual bonus plan and achievement of these goals, and determines the policy for and scope of service agreements for the executive officers and contractual severance payments. Our Remuneration Committee makes recommendations regarding these matters in respect of our CEO to our Board for its determination.
While our Remuneration Committee draws on a number of resources, including input from our CEO and independent compensation consultants, to make decisions regarding the Company’s executive compensation program, ultimate decision-making authority rests with the Remuneration Committee, subject, in relation to our CEO’s compensation, to approval by the independent members of the Board. The Remuneration Committee relies upon the judgment of its members in making compensation decisions, after reviewing the performance of the Company and evaluating an executive’s performance during the year against established goals, operational performance and responsibilities. In addition, the Remuneration Committee incorporates judgment in the assessment process to respond to and adjust for the evolving business environment.

Role of Chief Executive Officer
Our Remuneration Committee solicits and reviews our CEO’s recommendations and proposals with respect to annual cash bonus opportunities, long-term incentive compensation opportunities, program structures and other compensation-related matters for our executive officers (other than with respect to his own compensation). Our Remuneration Committee reviews and discusses these recommendations and proposals with our CEO and uses them as one factor in determining and approving the compensation for our executive officers (other than our CEO). Our Remuneration Committee works directly with its compensation consultants to determine compensation actions for our CEO, who does not participate in deliberations or determination of his own compensation.
Role of Compensation Consultant
Our Remuneration Committee is authorized to engage a compensation consultant or other advisors to review our executive officers’ compensation, including a benchmarking analysis against the compensation of executive officers at comparable companies, to ensure that our compensation is market competitive, with the goal of retaining and adequately motivating our senior management. During 2024, our Remuneration Committee retained Pearl Meyer to make recomendations for updating our compensation peer group, and to review and make recommendations regarding our executive and director compensation for 2024.
Our Remuneration Committee regularly evaluates the performance of its compensation consultants, considers alternative compensation consultants, and has the final authority to engage and terminate such services. The Remuneration Committee assessed the independence of Pearl Meyer pursuant to SEC rules and the applicable listing standards of The Nasdaq Global Market and concluded that no conflict of interest exists that would prevent Pearl Meyer from serving as an independent consultant to our Remuneration Committee.
During 2024, Pearl Meyer regularly attended the meetings of our Remuneration Committee (both with and without management present) and provided the following services:
•
consulted with the Remuneration Committee chair and other members between committee meetings;

•
conducted a review of the 2023/2024 compensation comparator peer group and made recommendations, as appropriate, for changes for use when making 2024 compensation decisions;

•
provided competitive market data based on the compensation peer group and relevant survey data for our executive officer positions and evaluated how the compensation we pay our executive officers compares both to our performance and to the market executive compensation levels;

•
reviewed and analyzed the base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our executive officers;

•
assessed executive compensation trends within our industry, and provided updates on corporate governance and regulatory issues and developments;

•
reviewed market equity compensation practices, including burn rate and overhang, and advised on the mix of equity award types; and

•
provided competitive non-employee director market compensation data from the compensation peer group and evaluated the compensation we pay to our non-employee directors.

Competitive Positioning
Our Remuneration Committee reviews the compensation of similarly-situated executive officers at companies that we consider to be our peers, taking into consideration the experience, position and functional role, level of responsibility and uniqueness of applicable skills of both our executive officers and those of our peers, and the demand and competitiveness for attracting and retaining an individual with each executive officer’s specific expertise and experience. While this analysis is helpful in determining market-competitive compensation for senior management, it is only one factor in determining our executive officers’ compensation, and our Remuneration Committee exercises its judgment in determining the nature and extent of its use.

For purposes of comparing our executive compensation against the competitive market, our Remuneration Committee reviews and considers the compensation levels and practices of a group of comparable biotechnology companies. The companies in this compensation peer group for 2024/2025 were selected by our Remuneration Committee in September 2024, in consultation with Pearl Meyer, on the basis of their similarity to us in terms of size, market capitalization, stage of development, research and development spend, industry sector, business strategy, and number of employees.
Set forth in the following table is a list of the peer group used for 2024/2025 as compared to the peer group used for 2023/2024. The 2024/2025 peer group was used to benchmark 2024 compensation and set 2025 compensation and the 2023/2024 peer group was used to benchmark 2023 compensation and set 2024 compensation. Due to the FDA’s approval of TECELRA in August 2024, the 2024/2025 peer group was designed to reflect our go-forward operations as a commercial company, while the 2023/2024 peer group was designed to reflect our then development-stage operations. As such, the 2024/2025 peer group changed considerably from the 2023/2024 peer group.
2024/25	2023/2024
Autolus Therapeutics plc	Agenus Inc.
Bicycle Therapeutics plc	Allogene Therapeutics, Inc.
bluebird bio, Inc.	Atara Biotherapeutics, Inc.
Coherus BioSciences, Inc.	Autolus Therapeutics plc
Dynavax Technologies Corporation	Bicycle Therapeutics plc
Immunocore Holdings plc	bluebird bio, Inc.
Inovio Pharmaceuticals, Inc.	Caribou Biosciences, Inc.
MacroGenics, Inc.	Century Therapeutics, Inc.
Oxford Biomedica plc	Fate Therapeutics, Inc.
Precigen, Inc.	Inovio Pharmaceuticals, Inc.
Puma Biotechnology, Inc.	Instil Bio, Inc.
REGENEXBIO, Inc.	Lyell Immunopharma, Inc.
Rigal Pharmaceuticals, Inc.	MacroGenics, Inc.
Sangamo Therapeutics, Inc.	Nkarta, Inc.
uniQure N.V.	Oxford Biomedica plc
UroGen Pharma Ltd.	Poseida Therapeutics, Inc.
Xencor, Inc.	Precigen, Inc.
Xeris Biopharma Holdings, Inc.	Precision BioSciences, Inc.
Y-mAbs Therapeutics, Inc.	Sana Biotechnology, Inc.
Zymeworks, Inc.	Sangamo Therapeutics, Inc.
Vor Biopharma, Inc.
The Remuneration Committee, with the assistance of Pearl Meyer, utilized data gathered from the public filings of our peer group and size-appropriate, industry-specific data from the Radford Global Compensation Database to establish market benchmarks for our NEOs. This market benchmark data was then used as a reference point for our Remuneration Committee to assess our current compensation levels in the course of its deliberations on forms and amounts of compensation. Given our objective of attracting, retaining, motivating, and rewarding a highly-skilled team of executive officers and other employees, we aim to deliver a total compensation package that is within a competitive range around the median as compared to peers, with an emphasis on equity incentive compensation so as to more effectively tie our NEOs’ and employees’ interests to those of our shareholders. In light of this, when undertaking its competitive analysis, our Remuneration Committee reviews data pertaining to the 25th, 50th and 75th percentiles for base salary, total cash compensation (base salary plus annual bonus) and long-term incentive compensation. This competitive analysis is one factor, among others, taken into account by our Remuneration Committee in assessing current compensation levels and recommending changes to compensation or additional awards.

Our Remuneration Committee reviews our compensation peer group at least annually and makes adjustments to its composition, taking into account changes in both our business and the businesses of the companies in the peer group.
Say-on-Pay
In accordance with the requirements of U.K. Companies Act 2006, we are required to establish a Directors’ Remuneration Policy, which is used to determine the remuneration for our directors, including our Chief Executive Officer (our sole executive director), and our senior executive officers. This is required to be approved by shareholders at least every three years, by the passing of an ordinary resolution at the annual general meeting of shareholders.
At our May 2024 annual general meeting of shareholders, a revised Remuneration Policy was presented to shareholders. This Remuneration Policy was supported by 95.12% of shareholder votes cast and the resolution was duly passed. In 2024, the Company adhered to the policy as approved. In 2025, the Company intends to adhere to the policy as approved. Our Remuneration Policy is next scheduled to be proposed for shareholder approval at our 2027 AGM.
Additionally, annually at our annual general meeting of shareholders, we hold a non-binding advisory vote regarding the compensation of our named executive officers and a non-binding advisory vote on our U.K. Directors’ remuneration report. At our last annual general meeting of shareholders on May 14, 2024, the non-binding advisory vote of shareholders supported the compensation of our named executive officers by 94.96% of the votes cast at the meeting. The U.K. Directors’ remuneration report was supported by 95.79% of the votes cast at the meeting. These votes for and against the proposals, together with available feedback from investors, have been and will continue to be considered by the Remuneration Committee and Board in connection with the evaluation of executive and direct compensation.
The Remuneration Committee has considered and will continue to consider the outcome of such votes when making future compensation decisions for our named executive officers. The Remuneration Committee also relies on advice from its compensation consultant, its evaluation of Company performance against pre-defined corporate goals, its understanding of the challenges facing the Company and its observations of executive officer performance to determine executive officer compensation (except for our CEO) and to make recommendations regarding our CEO’s compensation to our Board for its determination.
Executive Compensation Program and Compensation Decisions for the Named Executive Officers
The components of our executive compensation program in 2024 for our NEOs consisted of base salary, an annual cash bonus opportunity, and a long-term incentive compensation opportunity delivered in the form of options to purchase ordinary shares (including RSU-style options).
Annual Base Salary
Overview
The base salaries of our executive officers are designed to compensate them for day-to-day services rendered during the fiscal year. Appropriate base salaries are used to recognize the experience, skills, role and responsibilities required of each executive officer and to allow us to attract and retain individuals capable of leading us to achieve our business goals in competitive market conditions.
The initial base salaries of our executive officers are established through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executive officers.
Thereafter, the base salaries of our executive officers are reviewed at least annually by our Remuneration Committee, and by our Board in the case of our CEO, and adjustments are made to reflect Company and individual performance, as well as competitive market practices. Our Remuneration Committee also takes into account subjective performance criteria, such as an executive officer’s ability to lead, organize and motivate others, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. Our Remuneration Committee does not apply specific formulas to determine increases, but instead makes an evaluation of each executive officer’s contribution to our long-term success. Annual adjustments to base salaries are effective as of January 1 of each year, with off-cycle adjustments to base salaries made under special circumstances, such as promotions or increased responsibilities.
Base salaries for fiscal year 2024
In January 2024, our Remuneration Committee reviewed the base salaries of our NEOs, taking into consideration a competitive market analysis prepared by Pearl Meyer, the recommendations of our CEO (except with regard to his own base salary), and the other factors described above.
A summary of the 2024 base salaries for our NEOs compared to their 2023 base salaries is set forth in the table below.
Name	2024 Annual Base Salary ($)	2023 Annual Base Salary ($)	% Increase
Adrian Rawcliffe	676,000	650,000	4%
William Bertrand	486,906	468,179	4%
Cintia Piccina(1)	460,000	445,000	3.37%

(1)
The 2024 annual base salary for Ms. Piccina is an annualized amount based on her base salary of $460,000 effective March 18, 2024 when she rejoined the Company in the role of Chief Commercial Officer. The 2023 annual base salary for Ms. Piccina is an annualized amount based on her base salary of $445,000. In connection with the Company’s restructuring in 2023, Ms. Piccina separated from the Company as our Chief Commercial Officer effective March 5, 2023. From March 5, 2023 through June 9, 2023, Ms. Piccina provided consulting services to the Company, for which she did not receive any payment, pursuant to a separation and consulting agreement dated March 3, 2023.

Annual Cash Bonus Plan
Our NEOs are eligible to earn annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executive officers to achieve annual corporate goals and to reward them for individual performance towards these goals. The annual performance-based bonus each NEO is eligible to receive is generally based on the extent to which we achieve the corporate objectives that the Board establishes each year following a recommendation from our Remuneration Committee.
Our Remuneration Committee determines annual bonuses for our NEOs, and the Board determines the annual bonus for our CEO. At the end of the year, the Board and our Remuneration Committee review our performance and approve the extent to which we achieved each of these corporate goals. Generally, the Board and Remuneration Committee will assess each NEO’s individual contributions towards reaching our annual corporate goals but does not typically establish specific individual goals for our NEOs. Our Remuneration Committee and our Board may award above-target bonuses, in amounts up to 150% of the target annual cash bonus opportunities, for extraordinary performance in any given year.
The target annual cash bonus opportunities of our NEOs for 2024 are summarized in the table below. All target annual cash bonus opportunities were set as a percentage of base salaries.
Name	2024 Target Annual Cash Bonus Opportunity %	2024 Target Annual Cash Bonus Opportunity ($)
Adrian Rawcliffe	60%	405,600
William Bertrand	45%	219,108
Cintia Piccina(1)	45%	163,463

(1)
The 2024 Target Annual Cash Bonus Opportunity percent for Ms. Piccina represented 45% of Ms. Piccina’s pro-rated 2024 base salary received of $363,251 (based on 9.5 months of her base salary of $460,000 for the period from her appointment as Chief Commercial Officer on March 18, 2024 through December 31, 2024).

Our primary goal in 2024 was to progress the development of the Group including:
•
Building a commercial franchise in synovial sarcoma and MRCLS.

•
In August 2024, the U.S. Food and Drug Administration (“FDA”) approved our first biologics license application (“BLA”) for TECELRA® (afamitresgene autoleucel) (“TECELRA”), which is the first engineered T-cell therapy for the treatment of a solid tumor cancer approved in the U.S. We are now focused on its launch and commercialization.

•
Progressing the SURPASS-3 Phase 2 trial through to completion.

•
Depending on the data, we planned to progress ADP-A2M4CD8 through the Phase 2 trial in ovarian cancer and towards BLA filing. In November 2024, as part of our refocused priorities and restructuring, we announced that enrolment would cease in this trial.

•
Progressing the ADP-A2M4CD8 T-cell therapy into earlier lines of therapy.

•
We were planning to amend our SURPASS protocol to look at threatment in earlier lines of therapy. In May 2024 we entered into a clinical collaboration agreement with Galapagos. Under the collaboration agreement we will conduct a clinical proof-of-concept trial to evaluate the safety and efficacy of uza-cel produced on Galapagos’ decentralized manufacturing platform (ADP-5701) in patients with head and neck cancer.

•
Progressing PRAME (ADP-600) and CD-70 (ADP-520) directed T-cell therapies into the clinic.

•
We continued to develop TCR T-cells directed to PRAME, with the initial candidate currently in preclinical testing and next-generation candidates being developed over the longer term. ADP-520 is also in preclinical testing. We have paused spending on the PRAME and CD70 programs.

•
Continuing to develop “off-the-shelf” cell immunotherapies and progress allogeneic cell therapies to the clinic.

•
We continued to develop our allogeneic platform. As a result of the announcement of the restructuring in November 2024, we are seeking a partner for our allogeneic program.

•
Continuing to improve our manufacturing and patient supply processes to optimize how we deliver our cell therapies to patients.

•
Our cell therapy manufacturing capabilities (both internally and through third party relationships) enable us to continually enhance our manufacturing capabilities which we believe will ultimately enable us to treat patients quicker, at a lower cost and more effectively.

In November 2024, we announced that we were ceasing further investment in all non-core programs. We are undertaking a reduction in headcount of approximately 29% and a reduction of total operating expenses of approximately 25% (as compared to 2024 operating expenses). As of the end of February 2025, the majority of the headcount reduction had been completed. The restructuring aims to prioritise the commercial sarcoma franchise and R&D programs with the highest potential return on invested capital and transformational benefit to patients. As part of this restructuring the Company plans to focus an increasing proportion of its corporate functions in the US. We are also seeking strategic alternatives for our off-the shelf allogeneic cell therapy program. As part of this restructuring, we announced in December 2024 that Helen Tayton-Martin, our Co-founder and Chief Business and Strategy Officer, and Gavin Wood, our Chief Financial Officer, would step down on March 31, 2025 and May 31, 2025 respectively. On April 14, 2025, we agreed with Gavin Wood to vary his termination date so that he will step down on August 31, 2025.

In addition to the restructuring announced in 2024, in March 2025 we announced implementation of additional cost reduction for the PRAME and CD70 programs. We are currently evaluating all strategic options for the Company and its programs.
2024 annual bonus payments
In December 2024, our Remuneration Committee and our Board reviewed our achievements against our 2024 corporate goals and determined that we had achieved a significant proportion of our corporate goals. As such, our corporate multiplier was deemed achieved at 80% of target. Our operational performance that determined the 80% corporate multiplier is described below:
Building a commercial franchise in synovial sarcoma and MRCLS
•
In August 2024, our first T-cell therapy product, TECELRA, was approved in the US for the treatment of advanced MAGE-A4+ synovial sarcoma in adults with certain HLA types who have received prior chemotherapy. We will continue to increase the number of ATCs as quickly as possible during 2025 to maximise patient treatment with TECELRA within the US. We are intending to submit a rolling BLA for our second product, lete-cel starting in the US in 2025 and targeting U.S. commercial launch in 2026. We are also actively exploring the best way to expand the commercial franchise into other countries and/or into other HLA types.

Progressing ADP-5701 (uza-cel manufactured on Galapagos manufacturing platform) towards the clinic.
•
In May 2024, we entered into a clinical collaboration agreement with Galapagos NV (“Galapagos”). Under the collaboration agreement we will conduct a clinical proof-of-concept trial to evaluate the safety and efficacy of our uza-cel engineered T-cell receptor produced on Galapagos’ decentralized manufacturing platform (ADP-5701) in patients with head and neck cancer. Uza-cel has shown encouraging results in head and neck cancer with partial responses in four out of five patients to date in a Phase 1 trial using Adaptimmune’s manufacturing platform.

Progressing PRAME (ADP-600) and CD-70 (ADP-520) directed T-cell therapies into the clinic.
•
The PRAME directed T-cell therapies progressed through pre-clinical testing. We have continued pre-clinical development of a T-cell therapy directed to CD70. We have paused spending on the PRAME and CD70 programs.

Continuing to improve our manufacturing and patient supply processes to optimize how we deliver our cell therapies to patients.
•
Our cell therapy product manufacturing capabilities enable us to treat patients effectively and in support of our other priorities. We have continued to improve our manufacturing and patient supply processes and options using a mix of internal capabilities and external suppliers.

Continuing to develop “off-the-shelf” cell immunotherapies and progress allogeneic cell therapies to the clinic
•
We continued to develop allogeneic or “off-the-shelf” cell therapies utilising a proprietary allogeneic platform and through a strategic collaboration with our former partner, Genentech. The collaboration with Genentech was terminated during 2024. As a result of the restructuring announced in November 2024 we have ceased further development of allogeneic cell therapies and are seeking a partner for the allogeneic program.

When determining the actual annual bonus payments, our Remuneration Committee considered the calculated payments at 80% of target in the context of market benchmarking information and the interests of our shareholders and employees and determined that a significant proportion of our corporate objectives for 2024 had been achieved during a challenging year that had also included the approval of our first T-cell T therapy product, TECELRA, in the US for the treatment of advanced MAGE-A4+ synovial sarcoma in adults with certain HLA types who have received prior chemotherapy. Therefore, the awards made to our CEO and our other NEOs recognized that a significant proportion of our corporate objectives for 2024 were achieved.

Our Remuneration Committee determined an overall corporate performance level of 80% of target for purposes of the 2024 Bonus Plan for our NEOs other than our CEO, and recommended an overall corporate performance level of 80% in respect of our CEO, which was approved by the Board. This resulted in awards at 80% of their target annual cash bonus opportunities for 2024 for our NEOs.
The actual 2024 bonus payments are summarized in the table below:
Name	2024 Target Annual Cash Bonus Opportunity ($)	2024 Actual Cash Bonus Payment ($)
Adrian Rawcliffe	405,600	324,480
William Bertrand	219,108	175,286
Cintia Piccina(1)	163,463	131,100

(1)
The 2024 Actual Cash Bonus Payment amount for Ms. Piccina was a pro-rated amount based on 45% of Ms. Piccina’s pro-rated 2024 base salary received of $363,251, which represented 9.5 months of her base salary of $460,000 for the period from her appointment as Chief Commercial Officer on March 18, 2024 through December 31, 2024.

Long-Term Incentive Compensation
Overview
We provide long-term incentive compensation to our executive officers through the grant of equity awards. We believe that equity awards create incentives for our executive officers to assist with the achievement of near and long term corporate objectives to create long-term shareholder value and align their interests with those of our shareholders by creating a return tied to the performance of our stock price. We also believe equity awards create an ownership culture. In addition, the vesting requirements of our equity awards contribute to executive retention by providing an incentive to our executive officers to remain employed by us during the vesting period.
Equity Award Grant Policy.   We have an equity award grant policy that formalizes our process for granting equity-based awards to officers and employees. Under our equity award grant policy, all grants to our CEO must be approved by our Board, all grants to our other executive officers must be approved by our Remuneration Committee and all grants to other employees must be granted within guidelines approved by our Remuneration Committee.
Generally, equity awards are granted at the time an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of our Remuneration Committee or, if awards are being granted to our Chief Executive Officer, in the discretion of the Board, but are generally made once a year unless such executive officer is promoted, or for recognition of outstanding performance. None of our executive officers is currently party to an employment agreement that provides for an automatic grant of stock options or other equity awards.
We trade American Depositary Shares (ADSs) on the Nasdaq Capital Market, or Nasdaq, and one ADS represents six ordinary shares. Our stock options cover our ordinary shares. The exercise price of our stock options, other than our RSU-style options, is equal to the fair market value of our ordinary shares, which is based on the closing market price on Nasdaq of an ADS divided by six.
Historically, we have granted equity awards to our employees, including our NEOs, in the form of options to purchase our ordinary shares. In December 2017, our Remuneration Committee determined that an increasing number of companies in our compensation peer group grant full value awards, such as restricted stock unit awards, and approved the addition of RSU-style options (which are substantively similar to restricted stock units) to our compensation program to attract and retain highly qualified executives and employees. In this regard, while both stock options and RSU-style options enable our executive officers to benefit, like shareholders, from any increases in the value of our stock, our stock options deliver future value only if the value of our stock increases above the exercise price. In contrast, RSU-style options are set with an exercise price fixed at the nominal value of an ordinary share so, during periods of stock market volatility, RSU-style options may help retain employees. In addition, full value awards, such as RSU-style options, are less dilutive to existing shareholders since fewer shares are needed to achieve an equivalent value relative to stock options.
Our stock options generally vest as to 25% upon the first anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such award is fully vested on the four year anniversary of the grant date, subject to the holder’s continued service with us. Our RSU-style options generally vest in four annual installments from the grant date, subject to the holder’s continued service with us. From time to time, our Board of Directors or Remuneration Committee may also construct alternate vesting schedules as it determines in its sole discretion. The terms of the equity awards are governed by our option plans, as described under the heading “Equity Compensation Plan Information” below.
In determining the appropriate mix of stock options and RSU-style options, our Remuneration Committee and the Board (in the case of grants to the CEO) consider the current stock and other equity holdings of each executive officer and competitive market data of the types of equity compensation provided to executive officers by the companies in our compensation peer group, with a goal of reaching a mix that would provide the appropriate incentives while staying competitive in our market. In 2024, regular LTI awards for each of our NEOs were more heavily weighted towards stock options (75%) than RSU-style options (25%).
As with their other elements of compensation, our Remuneration Committee determines the amount of long-term incentive compensation for our NEOs (except for our CEO), and recommends to the Board the amount of long-term incentive compensation for our CEO, as part of its annual compensation review. Our Remuneration Committee does so after taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our CEO (except with respect to his own long-term incentive compensation), the outstanding equity holdings of each executive officer, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the proportions of the companies in our compensation peer group, the potential voting power dilution to our shareholders (our “overhang”) in relation to the practices of the companies in our compensation peer group, and the other factors described above.
2024 Equity Awards
In January 2024, after considering the factors described above, our Remuneration Committee granted stock options and RSU-style options to our NEOs (other than Ms. Piccina) and our Remuneration Committee recommended, and the Board granted, stock options and RSU-style options to our CEO, in the following amounts:
Named Executive Officer	Options for ordinary shares (#)	RSU-Style Options for ordinary shares (#)	Equity Awards (Aggregate Grant Date Fair Value) ($)
Adrian Rawcliffe	7,633,296	1,696,272	1,065,820
William Bertrand	2,544,432	565,416	355,272
Cintia Piccina(1)	5,088,864	1,130,832	1,235,787

(1)
On March 18, 2024, our Remuneration Committee granted stock options and RSU-style options to Ms. Piccina, on her appointment to the role of Chief Commercial Officer as shown in the table above. In addition, effective from March 18, 2024 and subject to the rules of the relevant equity plan and any applicable legal or regulatory requirements, the exercise period for 1,125,648 vested market value options held by Ms. Piccina was extended to expire on January 30, 2032 (the “Revised Exercise Period”). In the event that Ms. Piccina’s employment is terminated by the Company for Cause or by Ms. Piccina if she resigns other than for Good Reason during the Revised Exercise Period, the Board may decide to shorten the Revised Exercise Period.

Retirement, Health, Welfare and Additional Benefits
Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We also sponsor a 401(k) defined contribution plan in which our NEOs based in the United States may participate, subject to limits imposed by the Internal Revenue Code, to the same extent as all of our other full-time employees. During 2024, we made discretionary employer matching contributions equal to 50% of the first 4% of the elective contributions made by participants in the 401(k) plan. These matching contributions are subject to a vesting schedule. In addition, we made a 3% discretionary Safe Harbor match which is fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. We do not typically provide any perquisites or special personal benefits to our NEOs, but have from time to time reimbursed amounts associated with relocation and other expenses for our NEOs.
Retirement Plans
401(k) Plan
We maintain a tax-qualified retirement plan for our U.S.-based employees that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. We make discretionary employer matching contributions equal to 50% of the first 4% of the elective contributions made by participants in the 401(k) plan. These company matching contributions are subject to a vesting schedule. In addition, we make a 3% discretionary Safe Harbor matching contribution, which is fully vested as of the date of the contribution. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
U.K. Defined Contribution Plan
In the U.K., we maintain a defined contribution plan that provides all U.K. employees, including our NEOs based in the U.K., with an opportunity to contribute a portion of their monthly salary into the plan. If an employee elects to participate in the plan, there is a minimum employee contribution of 4% of monthly salary and the maximum contribution is subject to limits imposed by HM Revenue and Customs (“HMRC”) and pension legislation. The employee contribution to this plan is matched by an employer contribution of up to a maximum of 6% of monthly salary. The method by which our U.K. employees participate is through a so-called “salary sacrifice” pursuant to which employees agree to a reduction in monthly salary in an amount equal to the defined contribution plan election. Salary sacrifice arrangements enable employees and the Company to make tax and national insurance savings because the employee’s contribution is taken out of his or her gross pay. The amount of the reduction is contributed into the plan in addition to the employer contribution. U.K. employees who have used up their HMRC allowance for contributions may opt to receive a cash payment from the Company equating to the employer contribution of 6% of monthly salary in lieu of the employer contribution into their plan. The cash payment is made through payroll with applicable tax deducted.
Perquisites and Other Personal Benefits Considerations
Consistent with other high growth, development-stage biotechnology companies, we do not currently view perquisites or other personal benefits as a significant component of our executive compensation program. During 2024, none of our NEOs received perquisites or other personal benefits.
Generally, we may provide perquisites or other personal benefits to our employees, including our NEOs, in limited circumstances where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our employees more efficient and effective, and for recruitment and retention purposes. We may provide, and have previously provided, our NEOs and other employees with relocation benefits in order to attract critical talent. Any future perquisites or other personal benefits provided to our NEOs would require approval by the Remuneration Committee and by the Board (in the case of the CEO).
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code limits the compensation deduction for a publicly-traded company for U.S. federal income tax purposes to not more than $1 million of remuneration paid to certain executive officers (“covered employees”) in the company’s taxable year (generally, its fiscal year). With respect to taxable years prior to January 1, 2018, remuneration in excess of $1 million was exempt from this deduction limit if it qualified as “performance-based compensation” within the meaning of Section 162(m).
Effective for taxable years beginning after December 31, 2017, the scope of Section 162(m) was expanded such that all named executive officers (i.e., the corporation’s principal executive officer, its principal financial officer, and the three highest compensated officers whose compensation is required to be reported under the U.S. securities laws) are “covered employees.” Additionally, anyone who was a covered employee in any year after 2016 will remain a covered employee for as long as he or she (or his or her beneficiaries) receive compensation from the Company. Also, the legislation eliminates the exception to the deduction limit for commission-based compensation and performance-based compensation except with respect to certain grandfathered arrangements in effect as of November 2, 2017 that are not subsequently materially modified. Accordingly, compensation paid to our NEOs in excess of $1 million that, but for the limits under Section 162(m), is otherwise deductible on a U.S. federal income tax return will not be deductible unless it qualifies for the transition relief applicable to certain arrangements in place as of November 2, 2017, as described above.
To maintain flexibility in compensating our NEOs in a manner designed to promote our corporate goals, our Remuneration Committee has not adopted a policy that all compensation payable to our NEOs that is subject to Section 162(m) must be deductible. Our Remuneration Committee intends to continue to consider the impact of Section 162(m) rules in determining compensation but will not necessarily limit compensation to amounts deductible under Section 162(m); it intends to continue to provide future compensation in a manner consistent with the best interests of the Company and its shareholders. It should also be noted that in the case of some of our NEOs, some or all of their compensation is not deducted on a United States federal income tax return because they perform some or all of their services outside the United States, and accordingly, the deductibility of their compensation is subject to, and deductible under the tax laws of other countries and is not limited by Section 162(m).
Accounting for share-based compensation
We follow the Financial Accounting Standard Board’s ASC Topic 718, or ASC Topic 718, for our share-based compensation awards. FASB ASC Topic 718 requires us to estimate and record a compensation expense for all share-based payment awards made to our employees and Board members over the vesting period of the award and based on the grant date “fair value” of the award. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
Clawback
Effective October 2, 2023, our Board adopted a Policy for Recovery of Erroneously Awarded Compensation (“clawback policy”), which is designed to comply with Section 10D-1 of the Exchange Act and the applicable Nasdaq listing standards. The clawback policy requires the Company to recoup any erroneously awarded incentive-based compensation received by certain executives, including each NEO, in the event that the Company is required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement under the federal securities laws. The clawback policy generally applies to all incentive-based compensation (cash, equity, or equity-based compensation) received by a covered executive during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement after the policy’s effective date. The clawback policy was filed as an exhibit to our Form 10-K for the year ended December 31, 2023.

Employment Arrangements
We have employment agreements with our Chief Executive Officer, Chief Operating Officer and Chief Commerical Officer. These agreements set forth the individual’s base salary, bonus compensation, principles for equity compensation and other employee benefits as described above, as well as providing the NEO with the opportunity to receive certain post-employment payments and benefits in the case of certain involuntary terminations of employment or resignations for good reason. The agreements also prohibit our NEOs from engaging directly or indirectly in competition with us, recruiting or soliciting our employees, diverting our customers to a competitor, or disclosing our confidential information or business practices. The Company’s executive severance policy is applicable in relation to our NEOs and provides for post-employment compensation arrangements in certain circumstances.
Post-Employment Compensation
Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave the Company under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.
Our Remuneration Committee and the Board do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. It does believe, however, that these arrangements are necessary to offer compensation packages that are competitive.
For more information on the service and employment agreements with our NEOs and post-employment compensation arrangements, see the discussion under the headings “Employment, Change of Control and Severance Arrangements with Named Executive Officers” later in this proxy statement.
Other Compensation Policies and Practices
Policy on Stock Ownership
We do not have a policy requiring our NEOs and our non-employee directors to hold a certain number or value of our shares. However, we encourage our CEO and other NEOs to have a shareholding in the Company and all of our NEOs and our non-employee directors hold shares and/or stock options in the Company. Our Remuneration Committee and the Board are keeping under consideration the adoption of a formal stock ownership policy.
The following table sets forth information with respect to the beneficial ownership of our ordinary shares, as of December 31, 2024, by our NEOs, and the value of that beneficial ownership as a multiple of the 2024 base salaries of our NEOs.
	Ordinary Shares Beneficially Owned as of December 31, 2024
Named Executive Officer	Number(1)	Value(2)
Adrian Rawcliffe	1,594,836	0.21 x base salary
William Bertrand	984,948	0.18 x base salary
Cintia Piccina	555,912	0.11 x base salary

(1)
The number of ordinary shares is comprised of ordinary shares as to which each NEO has sole voting power and ordinary shares subject to options that are exercisable as of December 31, 2024.

(2)
The value is computed based on the closing price of the ADSs on December 31, 2024 of $0.5387 divided by six to generate $0.09 per ordinary share, which is multiplied by the number of ordinary shares held by each NEO. Vested stock options where the exercise price equates to an amount greater than $0.09 per ordinary share have been excluded. This value is compared to the 2024 base salary earned for each of the NEOs in the table above. For Cintia Piccina the value is compared to her annualized base salary for 2024 of $460,000 effective March 18, 2024 when she rejoined the Company in the role of Chief Commercial Officer.
Policy against Insider Trading, Hedging and Pledging of our Stock
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, employees and consultants. Our insider trading policy prohibits our directors, officers, employees and consultants from engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. Our insider trading policy also prohibits our directors, officers, employees, and consultants from pledging our securities as collateral for loans or holding our securities in margin accounts.
Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not have any formal policy that requires us to grant, or avoid granting, awards of stock options at certain times. Neither our Board nor our Remuneration Committee takes material non-public information into account when determining the timing of stock option awards, nor do we time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. We generally issue equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.
During the last fiscal year, there were no equity awards to any named executive officers within four business days preceding and one day after the filing of any report of Forms 10-K, 10-Q, or 8-K that discloses material nonpublic information.
2024 Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for the fiscal years ended December 31, 2024 and December 31, 2023.
The Company has never made, and does not currently make, restricted stock awards or restricted stock unit awards.
Name and Principal Position	Year	Salary ($)	Option awards ($)(2)	Non-equity incentive plan compensation ($)(3)	Bonus ($)	All other compensation ($)	Total ($)
Adrian Rawcliffe(1) Chief Executive Officer	2024	676,000	1,065,820	324,480		42,775	2,109,075
	2023	650,000	1,716,163	370,500		37,378	2,774,041
William Bertrand Chief Operating Officer	2024	486,906	355,272	175,286		40,905	1,058,369
	2023	468,179	507,762	200,147		39,012	1,215,100
Cintia Piccina Chief Commercial Officer	2024	363,251(4)	1,235,787	131,100(5)		16,158	1,746,296
	2023	74,167(6)	501,049	—(7)	50,000(8)	367,126	992,342

(1)
Mr. Rawcliffe also serves as a director but receives no additional compensation for his service as a director.

(2)
See Note 2 (r) and Note 12 “Share based compensation” to our audited consolidated financial statements, in our Annual Report on Form 10-K for the year ended December 31, 2024 for an explanation of the assumptions used in the calculation of these amounts.

(3)
Amount represents sums paid under our annual cash bonus program.

(4)
The 2024 annual base salary for Ms. Piccina is a pro-rated amount based on her annulized base salary of $460,000 effective March 18, 2024 when she rejoined the Company in the role of Chief Commercial Officer.

(5)
The 2024 non-equity incentive plan compensation for Ms. Piccina was a pro-rated amount based on

45% of her pro-rated 2024 base salary received of $363,251, which represented 9.5 months of her annualized base salary of $460,000 for the period from her appointment as Chief Commercial Officer on March 18, 2024 through December 31, 2024.
(6)
The 2023 base salary for Ms. Piccina is a pro-rated amount for the period from January 1, 2023 through March 5, 2023 based on her 2023 annualized base salary of $445,000. In connection with the Company’s restructuring in 2023, Ms. Piccina separated from the Company as our Chief Commercial Officer effective March 5, 2023. From March 5, 2023 through June 9, 2023, Ms. Piccina provided consulting services to the Company, for which she did not receive any payment, pursuant to a separation and consulting agreement dated March 3, 2023.

(7)
Ms. Piccina did not receive any bonus in respect of the period from January 1, 2023 through March 5, 2023 when she separated from the Company in connection with the Company’s restructuring in 2023.

(8)
Ms. Piccina received a one-time signing-on payment of $150,000 when she joined the Company as Chief Commercial Officer in January 2022, of which $100,000 was paid in February 2022 and $50,000 was paid in February 2023.

The table below provides additional details about the amounts listed under All Other Compensation for 2024:
Named Executive Officer	401(k) Matching Contributions ($)	Medical, Dental and Life, Insurance ($)	Tax Planning Reimbursement ($)	Total All Other Compensation ($)
Adrian Rawcliffe	15,250	19,618	7,907	42,775
William Bertrand	15,862	25,043	—	40,905
Cintia Piccina	14,406	1,752	—	16,158
The table below provides additional details about the amounts listed under All Other Compensation for 2023:
Named Executive Officer	401(k) Matching Contributions ($)	Medical, Dental and Life, Insurance ($)	Tax Planning Reimbursement ($)	Severance Payment ($)	Total All Other Compensation ($)
Adrian Rawcliffe	15,250	18,579	3,549	—	37,378
William Bertrand	15,250	23,762	—	—	39,012
Cintia Piccina	6,892(1)	6,205(1)	—	354,029(2)	367,126

(1)
In connection with the Company’s restructuring in 2023, Ms. Piccina separated from the Company as our Chief Commercial Officer effective March 5, 2023. The amounts for 401(k) Matching Contributions and Medical, Dental and Life Insurance were pro-rated based on her service from January 1, 2023 through March 5, 2023.

(2)
Ms. Piccina received a severance payment of $354,029 in connection with her severance from the Company effective March 5, 2023 and pursuant to our Executive Severance Policy and her employment agreement. The $354,029 severance amount was comprised of: a severance payment equal to nine months base pay, in the amount of $333,750; a payment equal to the value of nine months of healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) totaling $5,730.84 and $14,548 in respect of accrued but unused vacation. All payments were subject to applicable deductions and withholdings.

Narrative Disclosure to Summary Compensation Table
The amounts reported in the Summary Compensation Table, including base salary, annual cash bonuses and long-term, equity-based compensation awards, are discussed more fully under “Executive Compensation”. Our NEOs also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis and have from time to time received relocation or other expense reimbursements from us.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table sets forth information regarding equity awards held by our NEOs as of December 31, 2024. All options are options to purchase ordinary shares. The Company has never made, and does not currently make, restricted stock awards or restricted stock unit awards.
Name	First date some or all options are exercisable(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($/Sh)(3)	Option Expiration Date
Adrian Rawcliffe	03/16/2016(4)	3,000,000	0	0.63	03/16/2025
	01/18/2017(4)	939,948	0	1.12	01/18/2026
	01/13/2018(4)	2,072,976	0	0.74	01/13/2027
	01/12/2019(4)	687,984	0	1.20	01/12/2028
	01/04/2020(4)	1,257,744	0	0.88	01/04/2029
	06/27/2020(4)	628,872	0	0.66	06/27/2029
	09/01/2020(4)	628,872	0	0.28	09/01/2029
	01/16/2021(4)	2,515,536	0	0.72	01/16/2030
	01/11/2022	0	182,040	0.0013	01/11/2031
	01/11/2022	3,192,475	67,925	0.95	01/11/2031
	01/12/2023	0	523,740	0.0013	01/12/2032
	01/12/2023	3,419,886	1,270,338	0.55	01/12/2032
	01/17/2024	2,247,366	2,442,858	0.33	01/17/2033
	01/17/2024	0	1,348,704	0.0013	01/17/2033
	01/15/2025	0	7,633,296	0.14	01/15/2034
	01/15/2025	0	1,696,272	0.0013	01/15/2034
William Bertrand	03/15/2018(4)	3,407,904	0	0.82	03/15/2027
	01/12/2019(4)	644,976	0	1.20	01/12/2028
	01/04/2020(4)	1,006,224	0	0.88	01/04/2029
	01/16/2021 (4)	1,257,744	0	0.72	01/16/2030
	01/11/2022	0	60,678	0.0013	01/11/2031
	01/11/2022	1,064,174	22,642	0.95	01/11/2031
	01/12/2023	0	157,128	0.0013	01/12/2032
	01/12/2023	1,025,898	381,174	0.55	01/12/2032
	01/17/2024	674,178	732,894	0.33	01/17/2033
	01/17/2024	0	235,692	0.0013	01/17/2033
	01/15/2025	0	2,544,432	0.14	01/15/2034
	01/15/2025	0	565,416	0.0013	01/15/2034
Cintia Piccina	01/31/2023(4)	1,125,648	0	0.41	01/31/2032
	06/18/2024	2,531,661	2,557,203	0.24	03/18/2034
	06/18/2024	0	753,888	0.0013	03/18/2034

(1)
Vesting of all options is subject to continued service through the applicable vesting date.

(2)
The securities underlying the options are ordinary shares.

(3)
For purposes of this table, the exercise price was converted from GBP based on an exchange rate of U.S.$1.25456 to GBP1.00 in effect as of December 31, 2024. The actual exercise price will be the relevant pounds sterling amount on the option grant date.

(4)
This option was fully vested as of December 31, 2024.

Employment, Change of Control and Severance Arrangements with Named Executive Officers
We have entered into employment agreements with our Chief Executive Officer, Adrian Rawcliffe; William Bertrand, our Chief Operating Officer and Cintia Piccina, our Chief Commercial Officer. These agreements set forth the individual’s base salary, bonus compensation, equity compensation and other employee benefits, which are described earlier in this proxy statement. In addition, these agreements provide for severance payments pursuant to our executive severance policy upon a termination of employment under certain circumstances as described below. Certain key terms of those agreements and our executive severance policy are described below.
Adrian Rawcliffe
We entered into an employment agreement with Mr. Rawcliffe on June 26, 2019 that sets forth the terms and conditions under which Mr. Rawcliffe serves as our Chief Executive Officer effective from September 1, 2019. The agreement has no specific term and established an at-will employment relationship. The agreement sets out the initial annual base salary for Mr. Rawcliffe, subject to periodic review by the Company, and the initial annual target bonus opportunity and annual bonus process. Mr. Rawcliffe is eligible to participate in the equity plans sponsored and/or maintained by the Company and its affiliates from time to time, in accordance with the terms of any such plans, at the sole and absolute discretion of the Company and the Board of Directors.
We may terminate Mr. Rawcliffe’s employment with or without cause and without advance notice, but Mr. Rawcliffe is required to provide at least 60 days’ advance written notice to the Company if he is terminating his employment. In the event of a termination of employment by the Company without cause or a resignation by Mr. Rawcliffe for good reason, upon a change of control, any portion of share option awards that were granted and unvested as of the date of termination will vest and immediately become exercisable on the date of termination. Mr. Rawcliffe will also be entitled to payments under the Company’s executive severance policy in the event of a termination by the Company without cause or a resignation by Mr. Rawcliffe for good reason without a change of control and upon a change of control. Mr. Rawcliffe is required to resign his position as a Director if the Board requires a resignation in conjunction with the end of the employment relationship. The agreement contains non-solicitation and non-competition provisions for a 12 month period as well as confidentiality provisions.
William Bertrand
We entered into an employment agreement with Mr. Bertrand on March 15, 2017 that sets forth the terms and conditions under which Mr. Bertrand serves as our Chief Operating Officer. The agreement has no specific term and establishes an at-will employment relationship. The agreement sets out the initial annual base salary, subject to periodic review by the Company, and initial annual target bonus opportunity and annual bonus process. Mr. Bertrand is eligible to participate in the equity plans sponsored and/or maintained by the Company and its affiliates from time to time, in accordance with the terms of any such plans, at the sole and absolute discretion of the Company and the Board of Directors.
We may terminate Mr. Bertrand’s employment with or without cause and without notice, but he is required to provide at least 60 days’ advance written notice to us if he is terminating his employment. In the event of a termination of employment by the Company without cause or a resignation by Mr. Bertrand for good reason, upon a change of control, any portion of share option awards that were granted and unvested as of the date of termination will vest and immediately become exercisable on the date of termination. Mr. Bertrand will also be entitled to payments under the Company’s executive severance policy in the event of a termination by the Company without cause or a resignation by Mr. Bertrand for good reason without a change of control and upon a change of control. The agreement contains non-solicitation and non-competition provisions for a 12 month period as well as confidentiality provisions.
Cintia Piccina
We entered into an employment agreement with Ms. Piccina on February 26, 2024 that sets forth the terms and conditions under which Ms. Piccina serves as our Chief Commercial Officer effective from March 18, 2024. The agreement has no specific term and establishes an at-will employment relationship.

The agreement sets out the initial annual base salary, subject to periodic review by the Company, and initial annual target bonus opportunity and annual bonus process.
In addition to the base salary, Ms. Piccina is eligible to receive reimbursement of the cost of business expenses for temporary accommodation in the Boston area for a period of six months at the rate of up to a maximum amount of $5,000 per month and a one-time payment of $70,000 for relocation expenses, less applicable deductions and withholding required by law.
Ms. Piccina is eligible to participate in the equity plans sponsored and/or maintained by the Company and its affiliates from time to time, in accordance with the terms of any such plans, at the sole and absolute discretion of the Company and the Board or the remuneration committee.
Effective from March 18, 2024, and subject to the rules of the relevant equity plan and any applicable legal or regulatory requirements, the exercise period for 1,125,648 vested market value options held by Ms. Piccina was extended to expire on January 30, 2032 (the “Revised Exercise Period”). In the event that Ms. Piccina’s employment is terminated by the Company for Cause or by Ms. Piccina if she resigns other than for Good Reason during the Revised Exercise Period, the Board may decide to shorten the Revised Exercise Period. Ms. Piccina will also be entitled to additional employee benefits.
We may terminate Ms. Piccina’s employment with or without cause and without notice, but she is required to provide at least 60 days’ advance written notice to us if she is terminating her employment. In the event of a termination of employment by the Company without cause or a resignation by Ms. Piccina for good reason, upon a change of control, any portion of share option awards that were granted and unvested as of the date of termination will vest and immediately become exercisable on the date of termination. Ms. Piccina will also be entitled to payments under the Company’s executive severance policy in the event of a termination by the Company without cause or a resignation by Ms. Piccina for good reason without a change of control and upon a change of control. The agreement contains non-solicitation and non-competition provisions for a 12 month period as well as confidentiality provisions.
Executive Severance Policy
On July 16, 2024, the Company adopted an amended and restated executive severance policy effective as of July 16, 2024 (the “Updated 2024 Executive Severance Policy”). The Updated 2024 Executive Severance Policy incorporates updates to the executive severance policy established by the Company on March 10, 2017 (the “2017 Executive Severance Policy”) and amended and restated on June 11, 2024. The Updated 2024 Executive Severance Policy is applicable in relation to all our executive officers, including our NEOs.
Under the terms of the Updated 2024 Executive Severance Policy, if the employment of any of our executive officers is terminated by the Company without cause, or if the executive officer resigns for good reason, then the executive officer will be entitled under the executive officer’s employment or service agreement, as applicable, and the Updated 2024 Executive Severance Policy to receive a severance payment equal to the executive officer’s annual base salary for 12 months and to payment of premiums for continuation of healthcare benefits for a period of 12 months following such termination (formerly, nine months under the 2017 Executive Severance Policy). Our executive officers resident in the U.K. may elect to waive continuation of payment of healthcare premiums and accept a payment in lieu of such premiums. In addition, at the sole discretion of the Company’s board of directors (or an authorized committee thereof), the executive officer may be paid a lump sum cash amount equal to his or her annual performance bonus for the year of termination, prorated based on the number of calendar days the executive officer was employed during the year of termination.
Furthermore, if the employment of any of our executive officers (other than our chief executive officer) is terminated without cause or if any of our executive officers (other than our chief executive officer) resigns for good reason within 12 months following a change in control, the executive officer will be entitled to receive a severance payment equal to the executive officer’s annual base salary for 12 months and to payment of premiums for continuation of healthcare benefits for a period of 12 months following such termination (no change compared to the 2017 Executive Severance Policy). Our executive officers resident in the U.K. may elect to waive continuation of payment of healthcare premiums and accept a payment in lieu of such premiums. In addition, the executive officer will be paid a lump sum cash amount equal to a

12 month bonus for the year of termination calculated based on the target bonus for the year of termination (formerly, the actual bonus under the 2017 Executive Severance Policy), and is entitled to accelerated vesting of any unvested and outstanding share options or other equity awards.
If the employment of our chief executive officer is terminated without cause or the chief executive officer resigns for good reason within 12 months following a change in control, the chief executive officer will be entitled to receive a severance payment equal to the chief executive officer’s annual base salary for 18 months and to payment of premiums for continuation of healthcare benefits for a period of 18 months following such termination (formerly, 12 months under the 2017 Executive Severance Policy). A chief executive officer resident in the U.K. may elect to waive continuation of payment of healthcare premiums and accept a payment in lieu of such premiums. In addition, the chief executive officer will be paid a lump sum cash amount equal to an 18 month bonus for the year of termination calculated based on the target bonus for the year of termination (formerly, the actual bonus under the 2017 Executive Severance Policy), and is entitled to accelerated vesting of any unvested and outstanding share options or other equity awards. In addition, the Company’s board of directors has discretion under our option plan rules to allow some or all of the options held by our executive officers, including the chief executive officer,to vest in the event of a change of control or otherwise.
In order to receive severance benefits under the executive officer’s employment or service agreement and the Updated 2024 Executive Severance Policy, the executive officer is required to execute a release of claims in favor of the Company and comply with certain other post-employment covenants set forth in the executive officer’s employment or service agreement, as applicable.
Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding the relationship between executive compensation actually paid (“CAP”) to our principal executive officer (“PEO”) and our non-PEO NEOs and certain Company performance for the fiscal years listed below. You should refer to our “Executive Compensation” section of this proxy statement for a complete description of how executive compensation relates to Company performance measures and how the Remuneration Committee makes its decisions related thereto.
Pay Versus Performance Table
The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022, along with the financial information required to be disclosed for each fiscal year. As a recently commercial biotechnology company, we do not yet tie executive compensation to the performance of any financial metrics, including Net Income. We do tie executive compensation to other meaningful objectives which are described in the “Executive Compensation — Annual Cash Bonus Plan” section of our proxy statement.
Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(3) ($)	Average Summary Compensation Table Total for non-PEO NEOs ($)	Average Compensation Actually Paid to non-PEO NEOs ($)	Year end value of $100 invested on December 31, 2021 in:	Net Income (Loss) (in millions) ($)
					ADAP Total Shareholder Return ($)
2024	2,109,075	1,379,014	1,402,333	1,013,603	14.37	(70.8)
2023	2,774,041	1,170,181	1,187,665	678,488	21.15	(113.9)
2022	3,408,527	14,569	1,666,827	570,515	38.93	(165.5)

(1)
Adrian Rawcliffe is the PEO for each covered fiscal year. The non-PEO NEOs reflect the following individuals in each year:

2024: William Bertrand, Cintia Piccina
2023: Gavin Wood, William Bertrand, Helen Tayton-Martin, Elliot Norry
2022: Gavin Wood, William Bertrand, Elliot Norry, Cintia Piccina
(2)
Summary Compensation Table (“SCT”) numbers include the values as reported in this proxy statement for fiscal year 2024, as reported in our proxy statement filed on April 11, 2024 for fiscal year 2023, and as reported in our proxy statement filed on April 13, 2023 for fiscal year 2022.

(3)
Deductions from, and additions to, total compensation in the SCT by year to calculate CAP are shown in the table below. The amounts reflected for fiscal years 2022 and 2023 have been revised from the amounts previously reported in last year’s proxy statement in order to incorporate administrative corrections in the calculation of fair value for certain stock option awards.

	2024		2023		2022
	PEO ($)	Average non-PEO NEO ($)	PEO ($)	Average non-PEO NEO ($)	PEO ($)	Average non-PEO NEO ($)
Total Compensation from SCT	2,109,075	1,402,333	2,774,041	1,187,665	3,408,527	1,666,827
Adjustments for Equity Awards:
Subtraction: Value of “Option Awards” reported in SCT	(1,065,820)	(795,530)	(1,716,163)	(505,845)	(2,714,882)	(1,109,700)
Addition: Year-end fair value of equity awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	621,928	210,768	656,961	193,324	1,012,980	457,195
Addition (Subtraction): Year-over- year change in fair value at covered fiscal year end of equity awards granted in prior fiscal years that were outstanding and unvested at the covered fiscal year end	(285,160)	(39,378)	(465,575)	(166,427)	(1,154,861)	(331,831)
Addition: Fair value at vest date for awards granted and vested during the covered fiscal year	0	236,534	0	0	0	25,837
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of equity awards granted in prior fiscal years that vested in the covered fiscal year	(1,009)	(1,124)	(79,084)	(30,228)	(537,195)	(137,812)
Compensation Actually Paid (as calculated)	1,379,014	1,013,603	1,170,181	678,488	14,569	570,515

The following tables illustrate the valuation assumptions as of the vesting date for awards that vested in each of 2024, 2023, and 2022. Weighted average fair values for RSU-style options are based on our ordinary share price.
Award Type Vesting	Weighted Average Fair Value
	2024	2023	2022
RSU-style options	$0.13	$0.29	$0.48
	For Stock Options Vesting in
	2024	2023	2022
Expected volatility	79% – 109%	77% – 116%	104% – 117%
Expected dividend yield	0%	0%	0%
Expected life, in years	3.0 – 5.0	3.0 – 4.5	3.0 – 4.5
Risk-free interest rate	3.4% – 4.8%	3.5% – 4.9%	1.0% – 4.6%
The following summarizes the valuation assumptions used for stock option awards included as part of CAP:
a.
Expected life of each stock option is based on the “simplified method” using an average of the remaining vesting period and the remaining term, as of the vesting date or fiscal year end date.

b.
Strike price is based on each grant date closing price and asset price is based on each vesting date closing price or fiscal year end closing price.

c.
Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vesting date or fiscal year end date.

d.
Historical volatility is based on daily price history for each expected life (years) prior to each vesting date or fiscal year end date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

e.
Represents annual dividend yield on each vesting date or fiscal year end date.

Pay Versus Performance: Graphical Description
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•
the Company’s cumulative TSR and the Peer Group’s cumulative TSR; and

•
the Company’s Net Income (Loss).

CAP and Cumulative TSR / Cumulative TSR of the Peer Group

CAP and Company Net Income (Loss)
Equity Compensation Plan Information
The following table provides information on our equity compensation plans as of December 31, 2024.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options $	Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans	253,387,176	0.39	61,164,694
Total	253,387,176	0.39	61,164,694
For purposes of this table, the Weighted Average Exercise Price of Outstanding Options has been converted from £0.31 based on the pound sterling/U.S. dollar exchange rate in effect as of December 31, 2024 (£1/$1.25456).
During the period from January 1, 2015 through March 15, 2025, the Company granted options over ordinary shares in Adaptimmune Therapeutics plc under the following three option plans: (i) the Adaptimmune Therapeutics plc Employee Share Option Scheme (adopted January 14, 2016), (ii) the Adaptimmune Therapeutics plc 2015 Share Option Scheme (adopted March 16, 2015) and (iii) the Adaptimmune Therapeutics plc Company Share Option Plan (adopted March 16, 2015).The Company granted RSU-style options over ordinary shares in Adaptimmune Therapeutics plc under the Adaptimmune Therapeutics plc Employee Share Option Scheme (adopted January 14, 2016). The maximum aggregate number of options which could be granted under those plans and any incentive plans adopted by the Company could not exceed a scheme limit that equated to 8% of the initial fully diluted share capital of the Company immediately following the IPO plus an automatic annual increase of an amount equivalent to 4% of the issued share capital on each June 30 (or such lower number as the Board, or an appropriate committee of the Board, may determine). The automatic increase was effective from July 1, 2016.
Those three option plans expired on March 15, 2025. Consequently, the Company has not granted any further options under those plans. As of April 11, 2025, there were 277,315,195 options outstanding under the Company’s prior equity compensation plans. The Company does not intend to grant any further options under those plans.
Under Proposals 9 and 10, we are seeking approval of up to a maximum number of 180,000,000 ordinary shares for issuance under the proposed new option plans for employees and non-employees, comprised of up to a maximum number of 163,000,000 ordinary shares in our 2025 Employee Plan and up to a maximum number of 17,000,000 ordinary shares in our 2025 Non-Employee plan. These ordinary shares are not reflected in the above table.

AUDIT COMMITTEE REPORT
The Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee charter that has been adopted by the Board. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and the SEC, and the Board has determined that each of Mr. Lawrence M. Alleva and Dr. Garry Menzel is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.
The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.
The Audit Committee also reviewed with KPMG LLP (“KPMG”), our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee by Public Company Accounting Oversight Board (“PCAOB”) AU380, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communication with Audit Committees.
The Audit Committee has received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding communications with the audit committee concerning independence. The Audit Committee has discussed with KPMG its independence from management and the Company.
In addition to the matters specified above, the Audit Committee discussed with KPMG the overall scope, plans and estimated costs of their audit. The Committee met with KPMG periodically, with and without management present, to discuss the results of KPMG’s examinations, the overall quality of the Company’s financial reporting and KPMG’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.
In reliance on the reviews and discussions referred to above, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
The Audit Committee of the Board of Directors
Lawrence M. Alleva, Chairman
John Furey
Garry Menzel

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DELIVERY OF PROXY MATERIALS
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement and the Annual Report, by delivering a single set of proxy materials to an address shared by two or more Company shareholders or ADS holders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders or ADS holders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder or ADS holders and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder or ADS holders at a shared address to which a single copy of the proxy materials was delivered. If you are an ordinary shareholder of record and prefer to receive separate copies of proxy materials either now or in the future, please contact Margaret Henry, Company Secretary, Adaptimmune Therapeutics plc, 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX, United Kingdom or by telephone at +(44) 1235 430036 or email: margaret.henry@adaptimmune.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY OR TO SUBMIT YOUR PROXY ONLINE.
EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ADS PROXY CARD TO CITIBANK, N.A., THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION
U.K. Statutory Annual Accounts and Reports of the Board of Directors and Auditors of Adaptimmune Therapeutics plc for the year ended December 31, 2024
Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the Meeting our U.K. statutory annual accounts and reports for the year ended December 31, 2024. Accordingly, our Board of Directors will lay before the Company at the Meeting the Company’s U.K. statutory annual accounts and reports for the year ended December 31, 2024, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration, is included as Annex A to this proxy statement. A complete copy of our U.K. statutory annual accounts and reports, including the statutory Board of Directors report, strategic report, and auditor’s report on our U.K. accounts will be sent or supplied separately to you no less than 21 days prior to the Meeting. Full accounts and reports will be available on the Adaptimmune website: www.adaptimmune.com
Shareholders’ Rights to Call a General Meeting
Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.
Shareholder Proposals for 2026 Annual General Meeting
In order to be considered for inclusion in our proxy statement for our 2026 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX no later than 120 days before the anniversary of the date on which we sent our proxy materials for the Meeting, or December 26, 2025. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the Meeting, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.
Shareholder proposals submitted for consideration at our 2026 annual general meeting of shareholders, but not submitted for inclusion in our proxy statement for our 2026 annual general meeting of shareholders, must be received by the Company at the Office of the Company Secretary, 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX no later than 45 days before the anniversary of the date of the Meeting, or April 15, 2026. However, if the date of the 2026 annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the Meeting, the notice must be received by our Company Secretary at least 45 days prior to the date we intend to distribute our proxy materials with respect to the 2026 annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for the 2026 annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.
Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire OX14 4RX at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Questions?
If you have any questions or need more information about the Meeting please write to us at:
Margaret Henry
Company Secretary
Adaptimmune Therapeutics plc
60 Jubilee Avenue
Milton Park, Abingdon
Oxfordshire OX14 4RX
United Kingdom

ANNEX A TO PROXY STATEMENT
Directors’ Remuneration Report
Remuneration Committee Chairman’s Statement
On behalf of the Board of Directors of Adaptimmune Therapeutics plc, I am pleased to present the Directors’ Remuneration Report for the year ended 31 December 2024. Shareholders will be invited to approve the Report on Remuneration (which will be a non-binding advisory vote) at the Annual General Meeting of shareholders to be held on 29 May 2025.
Period Covered by the Directors’ Remuneration Report
The Directors’ Remuneration Report that follows is for the full year period from 1 January 2024 to 31 December 2024 except where otherwise stated.
The Remuneration Committee
The Committee is responsible for reviewing and establishing our executive remuneration policy and philosophy, including making recommendations regarding the remuneration of our Chief Executive Officer (“CEO”) to the Board for its approval, and determining and approving the remuneration of other senior executive officers. While the Board sets the remuneration of our CEO, who is our sole Executive Director, the Committee makes recommendations on such matters to the Board.
Philosophy
We seek to attract and retain outstanding employees who have the potential to support the growth of the Group and to attract and retain Directors who can substantially contribute to our success as an innovative, commercial-stage biopharmaceutical company. As the Group has operations in the United Kingdom and the United States, our senior executives and our Directors live and work in the UK and the US, and we are listed on a US stock exchange, we assess the competitiveness of our policies against both UK and US benchmarks and practices, with an increasing focus on US benchmarks and practices.
Business Strategy during 2024
Our primary goal in 2024 was to progress the development of the Group including:
•
Building a commercial franchise in synovial sarcoma and MRCLS.

•
In August 2024, the U.S. Food and Drug Administration (“FDA”) approved our first biologics license application (“BLA”) for TECELRA® (afamitresgene autoleucel) (“TECELRA”), which is the first engineered T-cell therapy for the treatment of a solid tumor cancer approved in the U.S. We are now focused on its launch and commercialisation.

•
Progressing the SURPASS-3 Phase 2 trial through to completion.

•
Depending on the data, we planned to progress ADP-A2M4CD8 through the Phase 2 trial in ovarian cancer and towards BLA filing. In November 2024, as part of our refocused priorities and restructuring, we announced that enrolment would cease in this trial.

•
Progressing the ADP-A2M4CD8 T-cell therapy into earlier lines of therapy.

•
We were planning to amend our SURPASS protocol to look at treatment in earlier lines of therapy. In May 2024 we entered into a clinical collaboration agreement with Galapagos. Under the collaboration agreement we will conduct a clinical proof-of-concept trial to evaluate the safety and efficacy of uza-cel produced on Galapagos’ decentralised manufacturing platform (ADP-5701) in patients with head and neck cancer.

•
Progressing PRAME (ADP-600) and CD-70 (ADP-520) directed T-cell therapies into the clinic.

•
We continued to develop TCR T-cells directed to PRAME, with the initial candidate currently in preclinical testing and next-generation candidates being developed over the longer term. ADP-520 is also in preclinical testing. We have paused spending on the PRAME and CD70 programs.

•
Continuing to develop “off-the-shelf” cell immunotherapies and progress allogeneic cell therapies to the clinic.

•
We continued to develop our allogeneic platform. As a result of the announcement of the restructuring in November 2024, we are seeking a partner for our allogeneic program.

•
Continuing to improve our manufacturing and patient supply processes to optimise how we deliver our cell therapies to patients.

•
Our cell therapy manufacturing capabilities (both internally and through third party relationships) enable us to continually enhance our manufacturing capabilities which we believe will ultimately enable us to treat patients quicker, at a lower cost and more effectively.

In November 2024, we announced that we were ceasing further investment in all non-core programs. We are undertaking a reduction in headcount of approximately 29% and a reduction of total operating expenses of approximately 25% (as compared to 2024 operating expenses). As of the end of February 2025, the majority of the headcount reduction had been completed. The restructuring aims to prioritise the commercial sarcoma franchise and R&D programs with the highest potential return on invested capital and transformational benefit to patients. As part of this restructuring the Company plans to focus an increasing proportion of its corporate functions in the US. We are also seeking strategic alternatives for our off-the shelf allogeneic cell therapy program. As part of this restructuring, we announced in December 2024 that Helen Tayton-Martin, our Co-founder and Chief Business and Strategy Officer, and Gavin Wood, our Chief Financial Officer, would step down on 31 March 2025 and 31 May 2025 respectively.
In addition to the restructuring announced in 2024, in March 2025 we announced implementation of additional cost reduction for the PRAME and CD70 programs. We are currently evaluating all strategic options for the Company and its programs.
2024 Business Highlights
Notwithstanding the restructuring, 2024 was a year of strong operational performance for Adaptimmune. Key business highlights during 2024 included:
Building a commercial franchise in synovial sarcoma and MRCLS
•
In August 2024, our first T-cell therapy product, TECELRA, was approved in the US for the treatment of advanced MAGE-A4+ synovial sarcoma in adults with certain HLA types who have received prior chemotherapy. We will continue to increase the number of ATCs as quickly as possible during 2025 to maximise patient treatment with TECELRA within the US. We are intending to submit a rolling BLA for our second product, lete-cel starting in the US in 2025 and targeting U.S. commercial launch in 2026. We are also actively exploring the best way to expand the commercial franchise into other countries and/or into other HLA types.

Progressing ADP-5701 (uza-cel manufactured on Galapagos manufacturing platform) towards the clinic.
•
In May 2024, we entered into a clinical collaboration agreement with Galapagos NV (“Galapagos”). Under the collaboration agreement we will conduct a clinical proof-of-concept trial to evaluate the safety and efficacy of our uza-cel engineered T-cell receptor produced on Galapagos’ decentralised manufacturing platform (ADP-5701) in patients with head and neck cancer. Uza-cel has shown encouraging results in head and neck cancer with partial responses in four out of five patients to date in a Phase 1 trial using Adaptimmune’s manufacturing platform.

Progressing PRAME (ADP-600) and CD-70 (ADP-520) directed T-cell therapies into the clinic.
•
The PRAME directed T-cell therapies progressed through pre-clinical testing. We have continued pre-clinical development of a T-cell therapy directed to CD70. We have paused spending on the PRAME and CD70 programs.

Continuing to improve our manufacturing and patient supply processes to optimise how we deliver our cell therapies to patients.
•
Our cell therapy product manufacturing capabilities enable us to treat patients effectively and in support of our other priorities. We have continued to improve our manufacturing and patient supply processes and options using a mix of internal capabilities and external suppliers.

Continuing to develop “off-the-shelf” cell immunotherapies and progress allogeneic cell therapies to the clinic
•
We continued to develop allogeneic or “off-the-shelf” cell therapies utilising a proprietary allogeneic platform and through a strategic collaboration with our former partner, Genentech. The collaboration with Genentech was terminated during 2024. As a result of the restructuring announced in November 2024 we have ceased further development of allogeneic cell therapies and are seeking a partner for the allogeneic program.

Activities and major decisions
During the year the Committee commissioned a benchmarking review of executive compensation, which was undertaken to ensure that remuneration for the CEO and senior executive team remains competitive for the purposes of retention and engagement. The Committee engaged Pearl Meyer to benchmark executive compensation against a selected peer group consisting largely of comparable U.S.-listed biopharmaceutical companies, with some U.K.-listed biopharmaceutical companies, and to provide recommendations for base salaries, equity based awards and the structure of annual bonus awards for 2025.
In December 2024 the Committee considered the extent of achievement of 2024 calendar year objectives by the executive team and determined the level of bonus incentive awards payable in respect of the 2024 calendar year. The awards made to our CEO and senior executive officers recognised that a significant proportion of our corporate objectives for 2024 were achieved, with our CEO receiving a bonus award at the 60% target amount and with the application of a corporate multiplier of 80%. The same corporate multiplier of 80% was applied to bonus awards made to all other eligible employees in recognition of strong operational performance across the entire organisation.
Under the approved Directors’ Remuneration Policy, the Board has discretion to pay Non-Executive Directors in the form of a mixture of cash and equity. The remuneration arrangements for Non-Executive Directors during 2024 comprised an award of a fixed number of share options, plus an additional number of share options or cash payment at the Non-Executive Director’s election. The option awards and cash payments were made at competitive levels aligned with peer group data from comparable companies provided in a benchmarking analysis undertaken by Pearl Meyer in 2024.
Looking ahead
For the coming year, the Committee intends to continue to operate the Directors’ Remuneration Policy approved by shareholders. The Committee carefully considered the benchmarking results and individual performance over the year as well as the cost-saving measures announced by the Group. In respect of the CEO, the Committee awarded a 3% base salary increase from $676,000 to $696,280 effective from 1 January 2025.
In January 2025 the Committee approved the objectives to be achieved by the executive team during 2025. The precise objectives are considered to be commercially sensitive and will not be disclosed in detail. They are, however, designed to support the achievement of our strategic objective to be a world leader in designing, developing and delivering cell therapies that transform the lives of people with cancer.
The 2025 objectives are linked to our business goals, which include the continuation of some 2024 goals:
•
Building a commercial franchise in synovial sarcoma and MRCLS.

•
We will continue to increase the number of ATCs as quickly as possible during 2025 to maximise patient treatment with TECELRA within the US. We are intending to submit a rolling BLA for our second product, lete-cel, starting in the US in 2025 and targeting US commercial launch in 2026. We are also actively exploring the best way to expand the commercial franchise into other countries and/or into other HLA types.
•
Progressing ADP-5701 (uza-cel manufactured on Galapagos manufacturing platform) into the clinic.

•
We are collaborating with Galapagos to file a clinical trial authorisation to bring ADP-5701 into the clinic during 2025.

•
Continuing to improve our manufacturing and patient supply processes to optimise how we deliver our cell therapies to patients.

Generally, the remuneration arrangements adopted in 2025 recognise the greater demands placed on our CEO and senior executive team to deliver on our strategy and create value for our shareholders.
We are committed to a transparent and positive relationship with all of our shareholders and I look forward to your support on our remuneration report at the forthcoming AGM.
/s/ David M. Mott
David M Mott
Director and Chairman of the Remuneration Committee
11 April 2025

PART I — REPORT ON REMUNERATION
The information provided in this part of the Directors’ Remuneration Report is subject to audit.
The Remuneration Committee presents the Report on Remuneration for the year ended 31 December 2024, which will be put to shareholders for a non-binding vote at the Annual General Meeting to be held on 29 May 2025.
Single Total Figure of Remuneration for each Director
The first table below presents the remuneration received by the Directors for the year ended 31 December 2024. For reference only, the second table also shows the remuneration received by the Directors who served for the year ended 31 December 2023. This information was included in the Company’s annual report and financial statements for the year ended 31 December 2023 and approved by shareholders at the Annual General Meeting held on 14 May 2024.
During the year ended 31 December 2024, the Committee did not exercise any discretion over remuneration that was due to changes in the Company’s share price.
	For the year ended 31 December 2024:
	Fixed Pay(1)				Variable Pay(1)
Name of Director	Salary and fees $	Benefits $	Pension allowance $	Total fixed $	Annual bonus $	Equity- Based Awards(6) $	Total variable $	Overall Total $	Fixed pay %	Variable pay %
Executive
Adrian Rawcliffe (CEO)	676,000	27,525(3)	15,250(4)	718,775	324,480(5)	235,273	559,753	1,278,528	56.22%	43.78%
Non-executives
David Mott (Chairman)	—	—	—	—	—	—	—	—	0%	0%
Andrew Allen	55,000	—	—	55,000	—	—	—	55,000	100%	0%
Lawrence Alleva	—	—	—	—	—	—	—	—	0%	0%
Ali Behbahani	—	—	—	—	—	—	—	—	0%	0%
John Furey	57,500	—	—	57,500	—	—	—	57,500	100%	0%
Priti Hegde	26,250	—	—	26,250	—	—	—	26,250	100%	0%
Kristen Hege	47,500	—	—	47,500	—	—	—	47,500	100%	0%
Garry Menzel	—	—	—	—	—	—	—	—	0%	0%
	For the year ended 31 December 2023:
	Fixed Pay(1)				Variable Pay(1)
Name of Director	Salary and fees $	Benefits $	Pension allowance $	Total fixed $	Annual bonus $	Equity- Based Awards(6) $	Total variable $	Overall Total $	Fixed pay %	Variable pay %
Executive
Adrian Rawcliffe (CEO)	650,000(2)	22,128(3)	15,250(4)	687,378	370,500(5)	555,306	925,806	1,613,184	42.61%	57.39%
Non-executives
David Mott (Chairman)	—	—	—	—	—	—	—	—	0%	0%
Andrew Allen	23,750(2)	—	—	23,750	—	—	—	23,750	100%	0%
Lawrence Alleva	—	—	—	—	—	—	—	—	0%	0%
Ali Behbahani	—	—	—	—	—	—	—	—	0%	0%
Barbara Duncan	20,833(2)	—	—	20,833	—	—	—	20,833	100%	0%
John Furey	57,500	—	—	57,500	—	—	—	57,500	100%	0%
Priti Hegde	22,500(2)	—	—	22,500	—	—	—	22,500	100%	0%
Kristen Hege	6,667(2)	—	—	6,667	—	—	—	6,667	100%	0%
Garry Menzel	—	—	—	—	—	—	—	—	0%	0%
James Noble	—	—	—	—	—	—	—	—	0%	0%
Elliott Sigal	—	—	—	—	—	—	—	—	0%	0%
Tal Zaks	11,875(2)	—	—	11,875	—	—	—	11,875	100%	0%

Notes to table of Single Total Figure of Remuneration for each Director
(1)
For the year ended 31 December 2024 and for the year ended 31 December 2023, all of the remuneration was set and paid in U.S dollars ($).

(2)
The base salary levels of our CEO and all other employees of the Group are reviewed and, to the extent deemed necessary, adjusted to be effective from 1 January in each year. For the year ended 31 December 2023, the fee amount for each of Dr Allen and Dr Hegde is a pro-rata amount based on six months of his and her fees, respectively, effective for the period from 1 June (their appointment dates) to 31 December 2023. The fee amount for Ms Duncan is a pro-rata amount based on five months of her fees effective for the period from 1 January to 1 June 2023 (her resignation date). The fee amount for Dr Hege is a pro-rata amount based on two months of her fees effective for the period from 1 November (her appointment date) to 31 December 2023. The fee amount for Dr Zaks is a pro-rata amount based on three months of his fees effective for the period from 1 January to 31 March 2023 (his resignation date).

(3)
Benefits comprise medical insurance, life assurance and income protection. Generally, Mr Rawcliffe participates in the same benefits as we offer to all our employees in the USA where Mr Rawcliffe resides, and, in addition, is entitled to the reimbursement of accountancy fees for preparation of his tax returns.

(4)
The pension allowance for Mr. Rawcliffe for the year ended 31 December 2024 and the year ended 31 December 2023 is his 401(k) plan payment.

(5)
The annual bonus amount for each of the year ended 31 December 2024 and the year ended 31 December 2023 represents the total bonus payment that related to performance in each of 2024 and 2023. For the year ended 31 December 2024, the bonus amount for Mr Rawcliffe represents 60% of his salary of $676,000. A company performance multiplier of 80% was applied to the amount. For the year ended 31 December 2023, the bonus amount for Mr Rawcliffe represents 60% of his salary of $650,000. A company performance multiplier of 95% was applied to the amount.

(6)
There were no performance obligations linked to the equity-based awards and there is no impact of share price appreciation on value that is required to be reported in the above table. In each of the year ended 31 December 2024 and the year ended 31 December 2023, the value of equity-based awards included in the table is based on the market value of the underlying shares at the date of grant less the applicable exercise price. For market value options, this results in a nil value because the exercise price was based on the market value of the underlying shares at the date of grant. The values shown for equity-based awards for Mr Rawcliffe in the year ended 31 December 2024 and in the year ended 31 December 2023 are the values of the RSU-style options granted to him in each of those years in relation to his service as CEO and a director.

Base salary / fees
In January 2024, the Committee considered compensation for our CEO in the context of market benchmarking information. The Committee approved the CEO’s base salary increase of 4% effective from 1 January 2024. The CEO’s base salary was increased from $650,000 to $676,000 effective from 1 January 2024.
Annual Bonus
The annual bonus for the year ended 31 December 2024 shown in the table above for Mr Rawcliffe, our CEO, was based on the achievement of objectives for 2024 related to our business objectives for 2024, which included:
•
building a commercial franchise in synovial sarcoma and MRCLS;

•
progressing the SURPASS-3 Phase 2 trial;

•
progressing the ADP-A2M4CD8 T-cell therapy into earlier lines of therapy;

•
progressing PRAME (ADP-600) and CD-70 (ADP-520) directed T-cell therapies into the clinic;

•
continuing to develop “off-the-shelf” cell immunotherapies and progress allogeneic cell therapies to the clinic; and

•
continuing to improve our manufacturing and patient supply processes to optimise how we deliver our cell therapies to patients.

The Board has considered whether it would be in the best interests of the Company and its shareholders to disclose the precise targets agreed for the performance measures in 2024. An additional consideration is that most of our competitors are based in the U.S. where market practice is not to disclose precise annual bonus targets for biotechnology companies at the pre-commercialisation stage and for most of 2024 the Company was in a pre-commercialisation stage. As the specific objectives for a single year are based on the Group’s long-term strategies, the Board has concluded that disclosing such targets would necessarily involve divulging competitively sensitive information that we believe would be detrimental to our commercial performance going forward. Therefore, we have provided the categories of objectives, rather than the precise targets.
The awards made to our CEO and senior executive officers recognised that a significant proportion of our corporate objectives for 2024 were achieved, with our CEO receiving a bonus award at the 60% target amount and with the application of a corporate multiplier of 80%. The total annual bonus outturn for our CEO was therefore £324,480 which was paid fully in cash.
Long term incentive awards
During January 2024, regular annual awards of share options were made to our CEO. These awards were within market competitive levels provided by Pearl Meyer, following their benchmarking assessment of equity awards made to executive teams in a peer group of comparable U.S. and U.K. listed biopharmaceutical companies, with a priority focus on U.S. companies. All of these options vest over a period of four years from the grant date, with the first 25% vesting after 12 months. This is in line with the last approved Directors’ Remuneration policy. Further information about these awards is provided in the “Directors’ Equity-based Awards Held at 31 December 2024” table. Separate annual awards of share options were made to the senior executive officers.
These awards were disclosed on Form 4s submitted to the Securities and Exchange Commission on 17 January 2024.
Statement of Directors’ Shareholdings and Share Interests
The table below shows, for each Director, the total number of shares owned, the total number of share options held, the number of share options vested as at 31 December 2024 and the share options exercised during the year ended 31 December 2024. The table only reflects shares held individually by each Director, or a family investment vehicle or trust, and does not include shares held by any investment fund with which the Director is affiliated.
Name of Director	Shares owned	Total share options	Vested share options(1)	Options exercised during year ended 31 December 2024
Executive Director
Adrian Rawcliffe (CEO)	1,594,836(2)	35,756,832	20,591,659	1,033,926
Non-Executive Directors
David Mott (Chairman)	—	6,048,304	4,465,090	—
Andrew Allen	—	1,707,296	984,382	—
Lawrence Alleva	143,364(3)	5,197,182	3,983,256	—
Ali Behbahani	—	4,464,894	3,279,258	—
John Furey	—	2,760,748	2,100,748	—
Priti Hegde	—	2,133,272	927,970	—
Kristen Hege	—	1,741,906	281,250	—
Garry Menzel	4,117,680(4)	12,215,197	11,093,593	—

(1)
All share options that were outstanding as at 31 December 2024 use time-based vesting and are not subject to performance targets other than continued service until the date of vesting.

(2)
Consists of 1,594,836 Ordinary shares represented by 265,806 ADSs obtained from the exercise of RSU-style options in 2019, 2020, 2021, 2022, 2023 and 2024 covering Ordinary shares granted on 12 January 2018, 4 January 2019, 27 June 2019, 1 September 2019, 16 January 2020, 11 January 2021, 12 January 2022 and 17 January 2023 that had vested in 2019, 2020, 2021, 2022, 2023 and 2024. 25% of the RSU-style options vest on each anniversary of the grant date over a period of four years. Once vested, the RSU-style options must be exercised within a restricted period or they are forfeited. The exercise of these Ordinary shares was effected on a Sell to Cover basis implemented automatically in accordance with the relevant share option plan, under which sufficient ADSs were sold by the Company to satisfy Mr Rawcliffe’s tax withholding obligations and associated sale costs. The residual 265,806 ADSs are held by Mr Rawcliffe.

(3)
Consists of 70,584 Ordinary shares represented by 11,764 ADSs that Mr Alleva purchased during the IPO, 47,280 Ordinary shares represented by 7,880 ADSs purchased by the Lawrence M. Alleva Revocable Trust in December 2018, 12,900 Ordinary shares represented by 2,150 ADSs purchased by the Lawrence M. Alleva Revocable Trust in June 2020 and 12,600 Ordinary shares represented by 2,100 ADSs purchased by the Lawrence M. Alleva Revocable Trust in June 2021.

(4)
Consists of 3,667,344 Ordinary shares represented by 611,224 ADSs that Dr Menzel obtained as a result of the exchange of common stock formerly held by him and his associated trusts in TCR2 Therapeutics Inc for ADSs on completion of the merger in June 2023. Includes 1,259,586 Ordinary shares represented by 209,931 ADSs held by Dr Menzel, 1,203,876 Ordinary shares represented by 200,646 ADSs held by the Garry E Menzel Revocable Trust of 2022 and 1,203,882 Ordinary shares represented by 200,647 ADSs held by the Mary E Henshall Revocable Trust of 2022. Also consists of 450,336 Ordinary shares represented by 75,056 ADSs obtained from the exercise of RSU-style options in 2023 covering Ordinary shares granted as replacement options in exchange for restricted stock units formerly held by Dr Menzel in TCR2 Therapeutics Inc. The exercise of Dr Menzel’s replacement RSU-style options was effected on a Sell to Cover basis implemented in accordance with the relevant share option plan under which sufficient ADSs were sold by the Company to satisfy Dr Menzel’s tax withholding obligations and associated sale costs. The residual 75,056 ADSs are held by Dr Menzel.

Policy on Shareholding Requirements
We do not currently have a policy requiring our Directors to hold a certain number or value of our shares. However, we encourage our Executive Director and senior executive officers to have a shareholding in the Company.

Directors’ Equity-based Awards Held at 31 December 2024
The table below presents the interests of the Directors in options to acquire our Ordinary shares with a nominal value of £0.001 per share as at 31 December 2024. 17,640,540 options were granted to the Directors during the year ended 31 December 2024. One of our Directors exercised options during the year ended 31 December 2024 (further details are set out in the “Statement of Directors’ Shareholdings and Share Interests” earlier in this report).
Name of Director	Options Held	Grant date	Start date for vesting	Exercise price	First date of exercise of some or all options(1)	Date of expiry
Executive Director
Adrian Rawcliffe (CEO)	3,000,000	16/03/15	16/03/15	£0.50	16/03/16	16/03/25
	939,948	18/01/16	18/01/16	£0.89	18/01/17	18/01/26
	2,072,976	13/01/17	13/01/17	£0.59	13/01/18	13/01/27
	687,984	12/01/18	12/01/18	£0.96	12/01/19	12/01/28
	1,257,744	04/01/19	04/01/19	£0.70	04/01/20	04/01/29
	628,872	27/06/19	27/06/19	£0.53	27/06/20	27/06/29
	628,872	01/09/19	01/09/19	£0.22	01/09/20	01/09/29
	2,515,536	16/01/20	16/01/20	£0.57	16/01/21	16/01/30
	182,040	11/01/21	11/01/2021	£0.001	11/01/22	11/01/31
	3,260,400	11/01/21	11/01/2021	£0.76	11/01/22	11/01/31
	523,740	12/01/22	12/01/2022	£0.001	12/01/23	12/01/32
	4,690,224	12/01/22	12/01/2022	£0.44	12/01/23	12/01/32
	1,348,704	17/01/23	17/01/23	£0.001	17/01/24	17/01/33
	4,690,224	17/01/23	17/01/23	£0.26	17/01/24	17/01/33
	1,696,272	15/01/24	15/01/24	£0.001	15/01/25	15/01/34
	7,633,296	15/01/24	15/01/24	£0.11	15/01/25	15/01/34
Total	35,756,832
Non-Executive Directors
David Mott (Chairman)	163,229	11/05/15	11/05/15	£1.82	11/05/15	11/05/25
	191,410	11/08/16	11/08/16	£0.97	11/08/17	11/08/26
	302,561	03/07/17	03/07/17	£0.58	03/07/18	03/07/27
	187,330	22/06/18	22/06/18	£1.65	22/06/19	22/06/28
	350,947	02/07/19	02/07/19	£0.48	02/07/20	02/07/29
	226,753	01/07/20	01/07/20	£1.35	01/07/21	01/07/30
	579,494	01/07/21	01/07/21	£0.51	01/07/22	01/07/31
	1,000,439	01/07/22	01/07/22	£0.23	01/07/23	01/07/32
	1,462,927	03/07/23	03/07/23	£0.12	03/07/24	03/07/33
	1,583,214	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	6,048,304

Name of Director	Options Held	Grant date	Start date for vesting	Exercise price	First date of exercise of some or all options(1)	Date of expiry
Andrew Allen(2)	500,000	03/07/23	03/07/23	£0.12	03/07/24	03/07/33
	73,212	05/07/23	05/07/23	£0.70	05/07/23	12/12/28
	56,868	05/07/23	05/07/23	£1.40	05/07/23	10/04/29
	45,348	05/07/23	05/07/23	£1.40	05/07/23	18/12/29
	109,746	05/07/23	05/07/23	£2.76	05/07/23	09/12/30
	109,746	05/07/23	05/07/23	£0.46	05/07/23	08/12/31
	152,376	05/07/23	05/07/23	£0.09	15/12/23	14/12/32
	660,000	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	1,707,296
Lawrence Alleva(3)	519,481	16/03/15	16/03/15	£0.50	16/03/16	16/03/25
	30,745	11/05/15	11/05/15	£1.82	11/05/15	11/05/25
	196,678	11/08/16	11/08/16	£0.97	11/08/17	11/08/26
	243,724	03/07/17	03/07/17	£0.58	03/07/18	03/07/27
	124,000	22/06/18	22/06/18	£1.65	22/06/19	22/06/28
	271,209	02/07/19	02/07/19	£0.48	02/07/20	02/07/29
	197,678	01/07/20	01/07/20	£1.35	01/07/21	01/07/30
	505,918	01/07/21	01/07/21	£0.51	01/07/22	01/07/31
	816,067	01/07/22	01/07/22	£0.23	01/07/23	01/07/32
	1,077,756	03/07/23	03/07/23	£0.12	03/07/24	03/07/33
	1,213,926	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	5,197,182
Ali Behbahani	155,682	11/05/15	11/05/15	£1.82	11/05/15	11/05/25
	184,562	11/08/16	11/08/16	£0.97	11/08/17	11/08/26
	220,788	03/07/17	03/07/17	£0.58	03/07/18	03/07/27
	154,809	22/06/18	22/06/18	£1.65	22/06/19	22/06/28
	234,407	02/07/19	02/07/19	£0.48	02/07/20	02/07/29
	184,258	01/07/20	01/07/20	£1.35	01/07/21	01/07/30
	474,385	01/07/21	01/07/21	£0.51	01/07/22	01/07/31
	737,050	01/07/22	01/07/22	£0.23	01/07/23	01/07/32
	933,317	03/07/23	03/07/23	£0.12	03/07/24	03/07/33
	40,950	15/01/24	15/01/24	£0.11	15/01/25	15/01/34
	1,144,686	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	4,464,894

Name of Director	Options Held	Grant date	Start date for vesting	Exercise price	First date of exercise of some or all options(1)	Date of expiry
John Furey(3)	284,233	05/07/18	05/07/18	£1.49	05/07/19	05/07/28
	240,541	02/07/19	02/07/19	£0.48	02/07/20	02/07/29
	196,186	01/07/20	01/07/20	£1.35	01/07/21	01/07/30
	379,788	01/07/21	01/07/21	£0.51	01/07/22	01/07/31
	500,000	01/07/22	01/07/22	£0.23	01/07/23	01/07/32
	500,000	03/07/23	03/07/23	£0.12	03/07/24	03/07/33
	660,000	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	2,760,748
Priti Hegde(2)	500,000	03/07/23	03/07/23	£0.12	03/07/24	03/07/33
	226,464	05/07/23	05/07/23	£1.39	05/07/23	24/08/31
	109,746	05/07/23	05/07/23	£0.46	05/07/23	08/12/31
	152,376	05/07/23	05/07/23	£0.09	15/12/23	14/12/32
	1,144,686	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	2,133,272
Kristen Hege(3)	1,000,000	01/11/23	01/11/23	£0.07	01/11/24	01/11/33
	81,906	15/01/24	15/01/24	£0.11	15/01/25	15/01/34
	660,000	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	1,741,906
Garry Menzel(2)	981,463	03/07/23	03/07/23	£0.12	03/07/24	03/07/33
	1,251,966	05/07/23	05/07/23	£0.07	05/07/23	07/12/27
	359,700	05/07/23	05/07/23	£0.51	05/07/23	25/07/28
	3,568,026	05/07/23	05/07/23	£0.51	05/07/23	26/07/28
	57,846	05/07/23	05/07/23	£0.46	05/07/23	08/12/31
	2,715,816	05/07/23	05/07/23	£0.46	05/07/23	08/12/31
	2,158,776	05/07/23	05/07/23	£0.09	05/07/23	14/12/32
	1,121,604	01/07/24	01/07/24	£0.13	01/07/25	01/07/34
Total	12,215,197

Notes to table of Directors’ Equity-based Awards Held at 31 December 2024
(1)
All share options awarded to Directors that were outstanding as at 31 December 2024 use time-based vesting and are not subject to performance targets other than continued service until the date of vesting.

(2)
All options granted to Dr Andrew Allen, Dr Priti Hegde and Dr Garry Menzel on 5 July 2023 were granted as replacement options in exchange for options and restricted share units formerly held over common stock of TCR2 Therapeutics Inc which were cancelled. These options vested and became exercisable on the grant date with the exception of 152,376 options granted to Dr Allen and 152,376 options granted to Dr Hegde, which vested and became exercisable on 15 December 2023.

(3)
519,481 options granted to Lawrence Alleva and 284,233 options granted to John Furey were awarded on his appointment as a new Director, and vested and became exercisable as follows: 25% on the first anniversary of the grant date and 75% in monthly instalments over the following two years. 1,000,000 options granted to Dr Kristen Hege were awarded on her appointment as a new Director, and will vest and become exercisable as follows: 25% on the first anniversary of the grant date and 75% in monthly instalments over the following two years. All options granted to Non-Executive Directors on 11 May 2015 vested and became exercisable on 11 May 2015. All options granted to Non-Executive Directors on 11 August 2016 vested and became exercisable on 11 August 2017. All options granted to Non-Executive Directors on 3 July 2017 vested and became exercisable on 3 July 2018. All options granted to Non-Executive Directors on 22 June 2018 vested and became exercisable on 22 June 2019. All options granted to Non-Executive Directors on 2 July 2019 vested and became exercisable on 2 July 2020. All options granted to Non-Executive Directors on 1 July 2020 vested and became exercisable on 1 July 2021. All options granted to Non-Executive Directors on 1 July 2021 vested and became exercisable on 1 July 2022. All options granted to Non-Executive Directors on 1 July 2022 vested and became exercisable on 1 July 2023. 40,950 options granted to Ali Behbahani and 81,906 options granted to Kristen Hege on 15 January 2024 vested and became exercisable on 15 January 2025. All options granted to Non-Executive Directors on 1 July 2024 will vest and become exercisable on 1 July 2025.
The closing market price of our ADSs on 31 December 2024 was $0.5387. One ADS represents six Ordinary shares.
Payments Made to Past Directors
During the year ended 31 December 2024, we made no payments to former Directors of the Company.
Payments for Loss of Office
During the year ended 31 December 2024, we made no payments with respect to a Director’s loss of office.
The information provided in this part of the Directors’ Remuneration Report is not subject to audit.
Illustration of Total Shareholder Return
The following graph compares the cumulative total shareholder return on our ADSs, each representing six Ordinary shares, with that of the Nasdaq Biotech Index and the Nasdaq Composite Index for the period that our shares were publicly traded, which commenced on 6 May 2015. We selected the Nasdaq Biotech Index because our ADSs trade on The Nasdaq Global Select Market and we believe this indicates our relative performance against a group consisting of more similarly situated companies.

Chief Executive Officer Total Remuneration History
The table below sets out total remuneration details for the Chief Executive Officer for each of the years since the year ended 31 December 2015, the first year for which information is available. For the purpose of this table, payments made in pounds sterling to James Noble in relation to 2015 to 2018 have been translated into U.S dollars based on the U.S. dollar/pound sterling exchange rate at 31 December 2024 ($1.25456 to £1).
Period	Single total figure of remuneration $(1)	Annual bonus payout against maximum opportunity(2)	Long term incentive vesting rates against maximum opportunity(3)
Year ended 31 December 2024:	1,278,528	48%	100%
Year ended 31 December 2023:	1,613,184	57%	100%
Year ended 31 December 2022:	1,320,667	—%	100%
Year ended 31 December 2021:	1,756,695	57%	100%
Year ended 31 December 2020:	1,401,252	66%	100%
Year ended 31 December 2019:	512,423	35%	100%
Year ended 31 December 2018:	812,708	47%	100%
Year ended 31 December 2017:	779,907	45%	100%
Year ended 31 December 2016:	522,426	50%	100%
Year ended 31 December 2015:	657,836	100%	100%

(1)
The Single Total Figure of Remuneration for each year includes the annual bonus payment for performance in that year. For the year ended 31 December 2022, Adrian Rawcliffe did not receive a bonus payment. For the year ended 31 December 2019, the table sets out total remuneration details for Adrian Rawcliffe, for whom the Single total figure of remuneration includes pro-rated amounts for salary, benefits and pension on the basis of four months service as CEO during the year (from 1 September 2019 to 31 December 2019).

(2)
The bonus payout percentage amount for each year relates to the total annual bonus payment for performance in that year. In 2017 to 2024, the maximum opportunity was an annual bonus payment of up to 100% of salary. In 2016, the maximum opportunity was an annual bonus payment of up to 50% of salary. In 2015, the maximum opportunity was an annual bonus payment of up to £200,000 ($250,912) on achievement of the Company’s IPO and other milestones. Each maximum opportunity was in line with the relevant Directors’ Remuneration Policy relating to that year.

(3)
The amount shown represents the percentage of the options that actually vested during the period expressed as a percentage of the maximum number of options that could have vested during the period. There were no performance obligations linked to these equity-based awards, other than service obligations, and therefore, all options that could have vested during the period have vested.

Chief Executive Officer’s Remuneration Compared to Other Employees
The Chief Executive Officer’s average fixed salary of $676,000 for the year ended 31 December 2024 was 5.1 times the value of the average fixed salary of the Group’s employees for that period. His average fixed salary of $650,000 for the year ended 31 December 2023 was 5.7 times the value of the average fixed salary of the Group’s employees for that period.

The following table shows the percentage change in remuneration of the Chief Executive Officer in comparison to the percentage change in remuneration of an employee between the year ended 31 December 2024 and the year ended 31 December 2023.
Percentage change in remuneration in the year ended 31 December 2024 compared with remuneration in the year ended 31 December 2023
	CEO(1)	Average change per employee(2)
Base salary	4.0%	16.1%
Annual bonus	(12.4)%	1.3%
Taxable benefits	24.4%	2.8%(3)

(1)
The base salary change for the CEO is calculated in relation to the base salary for Adrian Rawcliffe for 2024 ($676,000) and compared to the base salary for Adrian Rawcliffe for 2023 ($650,000). The annual bonus amount for each of the year ended 31 December 2024 and the year ended 31 December 2023 represents the total bonus payment.

(2)
The average change per employee is calculated in relation to an average number of 476 FTE employees for the year ended 31 December 2024 compared to an average of 439 FTE employees for the year ended 31 December 2023.

(3)
Taxable benefits for the CEO and for employees comprise small amounts and, therefore, any change may generate a significant percentage decrease or increase. For the year ended 31 December 2024, the CEO’s benefits were based on the benefits for Adrian Rawcliffe ($27,525) and compared to the benefits for Adrian Rawcliffe for the year ended 31 December 2023 ($22,128). The percentage change is largely driven by the cost of health insurance in the USA where Mr Rawcliffe is resident.

Non-Executive Directors Remuneration Compared to Other Employees
Our remuneration arrangements for Non-Executive Directors comprise an award of a fixed number of share options, plus an additional number of share options or fee payment at the Director’s annual election, which is compliant with our last-approved Directors’ Remuneration policy.
As a result of their annual elections, David Mott, Lawrence Alleva, Ali Behbahani and Garry Menzel did not receive a fee payment during each of the year ended 31 December 2024 and the year ended 31 December 2023. Therefore, it is not possible to show a percentage change in the remuneration for these Non-Executive Directors compared to the percentage change in remuneration of an employee between the year ended 31 December 2024 and the year ended 31 December 2023.
The following table shows the percentage change in remuneration for each of Andrew Allen, John Furey, Priti Hegde and Kristen Hege in comparison to the percentage change in remuneration of an employee between the year ended 31 December 2024 and the year ended 31 December 2023.
Percentage change in remuneration in the year ended 31 December 2024 compared with remuneration in the year ended 31 December 2023
	Andrew Allen(1)	John Furey(2)	Priti Hegde(3)	Kristen Hege(4)	Average change per employee(5)
Fees and base salary	131.6%	0.0%	16.7%	612.5%	16.1%
Annual bonus	—%	—%	—%	—%	1.3%
Taxable benefits	—%	—%	—%	—%	2.8%

(1)
The fee change for Andrew Allen is calculated in relation to his fees for 2023 ($23,750), which was a pro-rated amount for 1 June 2023 (when he joined the Board) to 31 December 2023, and compared to his fees for 2024 ($55,000).

(2)
The fee change for John Furey is calculated in relation to his fees for 2024 ($57,500), and compared to his fees for 2023 ($57,500).

(3)
The fee change for Priti Hedge is calculated in relation to her fees for 2023 ($22,500), which was a pro-rated amount for 1 June 2023 (when she joined the Board) to 31 December 2023, and compared to her fees for 2024 ($26,250).

(4)
The fee change for Kristen Hege is calculated in relation to her fees for 2023 ($6,667), which was a pro-rated amount for 1 November 2023 (when she joined the Board) to 31 December 2023, and compared to her fees for 2024 ($47,500).

(5)
The average change per employee is calculated in relation to an average number of 476 FTE employees for the year ended 31 December 2024 compared to an average of 439 FTE employees for the year ended 31 December 2023.

Chief Executive Officer’s Pay Ratio
The table below sets out the CEO’s pay ratio at the 25th, median and 75th percentile employee within the organisation. The Group used Option A, as defined in The Large and Medium-sized Companies and Groups (Accounts and Reports) Regulations 2013, because this calculation methodology for the ratios is considered to be the most accurate method. The 25th, median and 75th percentile pay ratios were calculated using the full-time equivalent (“FTE”) remuneration for all UK employees as at year end. The CEO pay ratio legislation allows the exclusion of an element of pay and it was deemed appropriate to exclude the value of share options from the FTE remuneration calculations for UK employees because it proved to be overly onerous to generate the data. As the value of share options is included in the CEO’s total remuneration, each of the 2024, 2023, 2022 and 2021 pay ratios is higher than would be the case had the value of share options for the UK employees been included in the calculation.
All employees are eligible to participate in the discretionary bonus plan and share option schemes which aim to align employees to the performance of the Group. The Group provides a competitive remuneration package which is appropriate to promote the long term success of the Group and we apply this policy fairly and consistently in order to attract talent and motivate the workforce. During the year the Group reviewed the salaries of the wider workforce and made adjustments to base pay as appropriate based on individual performance and the external market. The Group considers the median pay ratio to be consistent with the Group’s wider policies on employee pay, reward and progression.
Financial Year	Method	25th percentile pay ratio	Median pay ratio	75th percentile pay ratio
2024	Option A	18:1	15:1	11:1
2023	Option A	26:1	21:1	16:1
2022	Option A	26:1	20:1	15:1
2021	Option A	31:1	24:1	17:1
Pay details for the individuals are set out below:
Financial Year	CEO	25th percentile	Median	75th percentile
2024 Salary ($)	676,000	60,438	73,820	100,365
2024 Total Remuneration ($)	1,278,528(1)	69,532	87,123	118,181

(1)
The value of share options ($235,273) was included in the CEO remuneration. Had the value of the share options been excluded, the Median pay ratio for 2024 would have been 12:1.

Relative Importance of Spend on Pay
The following table sets forth the total amounts spent by the Company and its direct and indirect subsidiaries on remuneration for the year ended 31 December 2024 and the year ended 31 December 2023. The comparator chosen to reflect the relative importance of the Group’s spend on pay is the Group’s research and development expenses, as shown in its consolidated income statement on page 73 of its Annual Report and Financial Statements for the year ended 31 December 2024, because research and development expenses constituted a material proportion of its expenditure in 2024.
Period:	Year ended 31 December 2024	Year ended 31 December 2023
Total spend on remuneration(1):	$100,800,000	$89,178,000
Research and development expenses:	$158,549,000	$144,272,000

(1)
The total spend on remuneration includes the value of equity-based awards as recognised in the financial statements in accordance with International Financial Reporting Standard 2 “Share-Based Payments”.

Executive Director Remuneration for the year ending 31 December 2025
Salary
In 2024, the Committee engaged Pearl Meyer as independent advisors to benchmark executive compensation in order to ensure that the Group remains competitive for the purposes of talent attraction and retention. Pearl Meyer benchmarked executive compensation against a selected peer group consisting largely of comparable U.S.-listed biopharmaceutical companies, with some U.K.-listed biopharmaceutical companies, and to provide recommendations for base salaries, equity based awards and the structure of bonus incentive awards for 2025.
In December 2024, the Committee considered compensation for our CEO in the context of the market benchmarking information. Our CEO and senior executive officers received increased base salaries at levels that remain compliant with the last approved Directors’ Remuneration Policy. For our CEO, this resulted in a base salary of $696,280 effective from 1 January 2025.
Annual bonus
For the year ending 31 December 2025, the CEO is eligible for a target bonus award of 60% of his base salary of $696,280 (that is, $417,768), subject to the achievement of objectives. These are linked to our business strategies, which include: building a commercial franchise in synovial sarcoma and MRCLS; progressing ADP-5701 (uza-cel manufactured on Galapagos manufacturing platform) into the clinic and continuing to improve our manufacturing and patient supply processes to optimise how we deliver our cell therapies to patients.
It is anticipated that the Board will meet in December 2025 to assess the performance of the CEO for the year ending 31 December 2025 against the objectives set out above.
Long-term incentives
During February 2025 annual awards of share options were made to our CEO. These awards were within market competitive levels provided by Pearl Meyer, following their benchmarking assessment of equity awards made to executive teams in a peer group of comparable U.S. and U.K. listed biopharmaceutical companies, with a priority focus on U.S. companies. These annual grants of options vest over a period of four years from the grant date, with the first 25% vesting after 12 months, which is in line with our Directors’ Remuneration policy. Annual awards of share options were also made to the senior executive officers. These awards were disclosed on Form 4s submitted to the Securities and Exchange Commission on 20 February 2025.
The Remuneration Committee
The Remuneration Committee is comprised of Mr Mott (Chairman), Dr Allen and Mr Furey. All members have continued to serve until the date of this Report on Remuneration. The charter of the Committee is set forth on our website at http://www.adaptimmune.com

Advice Provided to the Remuneration Committee
The Committee retained Pearl Meyer to provide independent advice and consultation with respect to remuneration arrangements for the CEO (being our sole Executive Director) and senior management. Pearl Meyer is a global remuneration consultant with a well-established reputation for the design and implementation of remuneration programmes, including the design and implementation of equity-based incentive programmes. The Committee also sourced certain market research data reports from Aon Consulting and Willis Towers Watson remuneration consultants. In the year ended 31 December 2024, the amounts paid to Pearl Meyer totalled $108,435, the amounts paid to Aon Consulting totalled $64,895 and the amounts paid to Willis Towers Watson totalled $17,202.
In addition to Pearl Meyer, Aon Consulting and Willis Towers Watson, the Committee solicited and received input from the CEO concerning the remuneration of senior executives other than himself. The CEO provided recommendations with respect to annual cash bonuses to be paid to these persons for service in the year ended 31 December 2024 and base salaries effective from 1 January 2025 and with respect to equity-based awards made to these persons in February 2025. Finally, the CEO also provided input to the Committee regarding the implementation of equity-based remuneration as an element of all other employees’ remuneration.
Statement of Voting Results
Voting at our shareholder meetings has generally been conducted by a show of hands by shareholders who are in attendance at the meeting. At the Annual General Meeting held on 14 May 2024, all of the resolutions set out in the Notice of the Annual General Meeting sent to shareholders were duly proposed and passed by unanimous approval, including the resolution proposing the approval of the Directors’ Remuneration Report for the year ended 31 December 2023 and the resolution proposing the approval of the Directors’ Remuneration Policy to apply effective from the end of that Annual General Meeting for a period of three years. No votes were withheld.
Details of the proxy votes received in relation to the resolution proposing the approval of the Directors’ Remuneration Report for the year ended 31 December 2023, and in relation to the resolution proposing the approval of the Directors’ Remuneration Policy are set out in the table below.
Resolution	Votes For	% of Total	Votes Against	% of Total	Votes Withheld	% of Total
To approve the Directors’ Remuneration Report	995,699,310	95.79	43,710,950	4.21	915,228	0.09
To approve the Directors’ Remuneration Policy	987,953,508	95.12	50,684,876	4.88	1,687,104	0.16
Statement of Implementation of Remuneration Policy in the Year ended 31 December 2024
There have been no changes to the Directors’ Remuneration Policy, as approved at the Annual General Meeting of shareholders held on 14 May 2024. In 2024, the Company adhered to the policy as approved. In 2025, the Company intends to adhere to the policy as approved. That remuneration policy remains effective for a maximum of three years, until 13 May 2027, or until a revised policy is approved by shareholders. The last approved remuneration policy can be found in the Annual Report and Financial Statements of the Company for the year ended 31 December 2023, which is available in the Investors section of our website: http://www.adaptimmune.com

PART II — DIRECTORS’ REMUNERATION POLICY
The information provided in this part of the Directors’ Remuneration Report is not subject to audit.
We have set forth below a summary of the remuneration policy for the Executive Directors and for our Non-Executive Directors.
The Directors’ Remuneration Policy was approved at the Annual General Meeting held on 14 May 2024 and remains effective for a maximum of three years, until 13 May 2027, or until a revised policy is approved by shareholders. The last approved remuneration policy can also be found in the Annual Report and Financial Statements of the Company for the year ended 31 December 2023, which is available in the Investors section of our website: http://www.adaptimmune.com
Summary of remuneration policy — Executive Directors
As Adaptimmune Therapeutics plc is a U.K. incorporated company listed on Nasdaq, the Group has operations in the U.K. and the U.S., our senior executives and our Non-Executive Directors live and work in the U.K. and the U.S., the Committee considers it appropriate to examine and be informed by compensation practices in both the U.K. and U.S., particularly in the matter of equity-based incentives, with an increasing focus on U.S. benchmarks and practices. The Committee considers that the last approved Directors’ Remuneration Policy continues to be appropriate and fit for purpose, but the Committee is committed to reviewing the remuneration policy on an ongoing basis in order to ensure that it remains effective and competitive.
The Directors’ Remuneration Policy is used to determine the remuneration for our CEO, our sole Executive Director, as well as for our other senior executives, and would also apply to other Executive Directors and senior executives that we appoint.
As described in the last approved Directors’ Remuneration Policy, the elements of remuneration for the Executive Director(s) and Senior Executives comprise: base salary, pension or pension allowance payment, benefits (currently, access to death-in-service life insurance, family private medical cover and ill-health income protection), annual bonus and long term equity incentives (currently, share option awards).
The remuneration of our CEO is determined by the Board after having considered recommendations from the Committee. The remuneration of other senior executives in the Company, excluding our CEO, (the “Senior Executives”) is determined by the Committee. For ease of reference, the following tables generally refer throughout to remuneration being determined by the Committee.
In 2024, the Committee retained an independent remuneration consultant, Pearl Meyer, to assist the Committee in ensuring that our remuneration arrangements for the Executive Director and senior executives are competitive for the calendar year commencing 1 January 2025. Pearl Meyer provided data from comparable publicly traded biopharmaceutical companies and otherwise assisted the Committee in its design of competitive remuneration for the Executive Director and senior executives. We expect to continue to use remuneration consultants to assist the Committee in determining competitive levels of executive remuneration and specific design elements of our remuneration programme.
The following tables present the elements of remuneration for our CEO (our sole Executive Director) and our other senior executives.
Element of Remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets
Base salary	Rewards skills and experience and provides the basis for a competitive remuneration package.	Salaries will typically be reviewed on an annual basis. Decisions on salary are informed by reference to: (i) market practice and market data on which the Committee receives independent advice; (ii) the individuals’ experience and scope of the role; (iii) broader employee	Salaries will not generally exceed the 75th percentile of peer group comparator data for the relevant role unless there is a clear business rationale to do so.	Not applicable.

Element of Remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets

increases; (iv) wider market and economic conditions and (v) performance of the business and individual.
Salaries will be benchmarked against comparable roles in a selected peer group of US- and European-listed biopharmaceutical companies with similar market capitalisations and/or scale of operational complexity.
We typically expect to align salaries with the 50th percentile of peer group comparator data but may vary from this general rule where we consider that special circumstances apply or where recruitment or retention of a particular role is required.
The Committee has the flexibility to set the salary of a new hire at a discount to the market and to realign it in subsequent years as the individual gains experience in the role. In exceptional circumstances, the Committee may agree to pay above market levels to secure or retain an individual who is considered by the Committee to possess significant and relevant experience that is critical to the delivery of the business strategy.
The Committee may also decide to approve future increases following changes to job responsibilities or to reflect experience within the role.

The Committee will reference alternative data for roles not widely represented in the core peer group.
The Committee retains discretion to adjust the Executive Directors’ base salaries to ensure that we can attract and retain the necessary talent to effectively compete in the global marketplace.

Pension	Enables Executive Directors to build long-term retirement savings.
Company contribution to a personal pension scheme or a pension allowance payment, at the election of the Executive Director. Levels will be reviewed annually and the Committee may decide to increase future contribution levels should the review indicate such a change is appropriate.
Executive Director pension levels will be aligned to the pension rate made available to the wider workforce, which, at the time of the development of the remuneration policy, is 6% of base salary.
			Currently 6% of base salary, or other statutory minimum. The Committee may increase Executive Director pension levels to align with the rate made available to the wider workforce.	Not applicable.
Benefits	Reasonable benefits-in-kind are provided to support Executive Directors in carrying out their duties and assist with retention and recruitment.	Benefits currently include death-in-service life insurance, family private medical cover and ill-health income protection. The Committee will review benefits offered from time to time and retains the discretion to add or substitute benefits to ensure they remain market competitive.	No formal maximum. The cost of benefits is not pre-determined reflecting the need to allow for increases associated with the provision of benefits. Benefit costs are	Not applicable.

Element of Remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets
		In the event that the Group requires an Executive Director to relocate, the Committee may offer appropriate relocation assistance.	reviewed regularly to ensure they remain cost-effective.
Annual Bonus	Rewards achievement of the near-term business objectives set at the start of each calendar year and reflects individual and team performance of the Executive Director and other Senior Executives in achieving those objectives, and progress towards achieving our strategic goals.
Objectives are set at the start of each calendar year.
The choice of annual performance objectives will reflect the Committee’s assessment of the key milestones/metrics required to be achieved within the calendar year in order to make progress towards achieving our strategic goals.
The target annual cash bonus for our Executive Directors is established as a percentage of base salary.
The annual bonus is typically payable in cash following year end. In exceptional circumstances the Committee may determine that all or part of the bonus will be paid in shares or share options.
When business opportunities or challenges change substantially during the course of the year, the Committee may adjust objectives to meet the changed circumstances and correspondingly realign potential rewards.
Awards may be subject to clawback (see Notes to policy tables).

Awards will normally be limited to a maximum of 100% of base salary.
In exceptional periods, considered to be those years in which achievements lead to a transformational effect on the future prospects or the valuation of the business, the annual maximum may increase to up to 150% of basic salary.
Judgement as to whether achievements in a calendar year are considered to be exceptional is at the discretion of the Committee.

The Committee retains the ability to set performance objectives annually.
These objectives can be group-based and /or individual, financial and/ or non-financial, and are likely to include milestones linked to:
•
successful execution of key elements of pipeline development programmes;

•
progress with clinical trials programmes;

•
key regulatory steps (IND grants, regulatory approvals);

•
progress with business development activities;

•
the Group’s financial position and equity liquidity and valuation.

A number of these objectives are considered to be commercially sensitive and are therefore not disclosed here in detail.

Long term equity incentives
Motivates and rewards multi-year performance, encouraging achievement of strategy over the medium to long term.
Aligns the interests of our Executive Directors and Senior Executives with those of our shareholders.
Encourages retention as entitlement to full benefits arising from equity-based awards only accrues over a period of years.
Enables us to compete with equity-based remuneration offered by a set of comparable

Under our share option schemes, the Committee is able to grant awards of CSOP options in the UK, and unapproved share options (non-qualifying options) in the UK and US, which includes the ability to grant RSU-style awards. The Committee may grant other forms of equity award in relation to shares in the Company, subject to shareholder approval if required. All awards may be subject to performance targets.
The Committee generally grants equity-based remuneration to Executive Directors and Senior Executives at the time they commence employment and from time to time thereafter based on performance.
The Committee typically grants equity awards with phased vesting.

There is no fixed annual maximum limit to the size or value of equity- based compensation awards made in a year to Executive Directors and Senior Executives, or in the aggregate over a time period.
However, the Committee will always work within benchmarking guidelines provided by our compensation consultants. Additionally, our option scheme rules set a maximum limit on the grant of options to all participants of 8% of our initial issued

Generally, we grant equity-based remuneration awards that vest over time without specific performance targets other than continued service.
Awards may be subject to performance targets at the discretion of the Committee.
When making awards, the Committee considers: the size and value of past awards; the performance of the Executive Director and Senior Executives; and competitive data on awards made to executives at comparable companies.
Our Severance Policy entitles the Executive Director and Senior Executives to accelerated vesting of options on termination without cause

Element of Remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets
companies with whom we may compete for executive talent.
Currently, awards vest over a period of four years, with the first 25% vesting after 12 months.
The Committee may determine that a different vesting schedule is appropriate, in which case the different vesting schedule will be disclosed at the time the awards are made.
Awards may be subject to clawback (see Notes to policy tables).

share capital on the date of our IPO increased by 4% on each 30 June to be effective from 1 July 2016.
Expected values are calculated in accordance with generally accepted methodologies based on Black-Scholes models.
We seek to establish equity-based remuneration to be reasonably competitive to that offered by a set of comparable companies with whom we may compete for executive talent.

or resignation for good reason on a change of control.
Additionally, the Board has discretion to accelerate vesting of options including in connection with a change of control event or when an Executive Director’s service is terminated on account of disability or death.
See Policy on Payments for Loss of Office.

Notes to policy tables
(1)
The use of time-based vesting for share option awards is consistent with U.S. practice, to which we look for guidance on our policies. We examine, with assistance from Pearl Meyer, our independent remuneration consultant, comparative data on both a (i) fair market value basis and (ii) percentage of salary basis. The Committee uses a blend of the two methods to establish appropriate levels of equity-based remuneration for the Executive Director and Senior Executives.

(2)
Our clawback policy adopted with effect from 2 October 2023 enables us to seek the recovery and/or forfeiture of incentive-based compensation paid by the Company, including cash, equity or equity-based compensation, in the event that we restate our financial statements under certain circumstances. The clawback policy applies to current and former Executive Directors and Senior Executives.

Application of the Remuneration Policy to Executive Director Remuneration for the year ending 31 December 2025
The following table provides an illustration of the potential remuneration for the year ending 31 December 2025 for the CEO, as the sole Executive Director, computed in accordance with the Remuneration Policy outlined above and by applying the following assumptions:
Minimum	The base salary for the Executive Director is assumed to be the base salary of $696,280 per annum effective from 1 January 2025.
The value of benefits receivable for the year ending 31 December 2025 is assumed to be the same rates of contributions for a 401(k) plan (pension) and for benefits as for 2024.
No bonus is assumed for the Executive Director. The value of the equity-based awards is assumed to be zero.
In line with expectations	The same components for base salary and benefits as reflected for the minimum above.
The expected level of bonus is taken to be 60% of base salary, being the target level of bonus payment for the year ending

31 December 2025. The value of the equity-based awards is assumed to be the intrinsic value (based on the market value of the underlying shares at the grant date less the exercise price) of the share options granted to the Executive Director during the year ended 31 December 2024.
Maximum	The same components for base salary and benefits as reflected for the minimum above.
The maximum level of bonus is taken to be 100% of current base salary. The same value for the equity-based awards as for the “In line with expectations” scenario above.
Maximum plus 50% increase	The same components for base salary, benefits and bonus as reflected for the maximum above.
The value of the equity-based awards is assumed to be the intrinsic value calculated as above, but based on an assumption that the underlying shares granted have increased in value by 50% since the grant date.
Executive Director Service Contracts
It is Group policy that Executive Directors should have contracts with an indefinite term providing for a maximum of up to 12 months’ notice to be given by the employer or Executive Director. Executive Directors’ service agreements and employment agreements, as applicable, are available for inspection at the Company’s registered office during normal business hours and have also been filed with the Securities and Exchange Commission.
We currently employ Adrian Rawcliffe, our CEO and sole Executive Director who is resident in the USA, on an at-will employment agreement. The Company may terminate Mr Rawcliffe’s employment with or without cause and without advance notice, but Mr Rawcliffe is required to provide at least 60 days’ advance written notice to the Company if he is terminating his employment.
The terms of the current Executive Director’s employment agreement are:
Name	Position	Date of agreement	Notice period
Adrian Rawcliffe	Chief Executive Officer	26 June 2019	At will (Company)/ 60 days (Director)
Director service agreements contain non-solicitation and non-competition provisions, normally for a 12-month period, as well as confidentiality provisions. All employment arrangements for any Executive

Director will continue to include a notice provision, except that the Company will not be obligated to provide any advance notice in relation to the termination of employment of any Executive Director(s) resident in the USA.
Policy on Payments for Loss of Office
Our approach to payments in the event of termination of an Executive Director is to take account of the individual circumstances including the reason for termination, individual performance, contractual obligations and the terms of the incentive plans in which the Executive Director participates. Depending on the nature of the exit, the Executive Director may be required to resign as a Director if the Board requires a resignation in conjunction with the end of the employment relationship.
The Company may terminate an Executive Director’s employment with immediate effect in certain circumstances including bankruptcy, criminal convictions, gross misconduct or serious or repeated breaches of obligations of his or her service. In the event of termination of the Executive Director for cause, we are not obligated to make any payment in lieu of notice.
On termination of the service contract without cause, we have the right to require an Executive Director who is resident in the UK to take garden leave for all or part of the notice period (the remaining term of the contract) and we have the right to pay salary and benefits in lieu of notice. During the period of any garden leave, the Executive Director must continue to be available to the Company and would continue to receive his or her full salary and other contractual entitlements.
In the event of termination without cause, excluding in a change of control, an Executive Director is entitled to payments under his or her employment agreement (or service agreement for an Executive Director resident in the UK) and the Company’s executive severance policy, including salary and benefits continuation of up to 12 months. In addition, the Board has discretion to award a pro-rated bonus and has discretion under our share scheme rules to allow some or all of the shares and share options held by Executive Directors and senior executives to vest in full.
In the event of a termination of employment by the Company without cause or a resignation by the Executive Director for good reason following a change of control, an Executive Director is entitled to salary and benefits continuation of up to 18 months. In addition, the Executive Director is entitled to an amount equating to his or her target bonus and any portion of shares and share options held by Executive Directors and senior executives that were outstanding and unvested as of the date of termination will vest and immediately become exercisable on the date of termination.
In order to receive severance benefits under the employment agreement and executive severance policy, the Executive Director is required to execute a release of claims in favour of the Company and comply with certain other post-employment covenants set forth in his or her employment agreement or service agreement as applicable.
We will comply with applicable disclosure and reporting requirements of the Securities and Exchange Commission with respect to remuneration arrangements with a departing Executive Director.
Policy on Recruitment
Our policy is to pay a fair remuneration package for the role being undertaken and the experience of the individual to be appointed. We expect remuneration packages will include base salary, targeted level of annual cash incentive, initial and ongoing equity-based awards, standard benefits and special provisions tailored to the recruiting situation, such as: sign-on bonus, reasonable relocation support and make-whole awards for remuneration forfeited from a prior employer (whether on account of cash bonuses, share awards, pension benefits or other forfeited items).
The Board retains the discretion to provide additional benefits where necessary to recruit new Executive Directors.
If we appoint an existing employee as an Executive Director of the Company, we would expect to retain legacy obligations to the employee with respect to remuneration, such as outstanding share awards.

Should these differ materially from current arrangements, these will be disclosed in the applicable Directors’ Remuneration Report following such appointment. We will also disclose remuneration details for a new Executive Director in accordance with all applicable reporting requirements including those of the Securities and Exchange Commission.
Remuneration policy — Non-Executive Directors
Given the Company’s exposure to the US talent market, Non-Executive Directors may elect to receive their fees in cash or in the form of equity (currently granted in the form of share options). Non-Executive Director quantum and structure is primarily benchmarked against comparable publicly traded biopharmaceutical companies, with an increasing focus on U.S. benchmarks and practices.
The Board has discretion to pay fees to any or all Non-Executive Directors and/or to pay Non-Executive Directors in the form of a mixture of cash and share options. Our remuneration arrangements for Non-Executive Directors comprise an award of a fixed number of share options, plus a fee payment or additional number of share options at the Director’s election. The option awards and cash payments made in 2024 were established at competitive levels taking into account peer data from comparable companies provided in a benchmarking analysis undertaken by Pearl Meyer in 2024 and are compliant with the last approved Directors’ Remuneration policy.
The Committee has subsequently retained Pearl Meyer to assist the Committee in ensuring that our remuneration arrangements for the Non-Executive Directors are competitive and appropriate by benchmarking them against comparable publicly traded biopharmaceutical companies, with an increasing focus on U.S. benchmarks and practices. We expect to continue to use remuneration consultants to assist the Committee in determining competitive levels of Non-Executive Director remuneration and specific design elements of our Non-Executive Director remuneration programme.
Our Non-Executive Directors participate in the Group’s long-term incentive plans on terms similar to those used for Executive Directors. In accordance with their Letters of Appointment, each Non-Executive Director is entitled to receive an annual award of share options and incoming Non-Executive Directors receive an initial award of share options, and in either scenario which may include RSU-style awards, with such number to be determined by the Board. In determining option awards, the Board works within benchmarking guidelines provided by remuneration consultants.
Any equity that is awarded to Non-Executive Directors will not be subject to performance conditions. Non-Executive Directors do not receive any pension from the Company nor do they participate in any performance-related incentive plans.
The following table presents the elements of remuneration for Non-Executive Directors.
Element of Remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets
Non-Executive fees	Reflects time commitments and responsibilities of each role. Reflects fees paid by similarly sized companies.
The remuneration of the Non-Executive Directors will be determined by the Board as a whole and is informed by reference to (i) market practice and market data, on which the Committee receives independent advice; (ii) the individuals’ experience and scope of the role; (iii) broader employee increases (iv) wider market and economic conditions and (v) performance of the business and individual.
We typically expect to align fees with the 50th percentile of peer group comparator data but may vary from this general rule where we consider that special circumstances apply or where recruitment or retention of a particular role is required.
			The value of each individual’s aggregate fees will not exceed the 75th percentile of peer group comparator data for the relevant role, unless there is a clear business rationale to do so.	None.

Element of Remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets
Fees will typically consist of a basic fee for Non-Executive Director responsibilities plus incremental fees for additional roles/responsibilities such as membership and chairmanship of Board committees and a senior independent Non-Executive Director role.

The Non-Executive Directors may elect to receive the fees in cash or in the form of an award of additional share options (see Equity Awards section).
The Non-Executive Directors do not receive any pension from the Company, nor do they participate in any performance-related incentive plans.

Benefits	To reimburse Directors for reasonable expenses incurred.	Non-Executive Directors do not participate in any Company pension plan. Non-Executive Directors may receive travel, accommodation and other business-related expenses incurred in carrying out the role.	No formal maximum.	None.
Equity Awards
For public companies listed in the United States, equity-based remuneration is a standard component of Director remuneration.
We extend equity-based awards to our Non-Executive Directors in order to be competitive with comparable companies seeking qualified Directors and to align the interests of our Non- Executive Directors with those of our shareholders.

Non-Executive Directors participate in the Group’s long-term incentive plans on terms similar to those used for Executive Directors.
Under their appointment letters, each Non-Executive Director is entitled to receive an annual award of options, provided that he or she continues to serve as a Director. When a new Non-Executive Director is appointed, he or she may receive an initial award of options. In either scenario, these may include unapproved options (non-qualified options) and RSU-style awards. The Board may grant other forms of equity award in relation to shares in the Company, subject to shareholder approval if required.
The Board is able to grant share options which permit phased vesting over the period. Currently, options awarded to new Directors become fully exercisable over three years while options awarded annually are exercisable on the first anniversary of the date of grant. Other vesting schedules may be adopted at the discretion of the Board.
Any share options awarded will not be subject to performance conditions. Expected values are calculated in accordance with generally accepted methodologies based on Black-Scholes models.

No formal maximum.
The equity awards will be determined by the Board as a whole working within benchmarking guidelines provided by our compensation consultants and taking account of US market practice, responsibilities, and ongoing time commitment. Additionally, our option scheme rules set a maximum limit on the grant of options to all participants of 8% of our initial issued share capital on the date of our IPO increased by 4% on each 30 June effective from 1 July 2016.
Not performance-related.

Letters of Appointment
The Chairman and all other Non-Executive Directors have letters of appointment which set out the terms under which they provide their services to the Company and which are subject to a three month notice period either by the Company or the Non-Executive Director. In accordance with the Company’s Articles of Association, Non-Executive Directors are included in the requirement that one-third of Directors are subject to retirement by rotation at each Annual General Meeting of shareholders. There is no remuneration payable on loss of office when, for example, a Director is not re-elected at an Annual General Meeting.
Statement of Consideration of Employment Conditions and Differences to the Executive Director Policy
All our employees are paid a base salary and receive standard employee benefits, which vary according to whether they are employed in the UK or in the US but all are entitled to a contribution from the Group towards a pension scheme or retirement plan, as well as access to health insurance and income protection. Salary and incentives are regularly benchmarked against the market to ensure they remain competitive.
All employees are eligible to be considered for an annual increase in their base salaries, provided they have worked for a sufficient portion of the prior fiscal year. In addition, all employees are eligible to be considered for annual cash bonus awards, subject to the achievement of objectives and to the overall performance of the Company, and for consideration for regular equity awards. Eligibility is dependent on the employee’s position and performance, with more senior employees eligible for higher bonus and equity award levels.
The Committee is regularly updated throughout the year on pay and conditions applying to Company employees. Where significant changes are proposed to employment conditions and salary levels elsewhere in the Company these are highlighted for the attention of the Committee at an early stage and the Committee will take such employment considerations into account when setting directors’ remuneration.
No specific consultation with employees has been undertaken in respect of the design of the Company’s senior executive remuneration policy to date although the Committee will keep this under review.
Statement of Consideration of Shareholder Views
The Committee will consider shareholder feedback received following the AGM, as well as any additional feedback and guidance received during the year. This feedback is always considered by the Committee as it develops the Company’s remuneration framework and practices. Assisted by its independent adviser, the Committee also actively monitors developments in the expectations of institutional investors and their representative bodies.
Approval
This report was approved by the Board of Directors on 9 April 2025 and signed on its behalf by:
/s/ David M. Mott
David M Mott
Director and Chairman of the Remuneration Committee
11 April 2025

ANNEX B TO PROXY STATEMENT
Part I
Rules of the Adaptimmune Therapeutics plc 2025 Employee Share Option Scheme

RULES of the
ADAPTIMMUNE THERAPEUTICS PLC 2025 EMPLOYEE SHARE OPTION SCHEME

Adopted by the Company on 11 April 2025

CONTENTS
1. DEFINITIONS	B-I-1
2. ELIGIBILITY FOR EMI OPTIONS	B-I-6
3. GRANT OF OPTIONS	B-I-6
3A. SCHEME LIMIT	B-I-8
4. OPTION PRICE	B-I-8
5. VESTING SCHEDULE AND PERFORMANCE TARGETS	B-I-9
6. LIMITS	B-I-10
7. EXERCISE AND LAPSE OF OPTIONS	B-I-10
8. MANNER OF EXERCISE OF OPTIONS	B-I-12
9. TAX LIABILITIES	B-I-14
10. NON-TRANSFERABILITY OF OPTIONS	B-I-15
11. TAKEOVERS	B-I-15
12. QUALIFYING EXCHANGE OF SHARES	B-I-16
13. SALE	B-I-16
14. [RULE 14 IS NOT USED]	B-I-16
15. VARIATION OF SHARE CAPITAL	B-I-16
16. RELATIONSHIP WITH EMPLOYMENT CONTRACT	B-I-17
17. VARIATIONS AND TERMINATION	B-I-17
18. HMRC REQUESTS	B-I-18
19. EMI	B-I-18
20. GENERAL	B-I-18
21. GOVERNING LAW AND JURISDICTION	B-I-19

B-I-i

RULES OF THE ADAPTIMMUNE THERAPEUTICS PLC
2025 EMPLOYEE SHARE OPTION SCHEME
1.
DEFINITIONS

1.1
In these Rules, unless the context otherwise requires, the following words and expressions have the meanings set opposite them:

“ADS”	an American Depositary Share of the Company (also known as an American Depositary Receipt or ADR), each of which represents 6 Ordinary Shares (the underlying Ordinary Shares)
“Auditors”	the auditors for the time being of the Company or in the event of there being joint auditors such one of them as the Board shall select;
“Board”	the board of directors from time to time of the Company (or the directors present at a duly convened meeting of such board) or a duly authorised committee of directors appointed by that board of directors to carry out any of its functions under this Scheme;
“Company”	Adaptimmune Therapeutics plc, a company incorporated and registered in England with number 9338148;
“Connected”	means that the relevant individual is an employee or a director of, or a Consultant to, a Group Company;
“Consultant”	means any person who is providing consultancy services to a Group Company including, without prejudice to the generality of the foregoing, any member of any Scientific Advisory Board that may from time to time be established by the Company;
“control”	except as otherwise provided, has the meaning given in Section 719 of ITEPA 2003;
“Date of Grant”	the date on which an Option is granted as provided in Rule 3.6;
“Deed of Grant”	has the meaning given in Rule 3.4A;
“Disqualifying Event”	has the meaning given in sections 533 to 539 of ITEPA 2003;
“Eligible Person”	in relation to the grant of an Option which is not an EMI Option, any bona fide employee of the Company or any subsidiary of the Company, and in relation to the grant of an EMI Option, any bona fide employee of the Company or any subsidiary of the Company who satisfies the eligibility criteria set out in Rule 2, and for the purposes of this definition “subsidiary” shall have the meaning given in Section 1159 of the Companies Act 2006;
“EMI Notice”	a notice of an option which must be given to HMRC for that Option to be an EMI Option and which complies with the requirements of paragraph 44 of Schedule 5 to ITEPA 2003;
“EMI Option”	an Option which is a “qualifying option” as defined in paragraph 1(2) of Schedule 5 to ITEPA 2003;
“Employer NICs”	any secondary class 1 (employer) National Insurance contributions (or any similar liability for social security contribution in any jurisdiction)

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that the Option Holder’s Employer is liable to pay as a result of any Taxable Event (or which such person would be liable to pay in the absence of an election of the type referred to in Rule 9.2(b)) and which may be lawfully recovered from the Option Holder.
“Grantor”
the person granting an Option pursuant to the Rules of this Scheme which may be:
(a)
the Company; or

(b)
the trustees of an employee benefit trust authorised by the Board to grant Options at the relevant time, subject to Rule 3.7; or

(c)
any other person authorised by the Board to grant Options at the relevant time, subject to Rule 3.7;

“the Group”	the Company and its subsidiaries from time to time;
“Group Company”	a company which is a member of the Group and includes the Company, whether or not it has any subsidiaries at the relevant time;
“HMRC”	HM Revenue & Customs;
“ITEPA 2003”	the Income Tax (Earnings and Pensions) Act 2003;
“Listing”	the listing of ADSs on NASDAQ, which for the purposes of these Rules shall be treated as occurring on the day on which trading in the American Depositary Shares of the Company began, namely 6 May 2015;
“N.I. Regulations”	the laws, regulations and practices from time to time in force relating to liability for and the collection of National Insurance contributions;
“Nominal Cost Option”	an Option (other than an RSU-style Option) with an Option Price equal to the nominal value of an Ordinary Share (being £0.001 per Ordinary Share), if it is an option to acquire Ordinary Shares, or six times the nominal value of an Ordinary Share (being £0.006 per ADS), if it is an option to acquire ADSs, which is identified as such in the Option Agreement or Deed of Grant;
“Option”	a right to acquire Shares at the Option Price pursuant to and in accordance with these Rules;
“Option Agreement”	a written agreement executed in respect of the grant of an Option pursuant to Rule 3.4;
“Option Holder”	a person holding an Option, including, where applicable, his Personal Representatives;
“Option Holder’s Employer”	such Group Company as is the Option Holder’s employer or, if he has ceased to be employed within the Group, was his employer or such other Group Company, or other person as, under the PAYE Regulations or, as the case may be, the N.I. Regulations, or any other statutory or regulatory enactment (whether in the United Kingdom or otherwise), is obliged to account for any Tax Liability;
“Option Price”	the price, as from time to time determined by the Board (with the prior consent of the Grantor, where appropriate), at which each Share

B-I-2

subject to an Option may be acquired on the exercise of that Option which, if Shares are to be newly issued to satisfy the exercise of the Option, shall not be less than the nominal value of a Share;
“Option Shares”	the Shares over which an Option subsists;
“ordinary share capital”	all the issued share capital (by whatever name called) of the Company other than capital the holders whereof have a right to a dividend at a fixed rate but have no other right to share in the profits of the Company;
“Ordinary Shares”
fully paid irredeemable shares with a nominal value of £0.001 each in the ordinary share capital of the Company. For these purposes, in relation to an EMI Option, shares:
(a)
will not be fully paid-up if there is any undertaking to pay cash to the Company at a future date for those Shares; and

(b)
shall be treated as redeemable if they may become so at a future date;

“PAYE Regulations”	the regulations made under section 684 of ITEPA 2003;
“Performance Option”	an Option the exercise of which is subject to attainment of a Performance Target;
“Performance Period”	in relation to a Performance Option, the period (as determined by the Board) over which the performance of the Company and/or any other condition is to be measured for the purposes of determining whether and to what extent the Performance Target is met;
“Performance Target”	the condition or conditions imposed on the exercise of an Option pursuant to Rule 5 as amended and varied from time to time in accordance with these Rules;
“Personal Data”
any personal information which could identify an Option Holder, including but not limited to, the Option Holder’s:
(a)
date of birth;

(b)
home address;

(c)
telephone number;

(d)
e-mail address;

(e)
National Insurance number (or equivalent); or

(f)
Options under the Scheme or any other employee share scheme operated by the Company.

“Personal Representatives”	in relation to an Option Holder, the personal representatives of the Option Holder (being either the executors of his will to whom a valid grant of probate has been made or, if he dies intestate, the duly appointed administrator(s) of his estate) who have produced to the Company evidence of their appointment as such;
“Qualifying Subsidiary”	a subsidiary which satisfies the conditions of paragraph 11 of Schedule 5 to ITEPA 2003;

B-I-3

“Regular Option”	an Option other than an RSU-style Option;
“Relevant Restriction”	a provision included in any contract, agreement, arrangement or condition (including the articles of association of the Company) to which any of sections 423(2), 423(3) or 423(4) of ITEPA 2003 would apply if references in them to employment related securities were references to Shares;
“RSU-style Option”	an Option (other than a Nominal-Cost Option) with an Option Price equal to the nominal value of an Ordinary Share (being £0.001 per Ordinary Share), if it is an option to acquire Ordinary Shares, or six times the nominal value of an Ordinary Share (being £0.006 per ADS), if it is an option to acquire ADSs, and which is identified as such in the Option Agreement or Deed of Grant;
“Sale”	an unconditional agreement being entered into for the sale to a person other than a Group Company of the whole, or substantially the whole, of the business and assets of the Company;
“Scheme”	this share option scheme as constituted and governed by these Rules, as from time to time amended in accordance with these Rules;
“Shares”	Ordinary Shares or ADSs, as the context so admits
“Short-Term Deferral Period”	the short-term deferral period (within the meaning of Section 409A of the United States Internal Revenue Code and §1.409A-1(b)(4) of the United States Treasury Regulations);
“subsidiary”
save where the contrary is indicated, a company which is a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006, except that any company that is a subsidiary under section 1159(1)(b) or section 1159(c) shall not cease to be a subsidiary for the purposes of these Rules (in particular, the definitions of Group, Group Company and Qualifying Subsidiary) when shares in that subsidiary held by the Company (or by another subsidiary) are registered in the name of:
(a)
another person (or its nominee) solely by way of security or in connection with the taking of security; or

(b)
the Company’s (or another subsidiary’s) nominee;

“Sufficient Shares”	the smallest number of Shares which, when sold at the best price which can reasonably be expected to be obtained at the time of sale, will produce an amount at least equal to the relevant Tax Liability (after deduction of brokerage and any other charges or taxes on the sale);
“Takeover”	the Company coming under the control of a person or persons as mentioned in Rule 11;
“Taxable Event”
any event or circumstance that gives rise to a liability for the Option Holder to pay income tax and National Insurance contributions or either of them (or their equivalents in any jurisdiction) in respect of:
(a)
the Option, including its exercise, its assignment or surrender for consideration, or the receipt of any benefit in connection with it;

(b)
any Shares (or other securities or assets):

B-I-4

(i)
earmarked or held to satisfy the Option;

(ii)
acquired on exercise of the Option;

(iii)
acquired as a result of holding the Option; or

(iv)
acquired in consideration of the assignment or surrender of the Option; or

(c)
any securities (or other assets) acquired or earmarked as a result of holding Shares (or other securities or assets) mentioned in (b); or

(d)
any amount due under PAYE in respect of securities or assets within (a) to (c) above, including any failure by the Option Holder to make good such an amount within the time limit specified in section 222 of ITEPA 2003.

“Tax Liability”
the total of:
(a)
any income tax and primary class 1 (employee) National Insurance contributions (or their equivalents in any jurisdiction) for which the Option Holder’s Employer may be liable to account (or reasonably believes it is or may be liable to account) as a result of any Taxable Event; and

(b)
any Employer National Insurance contributions that any employer (or former employer) of the Option Holder is or may be liable to pay (or reasonably believes it is or may be liable to pay) as a result of any Taxable Event which can be recovered lawfully from the Option Holder;

“Vested Shares”
Shares which, subject to the following rules of this Scheme, may at the relevant time be acquired by the exercise of an Option in accordance with these Rules in consequence of the conditions set out in any applicable Vesting Schedule or Performance Targets being met.

“Vesting Schedule”	such one or more time-based conditions as may be specified by the Board in the Option Agreement or Deed of Grant as mentioned in Rules 5.1 and 5.2.

1.2
Where the context so admits or requires, the singular includes the plural and the masculine includes the feminine and neuter and vice versa.

1.3
References to Rules are to Rules of this Scheme as from time to time amended in accordance with their provisions.

1.4
A reference to a statute or statutory provision is a reference to it as in force at the relevant time, taking account of any amendment, extension or re-enactment and includes any subordinate legislation in force and made under it.

1.5
References to “writing” and “written” includes faxes, email and other forms of electronic communication which can be read.

1.6
A reference to a “person” includes any individual, firm, body corporate, unincorporated association, partnership, joint venture, government or state or agency of state (whether or not having a separate legal personality).

1.7
Headings shall not affect the interpretation of these Rules.

1.8
This Scheme is subject to approval by the shareholders of the Company. This Scheme shall be effective as of its approval by the shareholders of the Company.

B-I-5

2.
ELIGIBILITY FOR EMI OPTIONS

2.1
A person is eligible to be granted an EMI Option if (and only if) he is an employee of the Company or a Qualifying Subsidiary and his committed time to the relevant company amounts to at least 25 hours a week, or if less, 75% of his “working time” (as that expression is defined by paragraph 27(1) of Schedule 5 to ITEPA 2003), and which includes time which the employee would have been required to so spend but for injury, ill health, disability, pregnancy, childbirth, maternity, paternity or parental leave, reasonable holiday entitlement or not being required to work during a period of notice of termination, in compliance with paragraph 26 of Schedule 5 to ITEPA 2003.

2.2
A person is not eligible to be granted an EMI Option at any time when he is not eligible to participate in the Scheme by virtue of paragraph 28 of Schedule 5 to ITEPA 2003 (no material interest requirement).

3.
GRANT OF OPTIONS

3.1
Subject to the limitations and conditions of this Scheme, in its absolute discretion, any Grantor may, on such dates as it shall determine, grant Options (whether or not intended to be EMI Options) to such Eligible Persons as it may in its absolute discretion select.

3.2
Options:

3.2.1
may not be granted at any time when such grant would be prohibited by, or in breach of, any law or regulation with the force of law; or

3.2.2
which are intended to be EMI Options shall only be granted when the Company is a qualifying company as defined in paragraph 8 of Schedule 5 to ITEPA 2003.

3.3
The Grantor may impose a condition preventing the exercise of an Option unless the Option Holder shall have entered into a Deed of Adherence (in such form as may be required by the Company) with the Company and all persons who at the date of exercise of the Option are holders of shares in the capital of the Company whereby the Option Holder becomes a party to any Shareholders’ Agreement or other document having a similar effect which is in force between the Company and all persons who at the date of exercise of the Option are holders of shares in the capital of the Company.

3.4
Subject to Rule 3.4A, an Option shall be granted by the Grantor and the Option Holder executing as a deed an agreement, in such form as the Board may from time to time determine. Each Option Agreement shall:

3.4.1
if such be the case, specify that the Option is intended to be an EMI Option and is granted in accordance with the provisions of Chapter 9 of Part 7 of and Schedule 5 to ITEPA 2003;

3.4.2
specify the Date of Grant;

3.4.3
identify the Grantor;

3.4.4
specify the number of Shares over which the Option is granted;

3.4.5
(in relation to Options granted after 1 January 2018) specify whether the Option is granted over Ordinary Shares or ADSs;

3.4.6
specify the Option Price;

3.4.7
specify any Performance Target and Performance Period imposed pursuant to Rule 5 (and any restrictions that apply to the variation or waiver of any such Performance Target) and any condition imposed under Rule 3.3;

3.4.8
specify the Vesting Schedule applicable to the Option;

3.4.9
specify if the Option is either a Nominal-Cost Option or an RSU-style Option;

B-I-6

3.4.10
for a Regular Option, specify the last date on which the Option may be exercised (subject to Rule 7.1) and assuming that the Option is not exercised earlier and no event occurs to cause the Option to lapse earlier;

3.4.11
specify the extent to which Rule 7.7 or Rule 8.5 applies to the Option, if applicable;

3.4.12
specify how the Option may be exercised;

3.4.13
specify details of any Relevant Restrictions attaching to the Option Shares;

3.4.14
specify that the Option is subject to these Rules;

3.4.15
include the terms required by Rule 9.1, Rule 9.2 and Rule 9.6;

3.4.16
include the power of attorney required by Rule 9.7; and

3.4.17
include a term giving effect to Rule 3.9.

3.4A
Notwithstanding Rule 3.4, in relation to Options other than EMI Options, Options may be granted by the Grantor executing a deed poll (a “Deed of Grant”), which may cover a number of Options. A Deed of Grant shall specify the information set out in Rule 3.4.2 to 3.4.11, together with any other terms of the Option not inconsistent with these Rules, in relation to each Option granted by it. Where an Option is granted by way of a Deed of Grant:

3.4A.1
the information set out in Rule 3.4.2 to 3.4.14 (and any other terms of the Option contained in the Deed of Grant) shall be provided to the Option Holder (and may be provided in an electronic manner); and

3.4A.2
a Nominal-Cost Option or an RSU-style Option shall, and any other Option may, be subject to a condition that if the terms of the Option are not accepted by the Option Holder in such manner as the Board may specify within a period of 30 days (or such other period as the Board considers appropriate) from the Date of Grant, the Option shall lapse.

3.4B
By accepting the terms of a Nominal-Cost Option or an RSU-style Option, whether by entering into the Option Agreement or in accordance with Rule 3.4A.2, in addition to the other terms of the Option as set out in the Rules and the Option Agreement or Deed of Grant, the Option Holder agrees to the following in relation to any automatic exercise of the Option as provided in Rule 8.4 or 8.6:

3.4B.1
the Option Holder undertakes to pay the Option Price to the Company upon the exercise of the Option;

3.4B.2
the Option Holder authorises the Company to allot and/or issue the Shares resulting from the exercise to the Option Holder or to a nominee for the Option Holder (chosen by the Company), and if the Shares are in the form of Ordinary Shares take all steps necessary in the name of the Option Holder (or authorise others to take those steps) to transfer the Ordinary Shares into a depositary system for the creation of ADSs in relation to those Ordinary Shares;

3.4B.3
the Option Holder authorises the Company to sell or procure the sale of sufficient Vested Shares (or ADSs derived from those Shares) on or following exercise of his Option on his behalf to ensure that the Company receives:

(a)
the amount required to discharge the undertaking to pay referred to in Rule 3.4B.1 (and authorises the Company to apply that amount in discharging the undertaking);

(b)
the amount required to pay to the Option Holder’s Employer the amount of any Tax Liability arising from the exercise of the Option (and authorises the Company to pay that amount to the Option Holder’s Employer); and

(c)
the amount of any costs, stamp duty or stamp duty reserve tax or similar duties, taxes or other expenses incurred in relation to the creation of ADSs, the sale of the Vested

B-I-7

Shares or the sale of ADSs derived from the Vested Shares (and authorises the Company to apply that amount in the payment of those costs etc); and
3.4B.4
the Option Holder authorises the Company or any person appointed by the Company to take any such further acts on behalf of and in the name of the Option Holder as may be necessary or desirable to effect the automatic exercise of the Option.

3.5
No amount shall be paid by an Eligible Person for the grant of an Option.

3.6
The date of the agreement executed pursuant to Rule 3.4, or the date of execution of the deed poll referred to in Rule 3.4A, shall be taken for all purposes of this Scheme as the Date of Grant in respect of the relevant Option.

3.7
An Option shall not be granted by any person other than the Company without the prior approval of the Board and such person will only be authorised to grant Options after it has entered into an irrevocable undertaking to the Company for the benefit of the Company and an Option Holder’s Employer that such person will fulfil its obligations as Grantor under these Rules.

3.8
In the case of an EMI Option, within 30 days after the Date of Grant, the Option Holder shall correctly complete, sign and date the relevant EMI Notice and return it to the Option Holder’s Employer.

3.9
If an Option Holder granted an EMI Option does not correctly complete, sign and date the relevant EMI Notice and return it to the Option Holder’s Employer within 60 days after the Date of Grant the relevant Option shall automatically lapse at the end of that period.

3.10
The Option Holder’s Employer shall, in respect of any Option intended to be an EMI Option:

3.10.1
send an original of the duly completed EMI Notice so as to be received by the Small Company Enterprise Centre of HMRC within the period of 92 days after the relevant Date of Grant (or such other period as may be specified by paragraph 44 of Schedule 5 to ITEPA 2003 at the relevant time); and

3.10.2
keep each Option Agreement available for inspection by HMRC at any time.

3.11
The Option Agreement, or the information provided in accordance with Rule 3.4A.1, shall serve as evidence of the grant of the Option and accordingly no certificates shall be issued to the Option Holder.

3A.
SCHEME LIMIT

3A.1
No Option may be granted if, immediately following the grant, it would make the aggregate number of Ordinary Shares subject to awards made under the Scheme exceed the Scheme Limit. For these purposes, if awards (including Options) are granted over ADSs, the reference in this Rule 3A to Ordinary Shares subject to awards shall be taken to include the Ordinary Shares underlying the ADSs subject to those awards.

3A.2
The “Scheme Limit” at any time shall be 163,000,000 Ordinary Shares.

3A.3
For the purposes of Rule 3A.1, Ordinary Shares subject to awards which have been satisfied (in whole or in part) shall be included (to the extent that the relevant award has been satisfied), and Ordinary Shares subject to awards which (in whole or in part) have lapsed or otherwise become incapable of exercise (other than by reason of the satisfaction thereof) shall not be included (to the extent that the relevant award has lapsed or otherwise become incapable of exercise).

4.
OPTION PRICE

4.1
Subject to Rules 4.2 and 4.3 and any adjustment being made pursuant to Rule 15, the Option Price shall be determined by the Board (with the prior consent of the Grantor, where appropriate).

4.2
Save where the Company intends that the Option be satisfied by the transfer of existing Shares, the Option Price shall not be less than the nominal value of a Share.

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4.3
The Option Price for a Nominal-Cost Option and an RSU-style Option shall be the nominal value of a Share.

5.
VESTING SCHEDULE AND PERFORMANCE TARGETS

5.1
An Option may be granted subject to either, or both, a Vesting Schedule and Performance Targets as the Board shall determine.

5.2
An Option may be granted on terms that different proportions of the Option Shares shall respectively become Vested Shares if the Option Holder is continuously Connected throughout such different periods, beginning with the Date of Grant, as the Board shall specify in the Option Agreement or the Deed of Grant.

5.3
An Option may be granted on terms that the extent to which the Option Shares become Vested Shares shall depend upon the extent to which one or more Performance Targets specified in the Option Agreement or Deed of Grant is attained (so that if and insofar as any such Performance Target is not attained, the Option shall then lapse and cease to be exercisable in respect of the proportion of Option Shares which does not then become Vested Shares).

5.4
A Performance Target may be specified to apply to the whole or part only of an Option.

5.5
After an Option has been granted the Board may (with the consent of the Grantor, where appropriate) amend a Vesting Schedule so as to bring forward the time at which any Option Shares shall become Vested Shares or vary any Performance Target imposed pursuant to Rule 5.1 PROVIDED THAT no such variation shall be made unless an event has occurred or events have occurred in consequence of which the Board reasonably considers that the terms of the existing Performance Targets should be so varied for the purpose of ensuring that either the objective criteria against which the performance of the Group and/or any Group Company and/or any division and/or the Option Holder will then be measured will be, in the reasonable opinion of the Board, a fairer measure of such performance or that any varied Performance Target will afford a more effective incentive to Option Holders and will be no more difficult to satisfy than was the Performance Target when first set.

5.6
After an Option has been granted the Board may (with the consent of the Grantor, where appropriate), waive in whole or in part any requirement that a Performance Target be met as a condition of exercise of an Option PROVIDED THAT no such waiver shall be made unless an event or events have occurred in consequence of which the Board reasonably considers that the terms of the existing Performance Target no longer afford an effective incentive to the Option Holder.

5.7
The Board shall determine whether, and to what extent, any Performance Targets have been satisfied.

5.8
If an Option is subject to any Performance Target, the Board shall notify the Option Holder (and the Grantor, if not the Company) within a reasonable time after the Board becomes aware of the relevant information:

5.8.1
whether (and, if relevant, to what extent) the Performance Target has been satisfied and the relevant Option has therefore vested;

5.8.2
of any subsequent change in whether, or the extent to which, the Performance Target has been satisfied;

5.8.3
when that Performance Target has become incapable of being satisfied, in whole or in part; and

5.8.4
of any waiver or variation of that Performance Target under Rule 5.5 or 5.6.

5.9
The number of Shares in respect of which an Option shall become vested on any occasion shall be rounded to the nearest whole number.

5.10
If, in consequence of a Performance Target being met, an Option becomes vested in respect of some but not all of the Option Shares, it shall thereupon lapse and cease to be exercisable in respect of the

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balance of the Option Shares if such Performance Target is incapable of being met in respect of the balance of such Option Shares.
6.
LIMITS

6.1
Unless permitted by Schedule 5 to ITEPA 2003 or such other legislation as may from time to time govern the granting of EMI Options, no person shall be granted EMI Options which would, at the time they are granted, result in that person exceeding the £250,000 maximum entitlement as prescribed in paragraph 5 of Schedule 5 to ITEPA 2003 (or such other amount as may be specified by Schedule 5 to ITEPA 2003 at the relevant time).

6.2
Unless permitted by Schedule 5 to ITEPA 2003 or such other legislation as may from time to time govern the granting of EMI Options, no person shall be granted EMI Options which would, at the time that they are granted, result in the Company exceeding the £3,000,000 maximum value of shares prescribed in paragraph 7 of Schedule 5 to ITEPA 2003 (or such other amount as may be specified by Schedule 5 to ITEPA 2003 at the relevant time).

6.3
A Grantor may only grant EMI Options whilst the requirements of Schedule 5 to ITEPA 2003 are met and if any of the requirements are not met, the Option shall continue to subsist but not as an EMI Option.

6.4
For the avoidance of doubt, the limitations under this Rule 6 do not apply to Options which are not EMI Options.

7.
EXERCISE AND LAPSE OF OPTIONS

7.1
A Regular Option shall not in any event be exercised later than 5.00 pm GMT on the day immediately preceding the tenth anniversary of the Date of Grant or such earlier date as may be specified in the relevant Option Agreement or Deed of Grant and shall lapse if not exercised by such date.

7.2
A part of an RSU-style Option shall not in any event be exercised later than 5.00 pm GMT on the last day of the Short-Term Deferral Period applicable to that part of the Option and shall lapse if not exercised by that time.

7.3
Subject to Rules 11.2, 11.4 and 13.2 an Option may only ever be exercised in respect of Vested Shares or such greater proportion of the Option Shares as may be notified in writing to the Option Holder by the Board.

7.4
Except as mentioned in Rules 7.5, 7.6, 11 and 13 or as otherwise provided in the relevant Option Agreement or Deed of Grant an Option may not be exercised unless the Option Holder is at the time of exercise Connected.

7.5
Subject to Rule 7.6, if an Option Holder ceases to be Connected then an Option granted to him may only be exercised (if at all) in relation to such proportion of the Option Shares, and (subject to Rule 7.1) within such period, as the Board shall (with the consent of the Grantor, where appropriate) determine and notify to the Option Holder (or, where appropriate, his Personal Representatives) and shall otherwise lapse and cease to be exercisable on the date of cessation PROVIDED THAT unless such determinations are made by the Board prior to the expiry of the period of three months beginning with the date on which the Option Holder ceases to be so Connected then such Option may not be exercised and shall be deemed to have lapsed and ceased to be exercisable as from the date of such cessation. Where the Board allows the exercise of an RSU-style Option under this Rule 7.5, the period for the exercise of the Option shall not exceed the Short-Term Deferral Period in relation to the part of the Option being exercised.

7.6
Subject to Rule 7.7, where an Option Holder holding a Nominal-Cost Option ceases to be Connected for one of the following reasons:

7.6.1
death;

7.6.2
disability, injury or ill health (evidenced to the satisfaction of the Board);

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7.6.3
redundancy (within the meaning of the Employment Rights Act 1996);

7.6.4
the Option Holder’s Employer ceasing to be a Group Company; or

7.6.5
the business in which the Option Holder is employed being transferred to a person that is not a Group Company,

the Nominal-Cost Option may be exercised (in accordance with Rule 8.1) to the extent of the Vested Shares following the Option Holder ceasing to be Connected. The Option shall be automatically exercised to the extent of those Vested Shares in accordance with Rule 8.6 (subject to Rules 7.7 and 8.7) on the last Tuesday that is a dealing day on NASDAQ of the month following the month in which the date of cessation falls, if not already exercised. If Rule 7.7 or 8.7 applies so that the Nominal-Cost Option is not automatically exercised on that date, the Option shall remain exercisable in relation to those Vested Shares for the period of three months from the date the Option Holder ceases to be Connected (or such longer period as the Board may specify before the end of that three-month period). For the avoidance of doubt, automatic exercise pursuant to this Rule 7.6 shall not apply to any portion of the Nominal-Cost Option which pursuant to Rule 7.5 becomes exercisable in addition to the Vested Shares.
7.7
A Nominal-Cost Option may be granted on terms that either the whole of Rule 7.6 does not apply to it, or that automatic exercise pursuant to Rules 7.6 and 8.6 does not apply to it, or that automatic exercise pursuant to Rule 7.6 shall occur on a day other than the day specified in Rule 7.6.

7.8
Save for the express requirements of Rule 7.5 there are absolutely no restrictions (or implied restrictions) under these Rules or otherwise on the Board’s freedom to make whatever decision it wishes (or no decision at all) under Rule 7.5. In doing so, the Board may take into account (or disregard) whatever factors it wishes. An Option Holder shall have no entitlement to, and may not claim, compensation or damages (or any other remedy) from any Group Company or any former Group Company in respect of any Board decision under Rule 7.5 (or any failure by the Board to consider making a decision).

7.9
An Option (or part of an Option, with references to “Option” in this Rule 7.9 including a reference to part of an Option where the context so permits) shall immediately lapse and cease to be exercisable on the earliest to occur of the following:

7.9.1
if, in the case of an EMI Option, within the period of 60 days commencing on the Date of Grant, the Option Holder does not correctly complete, sign and return the relevant EMI Notice and return it to the Option Holder’s Employer;

7.9.2
subject to Rules 7.5, 7.6, 11 and 13, if the Option Holder ceases to be Connected for any reason (including death);

7.9.3
if the Board shall have exercised its discretion pursuant to Rule 7.5 and the relevant Option shall not have been validly exercised within the period allowed for exercise and specified by the Board pursuant to Rule 7.5, at the end of that period;

7.9.4
if a Nominal-Cost Option (or part of a Nominal-Cost Option) is exercisable pursuant to Rule 7.6 and shall not have been validly exercised within the period allowed for exercise pursuant to that Rule, at the end of that period.

7.9.5
at 5.00pm GMT on the day preceding the tenth anniversary of the Date of Grant;

7.9.6
in relation to part of an RSU-style Option to which Rule 8.5 applies, at the end of any period for exercise specified pursuant to that Rule;

7.9.7
in relation to part of an RSU-style Option, at 5.00 pm GMT on the last day of the Short-Term Deferral Period applicable to that part of the Option;

7.9.8
if the Option (or any rights under it) is transferred or assigned (other than to the Personal Representatives of the Option Holder on the death of the Option Holder), mortgaged, charged

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or any other security interest created over it or otherwise disposed of by the Option Holder or the Option Holder attempts to do any such thing;
7.9.9
if the Option Holder is adjudged bankrupt under Part IX of the Insolvency Act 1986, or applies for an interim order under Part VIII of the Insolvency Act 1986, or proposes or makes a voluntary arrangement under Part VIII of the Insolvency Act 1986, or takes similar steps, or is similarly affected under the laws of any jurisdiction that correspond to those provisions of the Insolvency Act 1986;

7.9.10
at the end of the 40 day period referred to in Rule 11.1 or, if earlier, at the end of any period specified by the Board pursuant to Rule 11.2;

7.9.11
at the end of the 40 day period referred to in Rule 13.1 or, if earlier, at the end of any period specified by the Board pursuant to Rule 13.2;

7.9.12
if any Performance Target to which the Option is subject becomes incapable of being attained by the end of the relevant Performance Period.

8.
MANNER OF EXERCISE OF OPTIONS

8.1
Save where an Option is automatically exercised in accordance with Rules 8.4 or 8.6, an Option shall be exercised in whole or in part by the Option Holder (or, as the case may be, his Personal Representatives) delivering to the Company (acting as agent of the Grantor) a written exercise notice (in such form prescribed by the Board from time to time, which can, without limitation, be in electronic form) specifying the number of Shares in respect of which the Option is being exercised. Such notice shall be accompanied by the payment of an amount equal to the Option Price multiplied by the number of Shares specified in the exercise notice in respect of which the Option is exercised and by any payment required under Rule 9 and/or any documentation relating to arrangements or agreements required under Rule 9 (save to the extent the Option Holder enters into other arrangements satisfactory to the Company for the payment of any such sum in relation to the Exercise Price and/or any sum required to be paid under Rule 9).

8.2
Where an Option is exercised in part only the balance of the Option not thereby exercised shall continue to be exercisable in accordance with these Rules and the relevant Option Agreement or Deed of Grant.

8.3
Any exercise notice shall be invalid:

8.3.1
to the extent that it is inconsistent with the Option Holder’s rights under these Rules and/or the Option Agreement or Deed of Grant; and

8.3.2
if any of the requirements of Rule 8.1 are not met; or

8.3.3
if any payment referred to in Rule 8.1 is made by a cheque that is not honoured on first presentation or in any other manner which fails to transfer the expected value to the Company.

8.4
Subject to Rule 8.5, an RSU-style Option shall be automatically exercised to the full extent of the Vested Shares on the day it first becomes exercisable in relation to those Vested Shares by reason of the conditions set out in any applicable Vesting Schedule or Performance Targets being met (or if that day is not a dealing day on NASDAQ, the next day that is a dealing day), subject to and in accordance with the provisions of Rule 8.7 and 8.8. For the avoidance of doubt this Rule 8.4 shall not apply to any part of the RSU-style Option that becomes exercisable in accordance with Rule 7.5, Rule 11 or Rule 13.

8.5
An RSU-style Option may be granted on terms that Rule 8.4 does not apply to it. In such cases, the Board may specify a period for the exercise of each part of the RSU-style Option following the Shares in that part becoming Vested Shares (such period not to exceed the Short-Term Deferral Period applicable to that part), and if not exercised by the end of that period that part of the Option shall lapse.

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8.6
A Nominal-Cost Option shall be automatically exercised to the full extent of the Vested Shares in the circumstances set out in Rule 7.6 (save where Rule 7.7 applies to that Nominal-Cost Option), subject to and in accordance with the provisions of Rule 8.7 and 8.8.

8.7
No Option shall be automatically exercised at any time when a notice to exercise the Option would be invalid under Rule 8.9.1 or 8.9.2, or at any time when the exercise of the Option, or any sale of Shares or ADSs derived from Shares necessary to effect the automatic exercise of the Option, would be prohibited by applicable law or regulation or the Company’s Insider Trading Policy from time to time, or at a time when ADSs are not listed on NASDAQ. In any case where the automatic exercise of the Option is prevented by this Rule 8.7, the Option may be exercised in accordance with the provisions of Rule 8.1 at any time the exercise of the Option is not otherwise prevented by these Rules.

8.8
Where an Option is automatically exercised the Company shall take such steps as it considers necessary in relation to the exercise of the Option and to allot and/or issue the relevant Shares to the Option Holder or to a nominee for him sell or procure the sale of sufficient Vested Shares or ADSs derived from those Vested Shares on or following exercise of the Option on his behalf to ensure that the Company receives the amount required to meet the Option Price and any Tax Liability and any associated costs, taxes, duties and other expenses associated with the sale of the Shares, the creation of ADSs from the Shares and/or the sale of ADSs created from the Shares as authorised by the Option Holder in accordance with Rule 3.4B. The balance of the Shares and/or ADSs not sold in accordance with these provisions shall be held in an account in the name of the Option Holder or of a nominee for the Option Holder.

8.9
A notice to exercise an Option by an Option Holder will be invalid:

8.9.1
when any Group Company has begun disciplinary proceedings against the relevant Option Holder which have not been concluded; or

8.9.2
while any Group Company is investigating the relevant Option Holder’s conduct and may as a result begin disciplinary proceedings; or

8.9.3
while there is a breach of the relevant Option Holder’s contract of employment which entitles any Group Company to dismiss the Option Holder (whether or not the Group Company is aware of that breach); or

8.9.4
at any time when the relevant Option Holder is no longer employed by a Group Company but the Option remains capable of exercise, if there was a material breach of the Option Holder’s employment contract:

(a)
of which no Group Company was aware (or not fully aware) until after:

(i)
the time when the Option Holder ceased employment; and

(ii)
the time when the Board decided to permit the exercise of the Option following the Option Holder’s cessation of employment (if such permission has been granted); and

(b)
which would have prevented the grant or exercise of the Option, had any Group Company been aware (or fully aware) of that breach at the relevant time.

8.10
The Board shall treat Option Holders fairly and reasonably when making decisions or taking steps under Rule 8.9.

8.11
The Company may permit the Option Holder to correct any defect referred to in Rule 8.3.2 or 8.3.3 (but shall not be obliged to do so). The date of any corrected exercise notice shall be the date of the correction rather than the original notice date for all other purposes of the Scheme.

8.12
Subject to the other Rules of this Scheme, as soon as practicable and in any event not more than 30 days after receipt by the Company of a valid notice exercising an Option or the automatic exercise of an Option, the Shares in respect of which the Option has been exercised shall be allotted and/or

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issued by the Company to the Option Holder (or a nominee for the Option Holder), or shall be transferred to the Option Holder (or a nominee for the Option Holder).
8.13
The Company shall be responsible for any stamp duty payable by an Option Holder in respect of the transfer of any Shares to him pursuant to the exercise of an Option.

8.14
Except for any rights determined by reference to a date before the date of allotment, Shares allotted and issued in satisfaction of the exercise of an Option shall rank equally in all respects with the other shares of the same class in issue at the date of allotment.

9.
TAX LIABILITIES

9.1
Each Option Agreement shall include the Option Holder’s irrevocable agreement to:

(a)
pay to the Option Holder’s Employer the amount of any Tax Liability; or

(b)
enter into arrangements to the satisfaction of the Option Holder’s Employer for payment of any Tax Liability.

Where an Option is granted by Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s irrevocable agreement to these terms.
9.2
Unless the Option Holder’s Employer directs that it shall not, each Option Agreement shall include the Option Holder’s irrevocable agreement that:

(a)
the Option Holder’s Employer may recover the whole or any part of any Employer NICs from the Option Holder; and

(b)
at the request of the Option Holder’s Employer, the Option Holder shall elect (using a form approved by HMRC) that the whole or any part of the liability for Employer NICs shall be transferred to the Option Holder.

Where an Option is granted by Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s irrevocable agreement to these terms (unless the Option Holder’s Employer directs that it shall not).
9.3
The Option Holder’s Employer may decide to release the Option Holder from, or not to enforce, any part of the Option Holder’s obligations in respect of Employer NICs under Rule 9.1 and 9.2.

9.4
If an Option Holder does not fulfil his obligations under either Rule 9.1(a) or Rule 9.1(b) in respect of any Tax Liability arising from the exercise of an Option within seven days after the date of exercise and Shares are readily saleable at that time, the Grantor shall withhold Sufficient Shares from the Shares which would otherwise be delivered to the Option Holder. From the net proceeds of sale of those withheld Shares, the Granter shall pay to the Option Holder’s Employer an amount equal to the Tax Liability and shall pay any balance to the Option Holder. The Option Holder’s obligations under Rule 9.1(a) and Rule 9.1(b) shall not be affected by any failure of the Company to withhold Shares under this Rule 9.4.

9.5
Option Holders shall have no rights to compensation or damages on account of any tax or National Insurance contributions liability which arises or is increased (or is claimed to arise or be increased) in whole or in part because of:

(a)
any decision of HMRC that an Option does not meet the requirements of Schedule 5 ITEPA 2003 and is therefore not an EMI Option, however that decision may arise;

(b)
any Disqualifying Event, however that event may be caused; or

(c)
the timing of any decision by the Board to permit the exercise of an Option under Rule 7.5.

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9.6
Each Option Agreement shall include the Option Holder’s irrevocable agreement to enter into a joint election, under section 431(1) or section 431(2) of ITEPA 2003, in respect of the Shares to be acquired on exercise of the relevant Option, if required to do so by the Company or Option Holder’s Employer, on or before any date of exercise of the Option. Where an Option is granted by Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s irrevocable agreement to enter into such an election if so required.

9.7
Each Option Agreement shall include a power of attorney appointing the Company as the Option Holder’s agent and attorney for the purposes of Rule 9.4 and Rule 9.6. Where an Option is granted by way of Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s appointment of the Company as the Option Holder’s agent for the purposes of Rule 9.4 and Rule 9.6.

10.
NON-TRANSFERABILITY OF OPTIONS

10.1
During his lifetime, only the individual to whom an Option is granted may exercise that Option. Options (and any rights arising under them) may not be transferred or assigned or have any charge or other security interest created over them.

11.
TAKEOVERS

11.1
Subject to Rules 11.2 and 12, if any person (“the Controller”) acquires control of the Company as a result of:

11.1.1
making an offer to acquire the whole of the issued share capital of the Company which is made on a condition such that, if it is satisfied, the Controller will (on its own account or acting together with others) have control of the Company; or

11.1.2
making an offer to acquire all the shares in the Company which are of the same class as the Shares (on its own account or acting together with others); or

11.1.3
entering into a share sale and purchase agreement which will result in the Controller obtaining Control of the Company upon completion (on its own account or acting together with others);

the Option Holder shall, whether or not he subsequently or in consequence of the change in control ceases to be Connected for any reason but subject to the provisions of Rules 7.1 and 7.2, be entitled to exercise his Option to the extent of the Vested Shares (or any higher number as may be permitted under Rule 7.3) within the period of 40 days beginning with the date when the Controller has obtained control of the Company and (if relevant) any condition subject to which the offer is made has been satisfied and to the extent that the Option is not exercised within such period it shall lapse and cease to be exercisable.
11.2
Notwithstanding Rule 11.1, if a person makes such an offer as is referred to in Rule 11.1.1 or 11.1.2 or negotiates a share sale and purchase agreement with the shareholders of the Company which will result in a change in control, the Board may, in its absolute discretion and by notice in writing to all Option Holders, declare all outstanding Options to be exercisable in respect of all Option Shares which would become Vested Shares (or any higher number as may be permitted under Rule 7.3) upon such change of control in anticipation of the change in control during a reasonable limited period specified by the Board in the notice (which period shall end immediately before the Controller obtains control of the Company, if it has not already ended). If the Board so declares, all outstanding Options may be exercised at any time during such period. If not exercised, the Options shall lapse immediately upon the expiry of such period.

11.3
Subject to Rules 11.4 and 12, If the court sanctions a compromise or arrangement under s899 Companies Act 2006 pursuant to which another person will acquire control of the Company, the Option Holder shall, whether or not he subsequently or in consequence of the change in control ceases to be Connected for any reason but subject to the provisions of Rules 7.1 and 7.2, be entitled to

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exercise his Option to the extent of the Vested Shares (or any higher number as may be permitted under Rule 7.3) within the period of 40 days beginning with the date the court sanctions the compromise or arrangement.
11.4
Notwithstanding Rule 11.3, if the Board considers that a compromise or arrangement as referred to in Rule 11.3 will be sanctioned by the court, the Board may, in its absolute discretion and by notice in writing to all Option Holders, declare all outstanding Options to be exercisable in respect of all Option Shares which would become Vested Shares upon such sanction (or any higher number as may be permitted under Rule 7.3) in anticipation of the sanction during a reasonable limited period specified by the Board in the notice (which period shall end immediately before the court sanctions the compromise or arrangement, if it has not already ended). If the Board so declares, all outstanding Options may be exercised to the relevant extent at any time during such period. If not exercised, the Options shall lapse immediately upon the expiry of such period.

12.
QUALIFYING EXCHANGE OF SHARES

12.1
The provisions of Rule 12.2 shall have effect, and Rules 11.1 and 11.3 shall not apply if another company obtains (or will obtain) all the shares of the Company as a result of a “qualifying exchange of shares” (falling within paragraph 40 of Schedule 5 to ITEPA 2003) and the Option Holder is invited to release his rights under his Option in consideration of the grant to him of rights (the “Replacement Option”) which are equivalent but relate to shares in the acquiring company and the requirements of paragraphs 42 and 43 of Schedule 5 to ITEPA 2003 would be met in relation to the Replacement Option.

12.2
If the Option Holder does not agree to release his rights under his Option in consideration of the grant to him of such Replacement Option then his Option shall lapse and cease to be exercisable at the end of the period within which the Option Holder could have accepted such invitation.

13.
SALE

13.1
In the event of a Sale, Options may be exercised in respect of Vested Shares (or any higher number as may be permitted under Rule 7.3) whether or not the relevant Option Holder shall have ceased to be Connected subsequently to or in consequence of that Sale within the period of 40 days beginning with the date of the Sale and shall lapse and cease to be exercisable at the end of that period.

13.2
If the Board anticipates that a Sale may occur, the Board may invite Option Holders to exercise Options in respect of Option Shares which would become Vested Shares upon such Sale (or any higher number as may be permitted under Rule 7.3) within such period preceding such Sale as the Board may specify and, if an Option is not then exercised, it shall, unless the Board otherwise determines, lapse and cease to be exercisable at the end of that period.

14.
[RULE 14 IS NOT USED]

15.
VARIATION OF SHARE CAPITAL

15.1
If there is any variation of the share capital of the Company (whether that variation is a capitalisation issue (other than a scrip dividend), rights issue, consolidation, subdivision or reduction of capital or otherwise) which affects (or may affect) the value of Options to Option Holders, the Board may adjust the number and description of Shares subject to each Option and/or the Option Price of each Option in a manner which the Board, in its reasonable opinion, considers to be fair and appropriate. However:

15.1.1
the amendment of any Option granted by a Grantor other than the Company shall require the consent of that Grantor (which shall not be unreasonably withheld);

the Board should note that the amendment of an EMI Option:
(a)
may be a Disqualifying Event;

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(b)
may be regarded by HMRC as the release of the Option and the grant of a replacement share option which lacks EMI tax advantages; and

(c)
it is possible to consult the Small Company Enterprise Centre of HMRC before any amendment proposed to be made under this Rule 15 and obtain their informal confirmation that they do not consider that the amendment would fall within either (i) or (ii) above;

15.1.2
the total amount payable on the exercise of any Option in full shall not be increased; and

15.1.3
the Option Price for a Share to be newly issued on the exercise of any Option shall not be reduced below its nominal value (unless the Board resolves to capitalise, from reserves, an amount equal to the amount by which the total nominal value of the relevant Shares exceeds the total adjusted Option Price, and to apply such amount to pay-up the relevant Shares in full).

16.
RELATIONSHIP WITH EMPLOYMENT CONTRACT

16.1
This Scheme shall not form part of any contract of employment or letter of appointment between any Eligible Person and any Group Company and shall not confer on any Eligible Person any legal or equitable rights whatsoever against any such company nor give rise to any claim or cause of action at common law under statute or in equity.

16.2
The grant of an option shall not form part of the Option Holder’s entitlement to remuneration or benefits pursuant to his contract of employment or letter of appointment or count as wages or remuneration for pension purposes nor does the existence of a contract of employment or a letter of appointment between any person and any Group Company give such person any right or entitlement to have an Option granted to him in respect of any number of Shares or any expectation that an Option might be granted to him whether subject to any conditions or at all.

16.3
The rights and obligations of an Option Holder under the terms of his contract of employment or letter of appointment shall not be affected by the grant of an Option or his participation in this Scheme.

16.4
The rights granted to an Option Holder upon the grant of an Option shall not afford the Option Holder any rights or additional rights to compensation or damages in consequence of the loss or termination of his office or employment with any Group Company for any reason whatsoever (whether or not in circumstances giving rise to a claim for wrongful or unfair dismissal).

17.
VARIATIONS AND TERMINATION

17.1
The Board may from time to time in its absolute discretion, subject to Rules 17.2 and 17.3, amend, delete or add to the Rules of this Scheme in any respect as they deem desirable.

17.2
No amendment, deletion or addition shall be made which would adversely affect in any way any subsisting rights of Option Holders under the Scheme unless it is made:

17.2.1
with the prior written consent of such number of Option Holders as hold Options under the Scheme to acquire 75 per cent of the Shares which would be issued or transferred if all Options granted and subsisting under the Scheme were at that time exercised; or

17.2.2
by a resolution at a meeting of Option Holders passed by not less than 75 per cent of the Option Holders who attend and vote either in person or by proxy, and for the purposes of this Rule 17.2 the Option Holders shall be treated as a separate class of share capital and the provisions of the Articles of Association of the Company relating to class meetings shall apply mutatis mutandis.

17.3
This Scheme may be terminated at any time by a resolution of the Board or of the Company in general meeting, but if not terminated before then shall terminate on 10 April 2035. On termination, no further Options shall be granted, but Options granted prior to such termination shall continue to be valid and exercisable in accordance with these Rules.

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18.
HMRC REQUESTS

18.1
The Company shall provide to HMRC (within such time limit as the HMRC directs) any information in relation to this Scheme or the grant of Options under it and an Option Holder shall:

18.1.1
promptly provide to the Company such information as it may reasonably request; and

18.1.2
consent to the Company providing such information concerning him to HMRC for the purpose of complying with such request from HMRC.

19.
EMI

19.1
Except as described in this Rule, the Rules of this Scheme shall apply to EMI Options in exactly the same way as they apply to other Options.

19.2
No warranty, representation or undertaking of any nature is given to the holder of an EMI Option that the EMI Option is a qualifying option for the purposes of ITEPA 2003 or that a disqualifying event will not occur in relation to an EMI Option. Neither the Board, the Company nor any other person shall be liable to the Option Holder for any loss of whatsoever nature resulting from the failure for any reason of an Option granted as an EMI Option to meet the conditions of Schedule 5 to ITEPA 2003, whether such failure results from the inadvertent or deliberate act of the Board, the Company or any other person or for any other reason whatsoever.

20.
GENERAL

20.1
Any notice or other communication under or in connection with this Scheme may be given in such manner as the Board determines to be appropriate. Items sent by post shall be sent by pre-paid first-class post and shall be deemed to have been received at 12 noon on the second business day after posting. This Rule 20.1 shall not apply to the service of any proceedings or other documents in any legal action.

20.2
The Company shall at all times ensure that the Board is authorised to satisfy all rights from time to time subsisting under Options granted pursuant to this Scheme, taking account of any other obligations of the Company to allot and issue unissued Shares.

20.3
The Board’s decision on any matter relating to this Scheme including any disputes relating to an Option shall be final and binding.

20.4
The costs of introducing and administering this Scheme shall be borne by the Company.

20.5
The Scheme shall be administered by the Board and the Board shall have power from time to time to make or vary regulations for the administration and operation of this Scheme provided that such regulations are not inconsistent with these Rules.

20.6
Notwithstanding Rule 20.5, or anything else to the contrary in these Rules, any matter to be determined in relation to an Option granted or to be granted to, or held by, the Company’s chief executive officer or its other executive officers must be determined or recommended to the full board of the Company for determination either by:

20.6.1
independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate; or

20.6.2
a compensation committee comprised solely of independent directors.

This Rule 20.6 shall be interpreted in accordance with the NASDAQ Listing Rules, save that “independent director” shall mean a person who is both an independent director within the meaning of the NASDAQ Listing Rules and a non-employee director within the meaning of Rule16b-3 under the Securities Exchange Act of 1934 of the United States (the “Exchange Act”).
20.7
Subject always to Rule 20.6, the Board may delegate its powers to such person or persons as it determines, and on such terms as it determines, provided that the Board may not delegate its power

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and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Option granted to such an officer, director or other person.
20.8
The Company and any other Grantor shall not be obliged to provide Option Holders with copies of any materials sent to the holders of Shares.

20.9
The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Scheme nor to any Option granted under it and no person other than the parties referred to in these Rules including, without prejudice to the generality of the foregoing, the relevant Option Holder’s Employer and the parties to an Option shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

20.10
No individual shall have any claim against any member of the Group arising out of his not being admitted to participation in the Scheme which is entirely within the discretion of the Board.

20.11
In the case of the partial exercise of an Option, the Board may call in or endorse or cancel and reissue as it thinks fit, any certificate for the balance of Shares over which the Option was granted.

20.12
Neither the Company nor any Grantor shall be obliged to notify any Option Holder if an Option is due to lapse.

20.13
For the purposes of operating the Scheme, the Company will collect and process Personal Data in accordance with the privacy notice which has been made available to Option Holders.

21.
GOVERNING LAW AND JURISDICTION

21.1
These Rules and all Options granted hereunder shall be governed by and construed in accordance with English law.

21.2
The courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including a non-contractual dispute or claim) that arises out of or in connection with these Rules, the Scheme or its subject matter and any Option or its subject matter or formation.

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ANNEX B TO PROXY STATEMENT
Part II
Rules of the Adaptimmune Therapeutics plc 2025 Non-Employee Share Option Scheme

RULES of the
ADAPTIMMUNE THERAPEUTICS PLC 2025 NON-EMPLOYEE
SHARE OPTION SCHEME

Adopted by the Company on 11 April 2025

CONTENTS
1. DEFINITIONS	B-II-1
2. ELIGIBILITY FOR EMI OPTIONS	B-II-6
3. GRANT OF OPTIONS	B-II-6
3A. SCHEME LIMIT	B-II-8
4. OPTION PRICE	B-II-9
5. VESTING SCHEDULE AND PERFORMANCE TARGETS	B-II-9
6. LIMITS	B-II-10
7. EXERCISE AND LAPSE OF OPTIONS	B-II-10
8. MANNER OF EXERCISE OF OPTIONS	B-II-12
9. TAX LIABILITIES	B-II-14
10. NON-TRANSFERABILITY OF OPTIONS	B-II-15
11. TAKEOVERS	B-II-15
12. QUALIFYING EXCHANGE OF SHARES	B-II-16
13. SALE	B-II-16
14. [RULE 14 IS NOT USED]	B-II-16
15. VARIATION OF SHARE CAPITAL	B-II-16
16. RELATIONSHIP WITH EMPLOYMENT CONTRACT	B-II-17
17. VARIATIONS AND TERMINATION	B-II-17
18. HMRC REQUESTS	B-II-18
19. EMI	B-II-18
20. GENERAL	B-II-18
21. GOVERNING LAW AND JURISDICTION	B-II-19

B-II-i

RULES OF THE ADAPTIMMUNE THERAPEUTICS PLC 2025 NON-EMPLOYEE SHARE OPTION SCHEME (INCORPORATING ENTERPRISE MANAGEMENT INCENTIVE OPTIONS)
1.
DEFINITIONS

1.1
In these Rules, unless the context otherwise requires, the following words and expressions have the meanings set opposite them:

“ADS”	an American Depositary Share of the Company (also known as an American Depositary Receipt or ADR), each of which represents 6 Ordinary Shares (the underlying Ordinary Shares);
“Auditors”	the auditors for the time being of the Company or in the event of there being joint auditors such one of them as the Board shall select;
“Board”	the board of directors from time to time of the Company (or the directors present at a duly convened meeting of such board) or a duly authorised committee of directors appointed by that board of directors to carry out any of its functions under this Scheme;
“Company”	Adaptimmune Therapeutics plc, a company incorporated and registered in England with number 9338148;
“Connected”	means that the relevant individual is an employee or a director of, or a Consultant to, a Group Company;
“Consultant”	means any person who is providing consultancy services to a Group Company including, without prejudice to the generality of the foregoing, any member of any Scientific Advisory Board that may from time to time be established by the Company;
“control”	except as otherwise provided, has the meaning given in Section 719 of ITEPA 2003;
“Date of Grant”	the date on which an Option is granted as provided in Rule 3.6;
“Deed of Grant”	has the meaning given in Rule 3.4A;
“Disqualifying Event”	has the meaning given in sections 533 to 539 of ITEPA 2003;
“Eligible Person”	in relation to the grant of an Option which is not an EMI Option, any employee or director of a Group Company or any Consultant and in relation to the grant of an EMI Option, any employee of a Group Company who satisfies the eligibility criteria set out in Rule 2;
“EMI Notice”	a notice of an option which must be given to HMRC for that Option to be an EMI Option and which complies with the requirements of paragraph 44 of Schedule 5 to ITEPA 2003;
“EMI Option”	an Option which is a “qualifying option” as defined in paragraph 1(2) of Schedule 5 to ITEPA 2003;
“Employer NICs”	any secondary class 1 (employer) National Insurance contributions (or any similar liability for social security contribution in any jurisdiction) that the Option Holder’s Employer is liable to pay as a result of any Taxable Event (or which such person would be liable to pay in the

B-II-1

absence of an election of the type referred to in Rule 9.2(b)) and which may be lawfully recovered from the Option Holder.
“Grantor”
the person granting an Option pursuant to the Rules of this Scheme which may be:
(a)
the Company; or

(b)
the trustees of an employee benefit trust authorised by the Board to grant Options at the relevant time, subject to Rule 3.7; or

(c)
any other person authorised by the Board to grant Options at the relevant time, subject to Rule 3.7;

“the Group”	the Company and its subsidiaries from time to time;
“Group Company”	a company which is a member of the Group and includes the Company, whether or not it has any subsidiaries at the relevant time;
“HMRC”	HM Revenue & Customs;
“ITEPA 2003”	the Income Tax (Earnings and Pensions) Act 2003;
“Listing”	the listing of the securities of the Company on the London Stock Exchange plc (including for the avoidance of doubt the AIM Market) or any recognised investment exchange (as defined in section 285 of the Financial Services and Market Act 2000) including NASDAQ and NASDAQ Europe and their respective share dealing markets and the Listing shall be treated as occurring on the day on which trading in the securities of the Company begins;
“New Share Option”	a right to subscribe for Shares at the Option Price pursuant to and in accordance with these Rules;
“N.I. Regulations”	the laws, regulations and practices from time to time in force relating to liability for and the collection of National Insurance contributions;
“Nominal Cost Option”	an Option (other than an RSU-style Option) with an Option Price equal to the nominal value of an Ordinary Share (being £0.001 per Ordinary Share), if it is an option to acquire Ordinary Shares, or six times the nominal value of an Ordinary Share (being £0.006 per ADS), if it is an option to acquire ADSs, which is identified as such in the Option Agreement or Deed of Grant;
“Option”	a right to acquire Shares at the Option Price pursuant to and in accordance with these Rules;
“Option Agreement”	a written agreement executed in respect of the grant of an Option pursuant to Rule 3.4;
“Option Holder”	a person holding an Option, including, where applicable, his Personal Representatives;
“Option Holder’s Employer”	such Group Company as is the Option Holder’s employer or, if he has ceased to be employed within the Group, was his employer or such other Group Company, or other person as, under the PAYE Regulations or, as the case may be, the N.I. Regulations, or any other

B-II-2

statutory or regulatory enactment (whether in the United Kingdom or otherwise), is obliged to account for any Tax Liability;
“Option Price”	the price, as from time to time determined by the Board (with the prior consent of the Grantor, where appropriate), at which each Share subject to an Option may be acquired on the exercise of that Option which, if Shares are to be newly issued to satisfy the exercise of the Option, shall not be less than the nominal value of a Share;
“Option Shares”	the Shares over which an Option subsists;
“ordinary share capital”	all the issued share capital (by whatever name called) of the Company other than capital the holders whereof have a right to a dividend at a fixed rate but have no other right to share in the profits of the Company;
“Ordinary Shares”
fully paid irredeemable shares with a nominal value of £0.001 each in the ordinary share capital of the Company. For these purposes, in relation to an EMI Option, shares:
(a)
will not be fully paid-up if there is any undertaking to pay cash to the Company at a future date for those Shares; and

(b)
shall be treated as redeemable if they may become so at a future date;

“PAYE Regulations”	the regulations made under section 684 of ITEPA 2003;
“Performance Option”	an Option the exercise of which is subject to attainment of a Performance Target;
“Performance Period”	in relation to a Performance Option, the period (as determined by the Board) over which the performance of the Company and/or any other condition is to be measured for the purposes of determining whether and to what extent the Performance Target is met;
“Performance Target”	the condition or conditions imposed on the exercise of an Option pursuant to Rule 5 as amended and varied from time to time in accordance with these Rules;
“Personal Data”
any personal information which could identify an Option Holder, including but not limited to, the Option Holder’s:
(a)
date of birth;

(b)
home address;

(c)
telephone number;

(d)
e-mail address;

(e)
National Insurance number (or equivalent); or

(f)
Options under the Scheme or any other employee share scheme operated by the Company.

“Personal Representatives”	in relation to an Option Holder, the personal representatives of the Option Holder (being either the executors of his will to whom a valid grant of probate has been made or, if he dies intestate, the duly

B-II-3

appointed administrator(s) of his estate) who have produced to the Company evidence of their appointment as such;
“Qualifying Subsidiary”	a subsidiary which satisfies the conditions of paragraph 11 of Schedule 5 to ITEPA 2003;
“Regular Option”	an Option other than an RSU-style Option;
“Relevant Restriction”	a provision included in any contract, agreement, arrangement or condition (including the articles of association of the Company) to which any of sections 423(2), 423(3) or 423(4) of ITEPA 2003 would apply if references in them to employment related securities were references to Shares;
“RSU-style Option”	an Option (other than a Nominal-Cost Option) with an Option Price equal to the nominal value of an Ordinary Share (being £0.001 per Ordinary Share), if it is an option to acquire Ordinary Shares, or six times the nominal value of an Ordinary Share (being £0.006 per ADS), if it is an option to acquire ADSs, and which is identified as such in the Option Agreement or Deed of Grant;
“Sale”	an unconditional agreement being entered into for the sale to a person other than a Group Company of the whole, or substantially the whole, of the business and assets of the Company;
“Scheme”	this share option scheme as constituted and governed by these Rules, as from time to time amended in accordance with these Rules;
“Shares”	Ordinary Shares or ADSs, as the context so admits;
“Short-Term Deferral Period”	the short-term deferral period (within the meaning of Section 409A of the United States Internal Revenue Code and §1.409A-1(b)(4) of the United States Treasury Regulations);
“subsidiary”
a company which is a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006, except that any company that is a subsidiary under section 1159(1)(b) or section 1159(c) shall not cease to be a subsidiary for the purposes of these Rules (in particular, the definitions of Group, Group Company, Qualifying Subsidiary and Eligible Person) when shares in that subsidiary held by the Company (or by another subsidiary) are registered in the name of:
(a)
another person (or its nominee) solely by way of security or in connection with the taking of security; or

(b)
the Company’s (or another subsidiary’s) nominee;

“Sufficient Shares”	the smallest number of Shares which, when sold at the best price which can reasonably be expected to be obtained at the time of sale, will produce an amount at least equal to the relevant Tax Liability (after deduction of brokerage and any other charges or taxes on the sale);
“Takeover”	the Company coming under the control of a person or persons as mentioned in Rule 11;

B-II-4

“Taxable Event”
any event or circumstance that gives rise to a liability for the Option Holder to pay income tax and National Insurance contributions or either of them (or their equivalents in any jurisdiction) in respect of:
(a)
the Option, including its exercise, its assignment or surrender for consideration, or the receipt of any benefit in connection with it;

(b)
any Shares (or other securities or assets):

(i)
earmarked or held to satisfy the Option;

(ii)
acquired on exercise of the Option;

(iii)
acquired as a result of holding the Option; or

(iv)
acquired in consideration of the assignment or surrender of the Option; or

(c)
any securities (or other assets) acquired or earmarked as a result of holding Shares (or other securities or assets) mentioned in (b); or

(d)
any amount due under PAYE in respect of securities or assets within (a) to (c) above, including any failure by the Option Holder to make good such an amount within the time limit specified in section 222 of ITEPA 2003.

“Tax Liability”
the total of:
(a)
any income tax and primary class 1 (employee) National Insurance contributions (or their equivalents in any jurisdiction) for which the Option Holder’s Employer may be liable to account (or reasonably believes it is or may be liable to account) as a result of any Taxable Event; and

(b)
any Employer National Insurance contributions that any employer (or former employer) of the Option Holder is or may be liable to pay (or reasonably believes it is or may be liable to pay) as a result of any Taxable Event which can be recovered lawfully from the Option Holder;

“Vested Shares”	Shares which, subject to the following rules of this Scheme, may at the relevant time be acquired by the exercise of an Option in accordance with these Rules in consequence of the conditions set out in any applicable Vesting Schedule or Performance Targets being met.
“Vesting Schedule”	such one or more time-based conditions as may be specified by the Board in the Option Agreement or Deed of Grant as mentioned in Rules 5.1 and 5.2.

1.2
Where the context so admits or requires, the singular includes the plural and the masculine includes the feminine and neuter and vice versa.

1.3
References to Rules are to Rules of this Scheme as from time to time amended in accordance with their provisions.

1.4
A reference to a statute or statutory provision is a reference to it as in force at the relevant time, taking account of any amendment, extension or re-enactment and includes any subordinate legislation in force and made under it.

1.5
References to “writing” and “written” includes faxes, email and other forms of electronic communication which can be read.

B-II-5

1.6
A reference to a “person” includes any individual, firm, body corporate, unincorporated association, partnership, joint venture, government or state or agency of state (whether or not having a separate legal personality).

1.7
Headings shall not affect the interpretation of these Rules.

1.8
This Scheme is subject to approval by the shareholders of the Company. This Scheme shall be effective as of its approval by the shareholders of the Company.

2.
ELIGIBILITY FOR EMI OPTIONS

2.1
A person is eligible to be granted an EMI Option if (and only if) he is an employee of the Company or a Qualifying Subsidiary and his committed time to the relevant company amounts to at least 25 hours a week, or if less, 75% of his “working time” (as that expression is defined by paragraph 27(1) of Schedule 5 to ITEPA 2003), and which includes time which the employee would have been required to so spend but for injury, ill health, disability, pregnancy, childbirth, maternity, paternity or parental leave, reasonable holiday entitlement or not being required to work during a period of notice of termination, in compliance with paragraph 26 of Schedule 5 to ITEPA 2003.

2.2
A person is not eligible to be granted an EMI Option at any time when he is not eligible to participate in the Scheme by virtue of paragraph 28 of Schedule 5 to ITEPA 2003 (no material interest requirement).

3.
GRANT OF OPTIONS

3.1
Subject to the limitations and conditions of this Scheme, in its absolute discretion, any Grantor may, on such dates as it shall determine, grant Options (whether or not intended to be EMI Options) to such Eligible Persons as it may in its absolute discretion select.

3.2
Options:

3.2.1
may not be granted at any time when such grant would be prohibited by, or in breach of, any law or regulation with the force of law; or

3.2.2
which are intended to be EMI Options shall only be granted when the Company is a qualifying company as defined in paragraph 8 of Schedule 5 to ITEPA 2003.

3.3
The Grantor may impose a condition preventing the exercise of an Option unless the Option Holder shall have entered into a Deed of Adherence (in such form as may be required by the Company) with the Company and all persons who at the date of exercise of the Option are holders of shares in the capital of the Company whereby the Option Holder becomes a party to any Shareholders’ Agreement or other document having a similar effect which is in force between the Company and all persons who at the date of exercise of the Option are holders of shares in the capital of the Company.

3.4
Subject to Rule 3.4A, an Option shall be granted by the Grantor and the Option Holder executing as a deed an agreement, in such form as the Board may from time to time determine. Each Option Agreement shall:

3.4.1
if such be the case, specify that the Option is intended to be an EMI Option and is granted in accordance with the provisions of Chapter 9 of Part 7 of and Schedule 5 to ITEPA 2003;

3.4.2
specify the Date of Grant;

3.4.3
identify the Grantor;

3.4.4
specify the number of Shares over which the Option is granted;

3.4.5
(in relation to Options granted after 1 January 2018) specify whether the Option is granted over Ordinary Shares or ADSs;

3.4.6
specify the Option Price;

B-II-6

3.4.7
specify any Performance Target and Performance Period imposed pursuant to Rule 5 (and any restrictions that apply to the variation or waiver of any such Performance Target) and any condition imposed under Rule 3.3;

3.4.8
specify the Vesting Schedule applicable to the Option;

3.4.9
specify if the Option is either a Nominal-Cost Option or an RSU-style Option;

3.4.10
for a Regular Option, specify the last date on which the Option may be exercised (subject to Rule 7.1) and assuming that the Option is not exercised earlier and no event occurs to cause the Option to lapse earlier;

3.4.11
specify the extent to which Rule 7.7 or Rule 8.5 applies to the Option, if applicable

3.4.12
specify how the Option may be exercised;

3.4.13
specify details of any Relevant Restrictions attaching to the Option Shares;

3.4.14
specify that the Option is subject to these Rules;

3.4.15
include the terms required by Rule 9.1, Rule 9.2 and Rule 9.6;

3.4.16
include the power of attorney required by Rule 9.7; and

3.4.17
include a term giving effect to Rule 3.9.

3.4A
Notwithstanding Rule 3.4, in relation to Options other than EMI Options, Options may be granted by the Grantor executing a deed poll (a “Deed of Grant”), which may cover a number of Options. A Deed of Grant shall specify the information set out in Rule 3.4.2 to 3.4.11, together with any other terms of the Option not inconsistent with these Rules, in relation to each Option granted by it. Where an Option is granted by way of a Deed of Grant:

3.4A.1
the information set out in Rule 3.4.2 to 3.4.14 (and any other terms of the Option contained in the Deed of Grant) shall be provided to the Option Holder (and may be provided in an electronic manner); and

3.4A.2
a Nominal-Cost Option or an RSU-style Option shall, and any other Option may, be subject to a condition that if the terms of the Option are not accepted by the Option Holder in such manner as the Board may specify within a period of 30 days (or such other period as the Board considers appropriate) from the Date of Grant, the Option shall lapse.

3.4B
By accepting the terms of a Nominal-Cost Option or an RSU-style Option, whether by entering into the Option Agreement or in accordance with Rule 3.4A.2, in addition to the other terms of the Option as set out in the Rules and the Option Agreement or Deed of Grant, the Option Holder agrees to the following in relation to any automatic exercise of the Option as provided in Rule 8.4 or 8.6:

3.4B.1
the Option Holder undertakes to pay the Option Price to the Company upon the exercise of the Option;

3.4B.2
the Option Holder authorises the Company to allot and/or issue the Shares resulting from the exercise to the Option Holder or to a nominee for the Option Holder (chosen by the Company), and if the Shares are in the form of Ordinary Shares take all steps necessary in the name of the Option Holder (or authorise others to take those steps) to transfer the Ordinary Shares into a depositary system for the creation of ADSs in relation to those Ordinary Shares;

3.4B.3
the Option Holder authorises the Company to sell or procure the sale of sufficient Vested Shares (or ADSs derived from those Shares) on or following exercise of his Option on his behalf to ensure that the Company receives:

(a)
the amount required to discharge the undertaking to pay referred to in Rule 3.4B.1 (and authorises the Company to apply that amount in discharging the undertaking);

B-II-7

(b)
the amount required to pay to the Option Holder’s Employer the amount of any Tax Liability arising from the exercise of the Option (and authorises the Company to pay that amount to the Option Holder’s Employer); and

(c)
the amount of any costs, stamp duty or stamp duty reserve tax or similar duties, taxes or other expenses incurred in relation to the creation of ADSs, the sale of the Vested Shares or the sale of ADSs derived from the Vested Shares (and authorises the Company to apply that amount in the payment of those costs etc); and

3.4B.4
the Option Holder authorises the Company or any person appointed by the Company to take any such further acts on behalf of and in the name of the Option Holder as may be necessary or desirable to effect the automatic exercise of the Option.

3.5
No amount shall be paid by an Eligible Person for the grant of an Option.

3.6
The date of the agreement executed pursuant to Rule 3.4, or the date of execution of the deed poll referred to in Rule 3.4A, shall be taken for all purposes of this Scheme as the Date of Grant in respect of the relevant Option.

3.7
An Option shall not be granted by any person other than the Company without the prior approval of the Board and such person will only be authorised to grant Options after it has entered into an irrevocable undertaking to the Company for the benefit of the Company and an Option Holder’s Employer that such person will fulfil its obligations as Grantor under these Rules.

3.8
In the case of an EMI Option, within 30 days after the Date of Grant, the Option Holder shall correctly complete, sign and date the relevant EMI Notice and return it to the Option Holder’s Employer.

3.9
If an Option Holder granted an EMI Option does not correctly complete, sign and date the relevant EMI Notice and return it to the Option Holder’s Employer within 60 days after the Date of Grant the relevant Option shall automatically lapse at the end of that period.

3.10
The Option Holder’s Employer shall, in respect of any Option intended to be an EMI Option:

3.10.1
send an original of the duly completed EMI Notice so as to be received by the Small Company Enterprise Centre of HMRC within the period of 92 days after the relevant Date of Grant (or such other period as may be specified by paragraph 44 of Schedule 5 to ITEPA 2003 at the relevant time); and

3.10.2
keep each Option Agreement available for inspection by HMRC at any time.

3.11
The Option Agreement, or the information provided in accordance with Rule 3.4A.1, shall serve as evidence of the grant of the Option and accordingly no certificates shall be issued to the Option Holder.

3A.
SCHEME LIMIT

3A.1
No Option may be granted if, immediately following the grant, it would make the aggregate number of Ordinary Shares subject to awards made under the Scheme exceed the Scheme Limit. For these purposes, if awards (including Options) are granted over ADSs, the reference in this Rule 3A to Ordinary Shares subject to awards shall be taken to include the Ordinary Shares underlying the ADSs subject to those awards.

3A.2
The “Scheme Limit” at any time shall be 17,000,000 Ordinary Shares.

3A.3
For the purposes of Rule 3A.1, Ordinary Shares subject to awards which have been satisfied (in whole or in part) shall be included (to the extent that the relevant award has been satisfied), and Ordinary Shares subject to awards which (in whole or in part) have lapsed or otherwise become incapable of exercise (other than by reason of the satisfaction thereof) shall not be included (to the extent that the relevant award has lapsed or otherwise become incapable of exercise).

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4.
OPTION PRICE

4.1
Subject to Rules 4.2 and 4.3 and any adjustment being made pursuant to Rule 15, the Option Price shall be determined by the Board (with the prior consent of the Grantor, where appropriate).

4.2
Save where the Company intends that the Option be satisfied by the transfer of existing Shares, the Option Price shall not be less than the nominal value of a Share.

4.3
The Option Price for a Nominal-Cost Option and an RSU-style Option shall be the nominal value of a Share.

5.
VESTING SCHEDULE AND PERFORMANCE TARGETS

5.1
An Option may be granted subject to either, or both, a Vesting Schedule and Performance Targets as the Board shall determine.

5.2
An Option may be granted on terms that different proportions of the Option Shares shall respectively become Vested Shares if the Option Holder is continuously Connected throughout such different periods, beginning with the Date of Grant, as the Board shall specify in the Option Agreement or the Deed of Grant.

5.3
An Option may be granted on terms that the extent to which the Option Shares become Vested Shares shall depend upon the extent to which one or more Performance Targets specified in the Option Agreement or Deed of Grant is attained (so that if and insofar as any such Performance Target is not attained, the Option shall then lapse and cease to be exercisable in respect of the proportion of Option Shares which does not then become Vested Shares).

5.4
A Performance Target may be specified to apply to the whole or part only of an Option.

5.5
After an Option has been granted the Board may (with the consent of the Grantor, where appropriate) amend a Vesting Schedule so as to bring forward the time at which any Option Shares shall become Vested Shares or vary any Performance Target imposed pursuant to Rule 5.1 PROVIDED THAT no such variation shall be made unless an event has occurred or events have occurred in consequence of which the Board reasonably considers that the terms of the existing Performance Targets should be so varied for the purpose of ensuring that either the objective criteria against which the performance of the Group and/or any Group Company and/or any division and/or the Option Holder will then be measured will be, in the reasonable opinion of the Board, a fairer measure of such performance or that any varied Performance Target will afford a more effective incentive to Option Holders and will be no more difficult to satisfy than was the Performance Target when first set.

5.6
After an Option has been granted the Board may (with the consent of the Grantor, where appropriate), waive in whole or in part any requirement that a Performance Target be met as a condition of exercise of an Option PROVIDED THAT no such waiver shall be made unless an event or events have occurred in consequence of which the Board reasonably considers that the terms of the existing Performance Target no longer afford an effective incentive to the Option Holder.

5.7
The Board shall determine whether, and to what extent, any Performance Targets have been satisfied.

5.8
If an Option is subject to any Performance Target, the Board shall notify the Option Holder (and the Grantor, if not the Company) within a reasonable time after the Board becomes aware of the relevant information:

5.8.1
whether (and, if relevant, to what extent) the Performance Target has been satisfied and the relevant Option has therefore vested;

5.8.2
of any subsequent change in whether, or the extent to which, the Performance Target has been satisfied;

5.8.3
when that Performance Target has become incapable of being satisfied, in whole or in part; and

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5.8.4
of any waiver or variation of that Performance Target under Rule 5.5 or 5.6.

5.9
The number of Shares in respect of which an Option shall become vested on any occasion shall be rounded to the nearest whole number.

5.10
If, in consequence of a Performance Target being met, an Option becomes vested in respect of some but not all of the Option Shares, it shall thereupon lapse and cease to be exercisable in respect of the balance of the Option Shares if such Performance Target is incapable of being met in respect of the balance of such Option Shares.

6.
LIMITS

6.1
Unless permitted by Schedule 5 to ITEPA 2003 or such other legislation as may from time to time govern the granting of EMI Options, no person shall be granted EMI Options which would, at the time they are granted, result in that person exceeding the £250,000 maximum entitlement as prescribed in paragraph 5 of Schedule 5 to ITEPA 2003 (or such other amount as may be specified by Schedule 5 to ITEPA 2003 at the relevant time).

6.2
Unless permitted by Schedule 5 to ITEPA 2003 or such other legislation as may from time to time govern the granting of EMI Options, no person shall be granted EMI Options which would, at the time that they are granted, result in the Company exceeding the £3,000,000 maximum value of shares prescribed in paragraph 7 of Schedule 5 to ITEPA 2003 (or such other amount as may be specified by Schedule 5 to ITEPA 2003 at the relevant time).

6.3
A Grantor may only grant EMI Options whilst the requirements of Schedule 5 to ITEPA 2003 are met and if any of the requirements are not met, the Option shall continue to subsist but not as an EMI Option.

6.4
For the avoidance of doubt, the limitations under this Rule 6 do not apply to Options which are not EMI Options.

7.
EXERCISE AND LAPSE OF OPTIONS

7.1
A Regular Option shall not in any event be exercised later than 5.00 pm GMT on the day immediately preceding the tenth anniversary of the Date of Grant or such earlier date as may be specified in the relevant Option Agreement or Deed of Grant and shall lapse if not exercised by such date.

7.2
A part of an RSU-style Option shall not in any event be exercised later than 5.00 pm GMT on the last day of the Short-Term Deferral Period applicable to that part of the Option and shall lapse if not exercised by that time.

7.3
Subject to Rules 11.2, 11.3 and 13.2 an Option may only ever be exercised in respect of Vested Shares or such greater proportion of the Option Shares as may be notified in writing to the Option Holder by the Board.

7.4
Except as mentioned in Rules 7.5, 7.6, 11 and 13 or as otherwise provided in the relevant Option Agreement or Deed of Grant an Option may not be exercised unless the Option Holder is at the time of exercise Connected.

7.5
Subject to Rule 7.6, if an Option Holder ceases to be Connected then an Option granted to him may only be exercised (if at all) in relation to such proportion of the Option Shares, and (subject to Rule 7.1) within such period, as the Board shall (with the consent of the Grantor, where appropriate) determine and notify to the Option Holder (or, where appropriate, his Personal Representatives) and shall otherwise lapse and cease to be exercisable on the date of cessation PROVIDED THAT unless such determinations are made by the Board prior to the expiry of the period of three months beginning with the date on which the Option Holder ceases to be so Connected then such Option may not be exercised and shall be deemed to have lapsed and ceased to be exercisable as from the date of such cessation. Where the Board allows the exercise of an RSU-style Option under this Rule 7.5, the period for the exercise of the Option shall not exceed the Short-Term Deferral Period in relation to the part of the Option being exercised.

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7.6
Subject to Rule 7.7, where an Option Holder holding a Nominal-Cost Option ceases to be Connected for one of the following reasons:

7.6.1
death;

7.6.2
disability, injury or ill health (evidenced to the satisfaction of the Board);

7.6.3
redundancy (within the meaning of the Employment Rights Act 1996);

7.6.4
the company in relation to which the Option Holder is Connected ceasing to be a Group Company; or

7.6.5
the business in relation to which the Option Holder is Connected being transferred to a person that is not a Group Company,

the Nominal-Cost Option may be exercised (in accordance with Rule 8.1) to the extent of the Vested Shares following the Option Holder ceasing to be Connected. The Option shall be automatically exercised to the extent of those Vested Shares in accordance with Rule 8.6 (subject to Rules 7.7 and 8.7) on the last Tuesday that is a dealing day on NASDAQ of the month following the month in which the date of cessation falls, if not already exercised. If Rule 7.7 or 8.7 applies so that the Nominal-Cost Option is not automatically exercised on that date, the Option shall remain exercisable in relation to those Vested Shares for the period of three months from the date the Option Holder ceases to be Connected (or such longer period as the Board may specify before the end of that three-month period). For the avoidance of doubt, automatic exercise pursuant to this Rule 7.6 shall not apply to any portion of the Nominal-Cost Option which pursuant to Rule 7.5 becomes exercisable in addition to the Vested Shares.
7.7
A Nominal-Cost Option may be granted on terms that either the whole of Rule 7.6 does not apply to it, or that automatic exercise pursuant to Rules 7.6 and 8.6 does not apply to it, or that automatic exercise pursuant to Rule 7.6 shall occur on a day other than the day specified in Rule 7.6.

7.8
Save for the express requirements of Rule 7.5 there are absolutely no restrictions (or implied restrictions) under these Rules or otherwise on the Board’s freedom to make whatever decision it wishes (or no decision at all) under Rule 7.5. In doing so, the Board may take into account (or disregard) whatever factors it wishes. An Option Holder shall have no entitlement to, and may not claim, compensation or damages (or any other remedy) from any Group Company or any former Group Company in respect of any Board decision under Rule 7.5 (or any failure by the Board to consider making a decision).

7.9
An Option (or part of an Option, with references to “Option” in this Rule 7.9 including a reference to part of an Option where the context so permits) shall immediately lapse and cease to be exercisable on the earliest to occur of the following:

7.9.1
if, in the case of an EMI Option, within the period of 60 days commencing on the Date of Grant, the Option Holder does not correctly complete, sign and return the relevant EMI Notice and return it to the Option Holder’s Employer;

7.9.2
subject to Rules 7.5, 7.6, 11 and 13, if the Option Holder ceases to be Connected for any reason (including death);

7.9.3
if the Board shall have exercised its discretion pursuant to Rule 7.5 and the relevant Option shall not have been validly exercised within the period allowed for exercise and specified by the Board pursuant to Rule 7.5 at the end of that period;

7.9.4
if a Nominal-Cost Option (or part of a Nominal-Cost Option) is exercisable pursuant to Rule 7.6 and shall not have been validly exercised within the period allowed for exercise pursuant to that Rule, at the end of that period.

7.9.5
at 5.00pm GMT on the day preceding the tenth anniversary of the Date of Grant;

7.9.6
in relation to part of an RSU-style Option to which Rule 8.5 applies, at the end of any period for exercise specified pursuant to that Rule;

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7.9.7
in relation to part of an RSU-style Option, at 5.00 pm GMT on the last day of the Short-Term Deferral Period applicable to that part of the Option;

7.9.8
if the Option (or any rights under it) is transferred or assigned (other than to the Personal Representatives of the Option Holder on the death of the Option Holder), mortgaged, charged or any other security interest created over it or otherwise disposed of by the Option Holder or the Option Holder attempts to do any such thing;

7.9.9
if the Option Holder is adjudged bankrupt under Part IX of the Insolvency Act 1986, or applies for an interim order under Part VIII of the Insolvency Act 1986, or proposes or makes a voluntary arrangement under Part VIII of the Insolvency Act 1986, or takes similar steps, or is similarly affected under the laws of any jurisdiction that correspond to those provisions of the Insolvency Act 1986;

7.9.10
at the end of the 40 day period referred to in Rule 11.1 or, if earlier, at the end of any period specified by the Board pursuant to Rule 11.2;

7.9.11
at the end of the 40 day period referred to in Rule 13.1 or, if earlier, at the end of any period specified by the Board pursuant to Rule 13.2;

7.9.12
if any Performance Target to which the Option is subject becomes incapable of being attained by the end of the relevant Performance Period.

8.
MANNER OF EXERCISE OF OPTIONS

8.1
Save where an Option is automatically exercised in accordance with Rules 8.4 or 8.6, an Option shall be exercised in whole or in part by the Option Holder (or, as the case may be, his Personal Representatives) delivering to the Company (acting as agent of the Grantor) a written exercise notice (in such form prescribed by the Board from time to time, which can, without limitation, be in electronic form) specifying the number of Shares in respect of which the Option is being exercised. Such notice shall be accompanied by the payment of an amount equal to the Option Price multiplied by the number of Shares specified in the exercise notice in respect of which the Option is exercised and by any payment required under Rule 9 and/or any documentation relating to arrangements or agreements required under Rule 9 (save to the extent the Option Holder enters into other arrangements satisfactory to the Company for the payment of any such sum in relation to the Exercise Price and/or any sum required to be paid under Rule 9).

8.2
Where an Option is exercised in part only the balance of the Option not thereby exercised shall continue to be exercisable in accordance with these Rules and the relevant Option Agreement or Deed of Grant.

8.3
Any exercise notice shall be invalid:

8.3.1
to the extent that it is inconsistent with the Option Holder’s rights under these Rules and/or the Option Agreement or Deed of Grant; and

8.3.2
if any of the requirements of Rule 8.1 are not met; or

8.3.3
if any payment referred to in Rule 8.1 is made by a cheque that is not honoured on first presentation or in any other manner which fails to transfer the expected value to the Company.

8.4
Subject to Rule 8.5, an RSU-style Option shall be automatically exercised to the full extent of the Vested Shares on the day it first becomes exercisable in relation to those Vested Shares by reason of the conditions set out in any applicable Vesting Schedule or Performance Targets being met (or if that day is not a dealing day on NASDAQ, the next day that is a dealing day), subject to and in accordance with the provisions of Rule 8.7 and 8.8. For the avoidance of doubt this Rule 8.4 shall not apply to any part of the RSU-style Option that becomes exercisable in accordance with Rule 7.5, Rule 11 or Rule 13.

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8.5
An RSU-style Option may be granted on terms that Rule 8.4 does not apply to it. In such cases, the Board may specify a period for the exercise of each part of the RSU-style Option following the Shares in that part becoming Vested Shares (such period not to exceed the Short-Term Deferral Period applicable to that part), and if not exercised by the end of that period that part of the Option shall lapse.

8.6
A Nominal-Cost Option shall be automatically exercised to the full extent of the Vested Shares in the circumstances set out in Rule 7.6 (save where Rule 7.7 applies to that Nominal-Cost Option), subject to and in accordance with the provisions of Rule 8.7 and 8.8.

8.7
No Option shall be automatically exercised at any time when a notice to exercise the Option would be invalid under Rule 8.9.1 or 8.9.2, or at any time when the exercise of the Option, or any sale of Shares or ADSs derived from Shares necessary to effect the automatic exercise of the Option, would be prohibited by applicable law or regulation or the Company’s Insider Trading Policy from time to time, or at a time when ADSs are not listed on NASDAQ. In any case where the automatic exercise of the Option is prevented by this Rule 8.7, the Option may be exercised in accordance with the provisions of Rule 8.1 at any time the exercise of the Option is not otherwise prevented by these Rules.

8.8
Where an Option is automatically exercised the Company shall take such steps as it considers necessary in relation to the exercise of the Option and to allot and/or issue the relevant Shares to the Option Holder or to a nominee for him sell or procure the sale of sufficient Vested Shares or ADSs derived from those Vested Shares on or following exercise of the Option on his behalf to ensure that the Company receives the amount required to meet the Option Price and any Tax Liability and any associated costs, taxes, duties and other expenses associated with the sale of the Shares, the creation of ADSs from the Shares and/or the sale of ADSs created from the Shares as authorised by the Option Holder in accordance with Rule 3.4B. The balance of the Shares and/or ADSs not sold in accordance with these provisions shall be held in an account in the name of the Option Holder or of a nominee for the Option Holder.

8.9
A notice to exercise an Option by an Option Holder will be invalid:

8.9.1
when any Group Company has begun disciplinary proceedings against the relevant Option Holder which have not been concluded; or

8.9.2
while any Group Company is investigating the relevant Option Holder’s conduct and may as a result begin disciplinary proceedings; or

8.9.3
while there is a breach of the relevant Option Holder’s contract of employment which entitles any Group Company to dismiss the Option Holder (whether or not the Group Company is aware of that breach); or

8.9.4
at any time when the relevant Option Holder is no longer employed by a Group Company but the Option remains capable of exercise, if there was a material breach of the Option Holder’s employment contract:

(a)
of which no Group Company was aware (or not fully aware) until after:

(i)
the time when the Option Holder ceased employment; and

(ii)
the time when the Board decided to permit the exercise of the Option following the Option Holder’s cessation of employment (if such permission has been granted); and

(b)
which would have prevented the grant or exercise of the Option, had any Group Company been aware (or fully aware) of that breach at the relevant time.

8.10
The Board shall treat Option Holders fairly and reasonably when making decisions or taking steps under Rule 8.9.

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8.11
The Company may permit the Option Holder to correct any defect referred to in Rule 8.3.2 or 8.3.3 (but shall not be obliged to do so). The date of any corrected exercise notice shall be the date of the correction rather than the original notice date for all other purposes of the Scheme.

8.12
Subject to the other Rules of this Scheme, as soon as practicable and in any event not more than 30 days after receipt by the Company of a valid notice exercising an Option or the automatic exercise of an Option, the Shares in respect of which the Option has been exercised shall be allotted and/or issued by the Company to the Option Holder (or a nominee for the Option Holder), or shall be transferred to the Option Holder (or a nominee for the Option Holder). In the case of a New Share Option, it shall only be satisfied by the allotment and/or issue of new Shares to the Option Holder, not the transfer of existing Shares.

8.13
The Company shall be responsible for any stamp duty payable by an Option Holder in respect of the transfer of any Shares to him pursuant to the exercise of an Option.

8.14
Except for any rights determined by reference to a date before the date of allotment, Shares allotted and issued in satisfaction of the exercise of an Option shall rank equally in all respects with the other shares of the same class in issue at the date of allotment.

9.
TAX LIABILITIES

9.1
Each Option Agreement shall include the Option Holder’s irrevocable agreement to:

(a)
pay to the Option Holder’s Employer the amount of any Tax Liability; or

(b)
enter into arrangements to the satisfaction of the Option Holder’s Employer for payment of any Tax Liability.

Where an Option is granted by Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s irrevocable agreement to these terms.
9.2
Unless the Option Holder’s Employer directs that it shall not, each Option Agreement shall include the Option Holder’s irrevocable agreement that:

(a)
the Option Holder’s Employer may recover the whole or any part of any Employer NICs from the Option Holder; and

(b)
at the request of the Option Holder’s Employer, the Option Holder shall elect (using a form approved by HMRC) that the whole or any part of the liability for Employer NICs shall be transferred to the Option Holder.

Where an Option is granted by Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s irrevocable agreement to these terms (unless the Option Holder’s Employer directs that it shall not).
9.3
The Option Holder’s Employer may decide to release the Option Holder from, or not to enforce, any part of the Option Holder’s obligations in respect of Employer NICs under Rule 9.1 and 9.2.

9.4
If an Option Holder does not fulfil his obligations under either Rule 9.1(a) or Rule 9.1(b) in respect of any Tax Liability arising from the exercise of an Option within seven days after the date of exercise and Shares are readily saleable at that time, the Grantor shall withhold Sufficient Shares from the Shares which would otherwise be delivered to the Option Holder. From the net proceeds of sale of those withheld Shares, the Granter shall pay to the Option Holder’s Employer an amount equal to the Tax Liability and shall pay any balance to the Option Holder. The Option Holder’s obligations under Rule 9.1(a) and Rule 9.1(b) shall not be affected by any failure of the Company to withhold Shares under this Rule 9.4.

9.5
Option Holders shall have no rights to compensation or damages on account of any tax or National Insurance contributions liability which arises or is increased (or is claimed to arise or be increased) in whole or in part because of:

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(a)
any decision of HMRC that an Option does not meet the requirements of Schedule 5 ITEPA 2003 and is therefore not an EMI Option, however that decision may arise;

(b)
any Disqualifying Event, however that event may be caused; or

(c)
the timing of any decision by the Board to permit the exercise of an Option under Rule 7.5.

9.6
Each Option Agreement shall include the Option Holder’s irrevocable agreement to enter into a joint election, under section 431(1) or section 431(2) of ITEPA 2003, in respect of the Shares to be acquired on exercise of the relevant Option, if required to do so by the Company or Option Holder’s Employer, on or before any date of exercise of the Option. Where an Option is granted by Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s irrevocable agreement to enter into such an election if so required.

9.7
Each Option Agreement shall include a power of attorney appointing the Company as the Option Holder’s agent and attorney for the purposes of Rule 9.4 and Rule 9.6. Where an Option is granted by way of Deed of Grant, the acceptance of the terms of the Option in accordance with Rule 3.4A.2 shall constitute the Option Holder’s appointment of the Company as the Option Holder’s agent for the purposes of Rule 9.4 and Rule 9.6.

10.
NON-TRANSFERABILITY OF OPTIONS

10.1
During his lifetime, only the individual to whom an Option is granted may exercise that Option. Options (and any rights arising under them) may not be transferred or assigned or have any charge or other security interest created over them.

11.
TAKEOVERS

11.1
Subject to Rules 11.2 and 12, if any person (“the Controller”) acquires control of the Company as a result of:

11.1.1
making an offer to acquire the whole of the issued share capital of the Company which is made on a condition such that, if it is satisfied, the Controller will (on its own account or acting together with others) have control of the Company; or

11.1.2
making an offer to acquire all the shares in the Company which are of the same class as the Shares (on its own account or acting together with others); or

11.1.3
entering into a share sale and purchase agreement which will result in the Controller obtaining Control of the Company upon completion (on its own account or acting together with others);

the Option Holder shall, whether or not he subsequently or in consequence of the change in control ceases to be Connected for any reason but subject to the provisions of Rules 7.1 and 7.2, be entitled to exercise his Option to the extent of the Vested Shares (or any higher number as may be permitted under Rule 7.3) within the period of 40 days beginning with the date when the Controller has obtained control of the Company and (if relevant) any condition subject to which the offer is made has been satisfied and to the extent that the Option is not exercised within such period it shall lapse and cease to be exercisable.
11.2
Notwithstanding Rule 11.1, if a person makes such an offer as is referred to in Rule 11.1.1 or 11.1.2 or negotiates a share sale and purchase agreement with the shareholders of the Company which will result in a change in control, the Board may, in its absolute discretion and by notice in writing to all Option Holders, declare all outstanding Options to be exercisable in respect of all Option Shares which would become Vested Shares (or any higher number as may be permitted under Rule 7.3) upon such change of control in anticipation of the change in control during a reasonable limited period specified by the Board in the notice (which period shall end immediately before the Controller obtains control of the Company, if it has not already ended). If the Board so declares, all outstanding

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Options may be exercised at any time during such period. If not exercised, the Options shall lapse immediately upon the expiry of such period.
11.3
Subject to Rules 11.4 and 12, If the court sanctions a compromise or arrangement under s899 Companies Act 2006 pursuant to which another person will acquire control of the Company, the Option Holder shall, whether or not he subsequently or in consequence of the change in control ceases to be Connected for any reason but subject to the provisions of Rules 7.1 and 7.2, be entitled to exercise his Option to the extent of the Vested Shares (or any higher number as may be permitted under Rule 7.3) within the period of 40 days beginning with the date the court sanctions the compromise or arrangement.

11.4
Notwithstanding Rule 11.3, if the Board considers that a compromise or arrangement as referred to in Rule 11.3 will be sanctioned by the court, the Board may, in its absolute discretion and by notice in writing to all Option Holders, declare all outstanding Options to be exercisable in respect of all Option Shares which would become Vested Shares upon such sanction (or any higher number as may be permitted under Rule 7.3) in anticipation of the sanction during a reasonable limited period specified by the Board in the notice (which period shall end immediately before the court sanctions the compromise or arrangement, if it has not already ended). If the Board so declares, all outstanding Options may be exercised to the relevant extent at any time during such period. If not exercised, the Options shall lapse immediately upon the expiry of such period.

12.
QUALIFYING EXCHANGE OF SHARES

12.1
The provisions of Rule 12.2 shall have effect, and Rules 11.1 and 11.3 shall not apply if another company obtains (or will obtain) all the shares of the Company as a result of a “qualifying exchange of shares” (falling within paragraph 40 of Schedule 5 to ITEPA 2003) and the Option Holder is invited to release his rights under his Option in consideration of the grant to him of rights (the “Replacement Option”) which are equivalent but relate to shares in the acquiring company and the requirements of paragraphs 42 and 43 of Schedule 5 to ITEPA 2003 would be met in relation to the Replacement Option.

12.2
If the Option Holder does not agree to release his rights under his Option in consideration of the grant to him of such Replacement Option then his Option shall lapse and cease to be exercisable at the end of the period within which the Option Holder could have accepted such invitation.

13.
SALE

13.1
In the event of a Sale, Options may be exercised in respect of Vested Shares (or any higher number as may be permitted under Rule 7.3) whether or not the relevant Option Holder shall have ceased to be Connected subsequently to or in consequence of that Sale within the period of 40 days beginning with the date of the Sale and shall lapse and cease to be exercisable at the end of that period.

13.2
If the Board anticipates that a Sale may occur, the Board may invite Option Holders to exercise Options in respect of Option Shares which would become Vested Shares upon such Sale (or any higher number as may be permitted under Rule 7.3) within such period preceding such Sale as the Board may specify and, if an Option is not then exercised, it shall, unless the Board otherwise determines, lapse and cease to be exercisable at the end of that period.

14.
[RULE 14 IS NOT USED]

15.
VARIATION OF SHARE CAPITAL

15.1
If there is any variation of the share capital of the Company (whether that variation is a capitalisation issue (other than a scrip dividend), rights issue, consolidation, subdivision or reduction of capital or otherwise) which affects (or may affect) the value of Options to Option Holders, the Board may adjust the number and description of Shares subject to each Option and/or the Option Price of each Option in a manner which the Board, in its reasonable opinion, considers to be fair and appropriate. However:

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15.1.1
the amendment of any Option granted by a Grantor other than the Company shall require the consent of that Grantor (which shall not be unreasonably withheld);

the Board should note that the amendment of an EMI Option:
(a)
may be a Disqualifying Event;

(b)
may be regarded by HMRC as the release of the Option and the grant of a replacement share option which lacks EMI tax advantages; and

(c)
it is possible to consult the Small Company Enterprise Centre of HMRC before any amendment proposed to be made under this Rule 15 and obtain their informal confirmation that they do not consider that the amendment would fall within either (i) or (ii) above;

15.1.2
the total amount payable on the exercise of any Option in full shall not be increased; and

15.1.3
the Option Price for a Share to be newly issued on the exercise of any Option shall not be reduced below its nominal value (unless the Board resolves to capitalise, from reserves, an amount equal to the amount by which the total nominal value of the relevant Shares exceeds the total adjusted Option Price, and to apply such amount to pay-up the relevant Shares in full).

16.
RELATIONSHIP WITH EMPLOYMENT CONTRACT

16.1
This Scheme shall not form part of any contract of employment or letter of appointment between any Eligible Person and any Group Company and shall not confer on any Eligible Person any legal or equitable rights whatsoever against any such company nor give rise to any claim or cause of action at common law under statute or in equity.

16.2
The grant of an option shall not form part of the Option Holder’s entitlement to remuneration or benefits pursuant to his contract of employment or letter of appointment or count as wages or remuneration for pension purposes nor does the existence of a contract of employment or a letter of appointment between any person and any Group Company give such person any right or entitlement to have an Option granted to him in respect of any number of Shares or any expectation that an Option might be granted to him whether subject to any conditions or at all.

16.3
The rights and obligations of an Option Holder under the terms of his contract of employment or letter of appointment shall not be affected by the grant of an Option or his participation in this Scheme.

16.4
The rights granted to an Option Holder upon the grant of an Option shall not afford the Option Holder any rights or additional rights to compensation or damages in consequence of the loss or termination of his office or employment with any Group Company for any reason whatsoever (whether or not in circumstances giving rise to a claim for wrongful or unfair dismissal).

17.
VARIATIONS AND TERMINATION

17.1
The Board may from time to time in its absolute discretion, subject to Rules 17.2 and 17.3, amend, delete or add to the Rules of this Scheme in any respect as they deem desirable.

17.2
No amendment, deletion or addition shall be made which would adversely affect in any way any subsisting rights of Option Holders under the Scheme unless it is made:

17.2.1
with the prior written consent of such number of Option Holders as hold Options under the Scheme to acquire 75 per cent of the Shares which would be issued or transferred if all Options granted and subsisting under the Scheme were at that time exercised; or

17.2.2
by a resolution at a meeting of Option Holders passed by not less than 75 per cent of the Option Holders who attend and vote either in person or by proxy, and for the purposes of

B-II-17

this Rule 17.2 the Option Holders shall be treated as a separate class of share capital and the provisions of the Articles of Association of the Company relating to class meetings shall apply mutatis mutandis.
17.3
This Scheme may be terminated at any time by a resolution of the Board or of the Company in general meeting, but if not terminated before then shall terminate on 10 April 2035. On termination, no further Options shall be granted, but Options granted prior to such termination shall continue to be valid and exercisable in accordance with these Rules.

18.
HMRC REQUESTS

18.1
The Company shall provide to HMRC (within such time limit as the HMRC directs) any information in relation to this Scheme or the grant of Options under it and an Option Holder shall:

18.1.1
promptly provide to the Company such information as it may reasonably request; and

18.1.2
consent to the Company providing such information concerning him to HMRC for the purpose of complying with such request from HMRC.

19.
EMI

19.1
Except as described in this Rule, the Rules of this Scheme shall apply to EMI Options in exactly the same way as they apply to other Options.

19.2
No warranty, representation or undertaking of any nature is given to the holder of an EMI Option that the EMI Option is a qualifying option for the purposes of ITEPA 2003 or that a disqualifying event will not occur in relation to an EMI Option. Neither the Board, the Company nor any other person shall be liable to the Option Holder for any loss of whatsoever nature resulting from the failure for any reason of an Option granted as an EMI Option to meet the conditions of Schedule 5 to ITEPA 2003, whether such failure results from the inadvertent or deliberate act of the Board, the Company or any other person or for any other reason whatsoever.

20.
GENERAL

20.1
Any notice or other communication under or in connection with this Scheme may be given in such manner as the Board determines to be appropriate. Items sent by post shall be sent by pre-paid first-class post and shall be deemed to have been received at 12 noon on the second business day after posting. This Rule 20.1 shall not apply to the service of any proceedings or other documents in any legal action.

20.2
The Company shall at all times ensure that the Board is authorised to satisfy all rights from time to time subsisting under Options granted pursuant to this Scheme, taking account of any other obligations of the Company to allot and issue unissued Shares.

20.3
The Board’s decision on any matter relating to this Scheme including any disputes relating to an Option shall be final and binding.

20.4
The costs of introducing and administering this Scheme shall be borne by the Company.

20.5
The Scheme shall be administered by the Board and the Board shall have power from time to time to make or vary regulations for the administration and operation of this Scheme provided that such regulations are not inconsistent with these Rules.

20.6
Notwithstanding Rule 20.5, or anything else to the contrary in these Rules, any matter to be determined in relation to an Option granted or to be granted to, or held by, the Company’s chief executive officer or its other executive officers must be determined or recommended to the full board of the Company for determination either by:

20.6.1
independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate; or

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20.6.2
a compensation committee comprised solely of independent directors.

This Rule 20.6 shall be interpreted in accordance with the NASDAQ Listing Rules, save that “independent director” shall mean a person who is both an independent director within the meaning of the NASDAQ Listing Rules and a non-employee director within the meaning of Rule16b-3 under the Securities Exchange Act of 1934 of the United States (the “Exchange Act”).
20.7
Subject always to Rule 20.6, the Board may delegate its powers to such person or persons as it determines, and on such terms as it determines, provided that the Board may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Option granted to such an officer, director or other person.

20.8
The Company and any other Grantor shall not be obliged to provide Option Holders with copies of any materials sent to the holders of Shares.

20.9
The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Scheme nor to any Option granted under it and no person other than the parties referred to in these Rules including, without prejudice to the generality of the foregoing, the relevant Option Holder’s Employer and the parties to an Option shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

20.10
No individual shall have any claim against any member of the Group arising out of his not being admitted to participation in the Scheme which is entirely within the discretion of the Board.

20.11
In the case of the partial exercise of an Option, the Board may call in or endorse or cancel and reissue as it thinks fit, any certificate for the balance of Shares over which the Option was granted.

20.12
Neither the Company nor any Grantor shall be obliged to notify any Option Holder if an Option is due to lapse.

20.13
For the purposes of operating the Scheme, the Company will collect and process Personal Data in accordance with the privacy notice which has been made available to Option Holders.

21.
GOVERNING LAW AND JURISDICTION

21.1
These Rules and all Options granted hereunder shall be governed by and construed in accordance with English law.

21.2
The courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including a non-contractual dispute or claim) that arises out of or in connection with these Rules, the Scheme or its subject matter and any Option or its subject matter or formation.

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All Correspondence to:Computershare Investor Services PLCThe Pavilions, Bridgwater Road,Bristol, BS99 6ZYForm of Proxy - Annual General Meeting to be held on 29 May 2025 at 11.00 am (London Time)To be effective, all proxy appointments must be lodged with the Company’s registrars at: Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol BS99 6ZY by 11.00 am (London Time) on 27 May 2025.Explanatory Notes:1. Every holder has the right to appoint some other person(s) of their choice, who need not be a shareholder, as his proxy to exercise all or any of his rights, to attend, speak and vote on their behalf at the meeting. If you wish to appoint a person other than the Chairman of the Meeting, please insert the name of your chosen proxy holder in the space provided (see reverse). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder’s name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. If returned without an indication as to how the proxy shall vote on any particular matter, the proxy will exercise his discretion as to whether, and if so how, he votes (or if this proxy form has been issued in respect of a designated account for a shareholder, the proxy will exercise his discretion as to whether, and if so how, he votes).2. To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the Registrar’s helpline on 0370 702 0000 or you may photocopy this form. Please indicate in the box next to the proxy holder’s name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicateby marking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.3. The ‘Vote Withheld’ option overleaf is provided to enable you to abstain on any particular resolution. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a resolution.4. Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, entitlement to attend and vote at the meeting and the number of votes which may be cast thereat will be determined by reference to the Register of Members of the Company at 6.30 pm(London Time) on 27 May 2025. Changes to entries on the Register of Members after that time shall be disregarded in determining the rights of any person to attend and vote at the meeting.5. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID number 3RA50) by 11.00 am (London Time) on 27 May 2025. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.6. The above is how your address appears on the Register of Members. If this information is incorrect, please ring the Registrar’s helpline on 0370 702 0000 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service.7. Any alterations made to this form should be initialled.8. The completion and return of this form will not preclude a member from attending the meeting and voting in person.Adaptimmune Therapeutics plcCast your Proxy online...It’s fast, easy and secure!www.investorcentre.co.uk/eproxyYou will be asked to enter the Control Number, Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions.Control Number:PIN:SRN:View the Annual Report online: https://www.adaptimmune.com/investors-and-mediaAll Named HoldersKindly note: This form is issued only to the addressee(s) and is specific to the unique designated account printed thereon. This personalised form is not transferable between different (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions

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Form of ProxyPlease use a black pen. Mark an “X” inside the box as shown in this example.Please complete this box only if you wish to appoint a third party proxy other than the Chairman of the Meeting.Please leave this box blank if you want to select the Chairman of the Meeting. Do not insert your own name(s).I/We hereby appoint the Chairman of the Meeting OR the person indicated in the box above as my/our proxy to attend, speak and vote in respect of my/our full voting entitlement* on my/our behalf at the Annual General Meeting of Adaptimmune Therapeutics plc to be held at 60 Jubilee Avenue, Milton Park, Abingdon, Oxfordshire, OX14 4RX on 29 May 2025 at 11.00 am (London Time), and at any adjourned meeting.*For the appointment of more than one proxy, please refer to Explanatory Note 2 (see front).Please mark here to indicate that this proxy appointment is one of multiple appointments being made.Ordinary ResolutionsFor Against Vote Withheld 1. To re-elect as a director, Ali Behbahani, who retires by rotation in accordance with the
Articles of Association.2. To re-elect as a director, John Furey, who retires by rotation in accordance with the Articles of Association.3. To re-elect as a director, Adrian Rawcliffe, who retires by rotation in accordance with the Articles of Association.4. To re-appoint KPMG LLP as auditors of the Company, to hold office until the conclusion of the next annualgeneral meeting of shareholders.5. To authorize the Audit Committee to determine our auditors’ remuneration for the fiscal year endingDecember 31, 2025.6. To adopt the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2024 and tonote that the Directors do not recommend the payment of any dividend for the year ended December 31, 2024.7. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officersfor the year ended December 31, 2024.8. To approve our U.K. statutory directors’ remuneration report for the year ended December 31, 20249. To approve our 2025 employee share option scheme, which, if approved, will take effect upon the conclusionof the Annual General Meeting.10. To approve our 2025 non-employee share option scheme, which, if approved, will take effect upon theconclusion of the Annual General Meeting.11. To authorize the Directors under Section 551 of the U.K. Companies Act 2006 (the “2006 Act”) to allot sharesor to grant rights to subscribe for or to convert any security into shares.Special Resolution12. To empower the Directors to allot equity securities for cash pursuant to Section 570(1) of the 2006 Actas if Section 561(1) of the 2006 Act did not apply to that allotment.Advisory Resolution1 Year 2 Years 3 Years Vote Withheld13. To approve, on a non-binding, advisory basis, the preferred frequency of future shareholderadvisory votes on the compensation of the Company’s named executive officers.I/We direct my/our proxy to vote on the resolutions proposed at the Meeting as indicated above on this form. Unless otherwise instructed the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting.SignatureIn the case of joint holders, onlyone holder need sign. In the case of a corporation, the Form of Proxy should be signed by a duly authorised official whose capacity should be stated, or by an attorney.DD / MM / YYYYX*

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